UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05878
                                   ----------

                         FRANKLIN VALUE INVESTORS TRUST
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                --------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/09
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.



OCTOBER 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                   (GRAPHIC)

                                                                           VALUE

                                    FRANKLIN
                             VALUE INVESTORS TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                       FRANKLIN - Templeton - Investments

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

                                    Contents

SHAREHOLDER LETTER .......................................................     1
ANNUAL REPORT
Economic and Market Overview .............................................     3
Franklin All Cap Value Fund ..............................................     5
Franklin Balance Sheet Investment Fund ...................................    15
Franklin Large Cap Value Fund ............................................    25
Franklin MicroCap Value Fund .............................................    35
Franklin MidCap Value Fund ...............................................    43
Franklin Small Cap Value Fund ............................................    53
Financial Highlights and Statements of Investments .......................    63
Financial Statements .....................................................   108
Notes to Financial Statements ............................................   117
Report of Independent Registered Public Accounting Firm ..................   138
Tax Designation ..........................................................   139
Board Members and Officers ...............................................   140
Shareholder Information ..................................................   144

Shareholder Letter

Dear Shareholder:

During the 12-month period ended October 31, 2009, economic activity weakened before showing signs of stabilization. The slowdown began in 2008 with the U.S. subprime mortgage and credit crises and eventually spread worldwide. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to market woes through the period's first half. Later in the period, some indicators offered a better economic outlook, and markets rallied beginning in March 2009, erasing much of the earlier losses. At period-end, although some observers thought the worst of the economic crises was behind us, others believed significant challenges remained.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and economic recovery.

Franklin Value Investors Trust is organized into six portfolios, each managed in the same value spirit but with a different focus. While the Funds generally have distinct investment approaches, our fundamental operating principles remain the same: prudent investment selection and constant professional management. You can be confident that the Funds' managers will remain committed to their commonsense value investment philosophy in any economic or financial market environment. We believe our value Funds provide shareholders with attractively valued portfolios of well-managed, financially sound companies that possess the potential for solid earnings growth and, with patience, capital appreciation over the long term.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

Franklin Value Investors Trust's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, and find helpful financial planning tools. We hope you will take advantage of these online services.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ William J. Lippman
William J. Lippman
President
Franklin Value Investors Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Economic and Market Overview

The 12-month period under review can be divided into two halves: the first marked by the bursting of the credit and commodities' bubbles, the onset of global recession and the precipitous decline of equity markets, and the second by a sharp market rebound amid renewed optimism. In the first half, restrictive credit and wealth deterioration stalled economic activity, marking arguably the worst global recession since World War II. Equity market volatility reached record levels in the face of plummeting consumer spending, manufacturing output and home prices in the U.S. The government responded by launching a massive stimulus package and a series of subsidy programs, and the Federal Reserve Board
(Fed) lowered the federal funds target rate to a range of 0% to 0.25% in December 2008.

Signs emerged of improving economic conditions in the second half. The real estate market stabilized at low levels across the country, with the government's tax credit for first-time homebuyers partly supporting home sales and prices. Industrial production picked up as exports and orders rose for big-ticket items. Consumer spending overall improved mainly due to the temporary boost from the month-long cash-for-clunkers program. In this environment, hopes ran high for a sustainable and broadening recovery, but the job market remained troubled as the unemployment rate climbed to 10.2% by period-end.(1) The Fed maintained its target rate range through period-end, but began to move away from crisis mode by allowing some of its government support measures to expire or shrink.

Economic activity, as measured by U.S. gross domestic product (GDP), fell at annualized rates of 5.4% in 2008's fourth quarter and 6.1% in 2009's first quarter. The decline in GDP eased in 2009's second quarter at an annualized rate of -0.7%, and GDP grew at an annualized 2.8% rate in the third quarter. After a yearlong contraction, GDP returned to stronger-than-expected growth on improved consumer spending and homebuilding, yet much of the expansion was tied to federal government spending. Commodity prices fell through early 2009 before rebounding somewhat through period-end, which contributed to a significant decline in inflation. October's inflation rate was an annualized -1.3%, while core inflation, which excludes food and energy costs, was an annualized 1.7%.(1)

(1.) Source: Bureau of Labor Statistics.


                               Annual Report | 3

U.S. equity markets declined until March 2009 before beginning a rally fueled by renewed optimism and aggregate corporate earnings that beat consensus expectations. Skepticism about the sustainability of positive trends led to market volatility near period-end. For the 12 months under review, the Dow Jones Industrial Average, Standard & Poor's 500 Index (S&P 500) and NASDAQ Composite Index had total returns of +7.71%, +9.80% and +20.07%, respectively.(2) Financials was the only sector to post negative results during the year under review, while the information technology, consumer discretionary and materials sectors had the strongest returns.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                4 | Annual Report

Franklin All Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin All Cap Value Fund seeks long-term total return by primarily investing in equity securities of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin All Cap Value Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin All Cap Value Fund - Class A posted a +10.27% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Russell 3000(R) Value Index, which rose 4.56% for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

Our goal is to invest in equity securities of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature, or that appear to be inexpensive measured by factors such as price relative to earnings, book value or cash flow. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 67.


                                Annual Report | 5

PORTFOLIO BREAKDOWN

Franklin All Cap Value Fund
Based on Total Net Assets as of 10/31/09

                                   (BAR CHART)

Capital Goods                               20.4%
Energy                                      15.9%
Materials                                   10.5%
Insurance                                    7.4%
Utilities                                    7.1%
Health Care Equipment & Services             7.0%
Technology Hardware & Equipment              5.4%
Retailing                                    5.1%
Consumer Durables & Apparel                  4.8%
Food & Staples Retailing                     3.1%
Food, Beverage & Tobacco                     2.2%
Other                                        7.7%
Short-Term Investments & Other Net Assets    3.4%

MANAGER'S DISCUSSION

During the fiscal year under review, contributors to performance included lumber and building products company Universal Forest Products, which rose in value as investors seemed to anticipate a rebound in the housing market. Information technology services and software provider International Business Machines (IBM), a new holding, also contributed to results. IBM posted strong results thus far in 2009 and continued to have a positive outlook for its future prospects. Oil and gas exploration and production company Occidental Petroleum helped Fund performance as the company benefited from rising oil prices and good performance in its exploration program, which contributed to improving quarterly results.

Detractors from performance included footwear retailer Brown Shoe, temporary staffing services company Kelly Services, and label, sign and electrical components manufacturer Brady. Brown Shoe experienced disappointing sales and lowered its full-year sales projection. Kelly Services suffered amid a soft U.S. staffing market, while Brady lowered its 2009 profit projections due to declining sales and unfavorable currency exchange rates. We sold our holdings in these companies by period-end largely due to deteriorating fundamentals.

During the fiscal year, we initiated positions in six common stocks, in addition to IBM, and one convertible preferred stock, Bristow Group, which was exchanged for common stock late in the period. The common stock purchases were Atlantic Tele-Network, Becton Dickinson, Boots & Coots, Ceradyne, Kraft Foods and Pharmaceutical Product Development. We also added to existing positions Aflac, Apache, Kennametal, Laboratory Corp. of America Holdings and Occidental Petroleum, among others. We liquidated 31 positions, largely because we believed the companies' fundamentals had deteriorated or prices fully reflected future expected performance. In addition to sales mentioned earlier, other significant liquidations included Carbo Ceramics, Carlisle Companies, Dover, DTE Energy and General Electric. We also reduced our holdings in D.R. Horton, MDC Holdings, NV Energy, Peabody Energy and Universal Forest Products.


                                6 | Annual Report

Thank you for your participation in Franklin All Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman
William J. Lippman
President and Co-Portfolio Manager

(PHOTO OF STEVEN B. RAINERI)


/s/ Steven B. Raineri
Steven B. Raineri
Co-Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin All Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin All Cap Value Fund
10/31/09

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
Becton Dickinson and Co.                   3.6%
   HEALTH CARE EQUIPMENT & SERVICES
International Business Machines Corp.      3.5%
   TECHNOLOGY HARDWARE & EQUIPMENT
Laboratory Corp. of America Holdings       3.4%
   HEALTH CARE EQUIPMENT & SERVICES
Eaton Corp.                                3.1%
   CAPITAL GOODS
Adidas AG, ADR (Germany)                   3.1%
   CONSUMER DURABLES & APPAREL
Wal-Mart Stores Inc.                       3.1%
   FOOD & STAPLES RETAILING
Occidental Petroleum Corp.                 2.7%
   ENERGY
Bristow Group Inc.                         2.5%
   ENERGY
IDACORP Inc.                               2.5%
   UTILITIES
United Technologies Corp.                  2.5%
   CAPITAL GOODS


                               Annual Report | 7

Performance Summary as of 10/31/09

FRANKLIN ALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRAVX)                      CHANGE   10/31/09  10/31/08
-----------------------                      ------   --------  --------
Net Asset Value (NAV)                        +$0.58     $6.83     $6.25
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.0511

CLASS C (SYMBOL: N/A)                        CHANGE   10/31/09  10/31/08
---------------------                        ------   --------  --------
Net Asset Value (NAV)                        +$0.57     $6.77     $6.20
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.0156

CLASS R (SYMBOL: N/A)                        CHANGE   10/31/09  10/31/08
---------------------                        ------   --------  --------
Net Asset Value (NAV)                        +$0.57     $6.82     $6.25
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.0394

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   10/31/09  10/31/08
---------------------------                  ------   --------  --------
Net Asset Value (NAV)                        +$0.58     $6.86     $6.28
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.0674


                               8 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                                   1-YEAR    INCEPTION (6/1/07)
-------                                                  --------   ------------------
Cumulative Total Return(2)                                +10.27%         -30.66%
Average Annual Total Return(3)                             +3.95%         -16.14%
Value of $10,000 Investment(4)                           $10,395         $ 6,535
Avg. Ann. Total Return (9/30/09)(5)                       -13.96%         -15.18%
   Total Annual Operating Expenses(6)
      Without Waiver                             2.44%
      With Waiver                                1.23%

CLASS C                                                   1-YEAR    INCEPTION (6/1/07)
-------                                                  --------   ------------------
Cumulative Total Return(2)                                 +9.50%         -31.80%
Average Annual Total Return(3)                             +8.50%         -14.65%
Value of $10,000 Investment(4)                           $10,850         $ 6,820
Avg. Ann. Total Return (9/30/09)(5)                       -10.13%         -13.55%
   Total Annual Operating Expenses(6)
      Without Waiver                             3.12%
      With Waiver                                1.91%

CLASS R                                                   1-YEAR    INCEPTION (6/1/07)
-------                                                  --------   ------------------
Cumulative Total Return(2)                                 +9.88%         -30.96%
Average Annual Total Return(3)                             +9.88%         -14.21%
Value of $10,000 Investment(4)                           $10,988         $ 6,904
Avg. Ann. Total Return (9/30/09)(5)                        -8.90%         -13.10%
   Total Annual Operating Expenses(6)
      Without Waiver                             2.64%
      With Waiver                                1.43%

ADVISOR CLASS                                             1-YEAR    INCEPTION (6/1/07)
-------------                                            --------   ------------------
Cumulative Total Return(2)                                +10.54%         -30.09%
Average Annual Total Return(3)                            +10.54%         -13.77%
Value of $10,000 Investment(4)                           $11,054         $ 6,991
Avg. Ann. Total Return (9/30/09)(5)                        -8.41%         -12.69%
   Total Annual Operating Expenses(6)
      Without Waiver                             2.14%
      With Waiver                                0.93%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.90% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/10.


                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    10/31/09
-------                    --------
1-Year                       +3.95%
Since Inception (6/1/07)    -16.14%

CLASS A (6/1/07-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN ALL CAP
                  VALUE FUND -     RUSSELL 3000
    DATE            CLASS A         VALUE INDEX     CPI
-------------   ----------------   ------------   -------
   6/1/2007          $9,425           $10,000     $10,000
  6/30/2007          $9,293           $ 9,766     $10,019
  7/31/2007          $8,803           $ 9,283     $10,017
  8/31/2007          $8,728           $ 9,393     $ 9,998
  9/30/2007          $8,850           $ 9,693     $10,026
 10/31/2007          $8,973           $ 9,702     $10,047
 11/30/2007          $8,530           $ 9,208     $10,107
 12/31/2007          $8,468           $ 9,120     $10,100
  1/31/2008          $8,335           $ 8,754     $10,151
  2/29/2008          $8,079           $ 8,389     $10,180
  3/31/2008          $8,174           $ 8,340     $10,268
  4/30/2008          $8,648           $ 8,735     $10,331
  5/31/2008          $8,875           $ 8,746     $10,418
  6/30/2008          $8,107           $ 7,909     $10,523
  7/31/2008          $8,069           $ 7,914     $10,578
  8/31/2008          $8,250           $ 8,068     $10,536
  9/30/2008          $7,463           $ 7,493     $10,521
 10/31/2008          $5,926           $ 6,178     $10,415
 11/30/2008          $5,462           $ 5,713     $10,215
 12/31/2008          $5,741           $ 5,814     $10,110
  1/31/2009          $5,129           $ 5,132     $10,154
  2/28/2009          $4,526           $ 4,444     $10,204
  3/31/2009          $4,947           $ 4,825     $10,229
  4/30/2009          $5,530           $ 5,362     $10,254
  5/31/2009          $5,760           $ 5,676     $10,284
  6/30/2009          $5,846           $ 5,636     $10,372
  7/31/2009          $6,363           $ 6,112     $10,356
  8/31/2009          $6,612           $ 6,430     $10,379
  9/30/2009          $6,813           $ 6,684     $10,386
 10/31/2009          $6,535           $ 6,460     $10,396
Total Returns        -34.65%           -35.40%       3.96%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    10/31/09
-------                    --------
1-Year                       +8.50%
Since Inception (6/1/07)    -14.65%

CLASS C (6/1/07-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN ALL CAP
                  VALUE FUND -     RUSSELL 3000
     DATE            CLASS C        VALUE INDEX     CPI
-------------   ----------------   ------------   -------
    6/1/2007         $10,000          $10,000     $10,000
   6/30/2007          $9,860           $9,766     $10,019
   7/31/2007          $9,330           $9,283     $10,017
   8/31/2007          $9,250           $9,393     $ 9,998
   9/30/2007          $9,370           $9,693     $10,026
  10/31/2007          $9,490           $9,702     $10,047
  11/30/2007          $9,020           $9,208     $10,107
  12/31/2007          $8,951           $9,120     $10,100
   1/31/2008          $8,800           $8,754     $10,151
   2/29/2008          $8,529           $8,389     $10,180
   3/31/2008          $8,630           $8,340     $10,268
   4/30/2008          $9,122           $8,735     $10,331
   5/31/2008          $9,353           $8,746     $10,418
   6/30/2008          $8,549           $7,909     $10,523
   7/31/2008          $8,489           $7,914     $10,578
   8/31/2008          $8,680           $8,068     $10,536
   9/30/2008          $7,846           $7,493     $10,521
  10/31/2008          $6,229           $6,178     $10,415
  11/30/2008          $5,746           $5,713     $10,215
  12/31/2008          $6,024           $5,814     $10,110
   1/31/2009          $5,380           $5,132     $10,154
   2/28/2009          $4,755           $4,444     $10,204
   3/31/2009          $5,188           $4,825     $10,229
   4/30/2009          $5,803           $5,362     $10,254
   5/31/2009          $6,034           $5,676     $10,284
   6/30/2009          $6,115           $5,636     $10,372
   7/31/2009          $6,649           $6,112     $10,356
   8/31/2009          $6,911           $6,430     $10,379
   9/30/2009          $7,122           $6,684     $10,386
  10/31/2009          $6,820           $6,460     $10,396
Total Returns         -31.80%          -35.40%       3.96%


                               10 | Annual Report

CLASS R (6/1/07-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN ALL CAP
                  VALUE FUND -     RUSSELL 3000
    DATE             CLASS R       VALUE INDEX      CPI
-------------   ----------------   ------------   -------
    6/1/2007         $10,000          $10,000     $10,000
   6/30/2007         $ 9,860          $ 9,766     $10,019
   7/31/2007         $ 9,340          $ 9,283     $10,017
   8/31/2007         $ 9,260          $ 9,393     $ 9,998
   9/30/2007         $ 9,390          $ 9,693     $10,026
  10/31/2007         $ 9,520          $ 9,702     $10,047
  11/30/2007         $ 9,050          $ 9,208     $10,107
  12/31/2007         $ 8,977          $ 9,120     $10,100
   1/31/2008         $ 8,837          $ 8,754     $10,151
   2/29/2008         $ 8,565          $ 8,389     $10,180
   3/31/2008         $ 8,666          $ 8,340     $10,268
   4/30/2008         $ 9,158          $ 8,735     $10,331
   5/31/2008         $ 9,400          $ 8,746     $10,418
   6/30/2008         $ 8,595          $ 7,909     $10,523
   7/31/2008         $ 8,545          $ 7,914     $10,578
   8/31/2008         $ 8,736          $ 8,068     $10,536
   9/30/2008         $ 7,912          $ 7,493     $10,521
  10/31/2008         $ 6,283          $ 6,178     $10,415
  11/30/2008         $ 5,791          $ 5,713     $10,215
  12/31/2008         $ 6,084          $ 5,814     $10,110
   1/31/2009         $ 5,436          $ 5,132     $10,154
   2/28/2009         $ 4,798          $ 4,444     $10,204
   3/31/2009         $ 5,234          $ 4,825     $10,229
   4/30/2009         $ 5,861          $ 5,362     $10,254
   5/31/2009         $ 6,094          $ 5,676     $10,284
   6/30/2009         $ 6,185          $ 5,636     $10,372
   7/31/2009         $ 6,732          $ 6,112     $10,356
   8/31/2009         $ 6,995          $ 6,430     $10,379
   9/30/2009         $ 7,208          $ 6,684     $10,386
  10/31/2009         $ 6,904          $ 6,460     $10,396
Total Returns         -30.16%          -35.40%       3.96%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/09
-------                    --------
1-Year                       +9.88%
Since Inception (6/1/07)    -14.21%

ADVISOR CLASS (6/1/07-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN ALL CAP
                  VALUE FUND -     RUSSELL 3000
     DATE         ADVISOR CLASS     VALUE INDEX     CPI
-------------   ----------------   ------------   -------
   6/1/2007          $10,000           $10,000    $10,000
  6/30/2007          $ 9,870           $ 9,766    $10,019
  7/31/2007          $ 9,350           $ 9,283    $10,017
  8/31/2007          $ 9,280           $ 9,393    $ 9,998
  9/30/2007          $ 9,410           $ 9,693    $10,026
 10/31/2007          $ 9,540           $ 9,702    $10,047
 11/30/2007          $ 9,080           $ 9,208    $10,107
 12/31/2007          $ 9,014           $ 9,120    $10,100
  1/31/2008          $ 8,863           $ 8,754    $10,151
  2/29/2008          $ 8,601           $ 8,389    $10,180
  3/31/2008          $ 8,702           $ 8,340    $10,268
  4/30/2008          $ 9,205           $ 8,735    $10,331
  5/31/2008          $ 9,447           $ 8,746    $10,418
  6/30/2008          $ 8,641           $ 7,909    $10,523
  7/31/2008          $ 8,601           $ 7,914    $10,578
  8/31/2008          $ 8,792           $ 8,068    $10,536
  9/30/2008          $ 7,956           $ 7,493    $10,521
 10/31/2008          $ 6,325           $ 6,178    $10,415
 11/30/2008          $ 5,831           $ 5,713    $10,215
 12/31/2008          $ 6,125           $ 5,814    $10,110
  1/31/2009          $ 5,483           $ 5,132    $10,154
  2/28/2009          $ 4,841           $ 4,444    $10,204
  3/31/2009          $ 5,279           $ 4,825    $10,229
  4/30/2009          $ 5,911           $ 5,362    $10,254
  5/31/2009          $ 6,156           $ 5,676    $10,284
  6/30/2009          $ 6,247           $ 5,636    $10,372
  7/31/2009          $ 6,798           $ 6,112    $10,356
  8/31/2009          $ 7,063           $ 6,430    $10,379
  9/30/2009          $ 7,287           $ 6,684    $10,386
 10/31/2009          $ 6,991           $ 6,460    $10,396
Total Returns         -30.09%           -35.40%      3.96%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              10/31/09
-------------              --------
1-Year                      +10.54%
Since Inception (6/1/07)    -13.77%


                               Annual Report | 11

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. WHILE SMALLER AND MIDSIZE COMPANIES MAY OFFER SUBSTANTIAL OPPORTUNITIES FOR CAPITAL GROWTH, THEY ALSO INVOLVE HEIGHTENED RISKS AND SHOULD BE CONSIDERED SPECULATIVE. HISTORICALLY, SMALLER AND MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               12 | Annual Report

Your Fund's Expenses

FRANKLIN ALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps.

OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,181.70              $ 6.60
Hypothetical (5% return before expenses)         $1,000           $1,019.16              $ 6.11
CLASS C
Actual                                           $1,000           $1,175.30              $10.31
Hypothetical (5% return before expenses)         $1,000           $1,015.73              $ 9.55
CLASS R
Actual                                           $1,000           $1,177.90              $ 7.69
Hypothetical (5% return before expenses)         $1,000           $1,018.15              $ 7.12
ADVISOR CLASS
Actual                                           $1,000           $1,182.80              $ 4.95
Hypothetical (5% return before expenses)         $1,000           $1,020.67              $ 4.58

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.20%; C: 1.88%; R:
     1.40%; and Advisor: 0.90%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               14 | Annual Report

Franklin Balance Sheet Investment Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies of any size that we believe are undervalued in the marketplace at the time of purchase but that have the potential for capital appreciation.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Balance Sheet Investment Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin Balance Sheet Investment Fund - Class A posted a +9.38% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Russell 3000 Value Index, which rose 4.56% for the same period.(1) Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We generally define "low price-to-book value" as the lower two deciles (20%) of our investible universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 74.


                               Annual Report | 15

PORTFOLIO BREAKDOWN

Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 10/31/09

                                   (BAR CHART)

Insurance                                        24.4%
Utilities                                        12.7%
Capital Goods                                    12.4%
Materials                                        10.2%
Transportation                                    6.1%
Energy                                            5.6%
Consumer Durables & Apparel                       5.6%
Retailing                                         5.3%
Food, Beverage & Tobacco                          5.2%
Pharmaceuticals, Biotechnology & Life Sciences    2.5%
Other                                             5.4%
Short-Term Investments & Other Net Assets         4.6%

gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

MANAGER'S DISCUSSION

On October 31, 2009, the Fund's total net assets were $2.3 billion, with short-term investments and other net assets making up 4.6%, compared with total net assets of $2.4 billion and short-term investments and other net assets of 14.7% on October 31, 2008. The Fund reopened to new investors on May 1, 2008. Net shareholder redemptions were $266 million during the 12-month period.

During the fiscal year under review, we identified nine new investment opportunities: specialty chemicals company Cabot, sporting goods manufacturer Callaway Golf, ceramics manufacturer Ceradyne, regional financial services company CVB Financial, electric utility company Great Plains Energy, aluminum products manufacturer Kaiser Aluminum, department store operator J.C. Penney, contract drilling services company Rowan Companies and reinsurance company Transatlantic Holdings. We received shares in another new position, Validus Holdings, a reinsurer, through its acquisition of IPC Holdings for cash and stock. We also added to existing positions Armstrong World Industries, Cincinnati Financial, CMS Energy, Commercial Metals, RTI International Metals, Westar Energy and Zenith National Insurance, among others. These companies have little in common apart from satisfying our investment criteria. In each case, we believed we were taking advantage of negative perceptions in the market to establish or increase positions that would produce positive results in future years. Cash deployed into new or existing positions totaled $120.9 million.

Portfolio sales totaled $120.7 million. Some sales were in response to deteriorating fundamentals and generated realized losses, offset in part by gains taken in response to price appreciation in other positions. During the period, we liquidated common stock positions in Aspen Insurance Holdings, Bob Evans Farms, CIT Group, Corus Bankshares, First Niagara Financial Group, Oshkosh, Peabody and Principal Financial Group. We reduced several positions with the most significant sales including Big Lots, Lennox International, and Standard Pacific. We also exited several closed-end mutual funds: Emerging Markets Telecommunications Fund, H&Q Healthcare Investors, John Hancock Bank & Thrift Opportunity Fund, Latin America Equity Fund, The Mexico Fund, New Ireland Fund, and Petroleum & Resources. And, as noted previously, IPC Holdings was acquired by Validus Holdings for cash and stock.


                               16 | Annual Report

During the reporting period, positions that contributed most positively to Fund performance included Charming Shoppes (specialty retail), Prudential Financial (insurance and financial services), Watson Pharmaceuticals (generic pharmaceuticals), NV Energy (utilities) and American National Insurance (insurance). MeadWestvaco (packaging), J.C. Penney (department stores) and Westlake Chemical (specialty chemicals) also helped performance, as did Reliance Steel & Aluminum (metals processing) and D.R. Horton (home-building).

Detractors from Fund performance this fiscal year included some transportation and insurance holdings, such as railroad operators Norfolk Southern and Kansas City Southern, airline Alaska Air Group, and insurance companies Selective Insurance Group and National Western Life Insurance. Other detractors included specialty retailer Zale, merchant energy company KGen Power, industrial services company Furmanite, compressor manufacturer Tecumseh Products and temporary staffing services company Kelly Services.

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

(PHOTO OF BRUCE C. BAUGHMAN)


/s/ Bruce C. Baughman
Bruce C. Baughman, CPA
Lead Portfolio Manager


/s/ William J. Lippman
William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Balance Sheet Investment Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin Balance Sheet Investment Fund
10/31/09

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY                           NET ASSETS
---------------                           ----------
NV Energy Inc.                               2.8%
   UTILITIES
American National Insurance Co.              2.5%
   INSURANCE
Watson Pharmaceuticals Inc.                  2.5%
   PHARMACEUTICALS, BIOTECHNOLOGY &
   LIFE SCIENCES
Norfolk Southern Corp.                       2.4%
   TRANSPORTATION
Corn Products International Inc.             2.4%
   FOOD, BEVERAGE & TOBACCO
Prudential Financial Inc.                    2.3%
   INSURANCE
Old Republic International Corp.             2.3%
   INSURANCE
E-L Financial Corporation Ltd. (Canada)      2.0%
   INSURANCE
Entergy Corp.                                2.0%
   UTILITIES
StanCorp Financial Group Inc.                2.0%
   INSURANCE


                               Annual Report | 17

Performance Summary as of 10/31/09

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRBSX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$1.43    $39.28     $37.85
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.7010
Long-Term Capital Gain             $1.0477
   TOTAL                           $1.7487

CLASS B (SYMBOL: FBSBX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$1.69    $38.88     $37.19
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.2599
Long-Term Capital Gain             $1.0477
   TOTAL                           $1.3076

CLASS C (SYMBOL: FCBSX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$1.43    $38.70     $37.27
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.3701
Long-Term Capital Gain             $1.0477
   TOTAL                           $1.4178

CLASS R (SYMBOL: FBSRX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$1.65    $39.19     $37.54
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.5240
Long-Term Capital Gain             $1.0477
   TOTAL                           $1.5717

ADVISOR CLASS (SYMBOL: FBSAX)                CHANGE   10/31/09   10/31/08
-----------------------------                ------   --------   --------
Net Asset Value (NAV)                        +$1.96    $39.89     $37.93
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.8302
Long-Term Capital Gain             $1.0477
   TOTAL                           $1.8779


                               18 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR    10-YEAR
-------                                        -------   -------   ---------
Cumulative Total Return(1)                       +9.38%   -1.59%     +98.61%
Average Annual Total Return(2)                   +3.08%   -1.49%      +6.47%
Value of $10,000 Investment(3)                 $10,308   $9,276     $18,718
Avg. Ann. Total Return (9/30/09)(4)             -14.43%   -0.06%      +6.90%
   Total Annual Operating Expenses(5)   1.00%

                                                                   INCEPTION
CLASS B                                         1-YEAR    5-YEAR    (3/1/01)
-------                                        -------   -------   ---------
Cumulative Total Return(1)                       +8.78%   -5.06%     +44.48%
Average Annual Total Return(2)                   +4.78%   -1.34%      +4.34%
Value of $10,000 Investment(3)                 $10,478   $9,348     $14,448
Avg. Ann. Total Return (9/30/09)(4)             -13.15%   +0.09%      +5.00%
   Total Annual Operating Expenses(5)   1.76%

                                                                   INCEPTION
CLASS C                                         1-YEAR    5-YEAR    (3/1/01)
-------                                        -------   -------   ---------
Cumulative Total Return(1)                       +8.42%   -5.33%     +43.41%
Average Annual Total Return(2)                   +7.42%   -1.09%      +4.25%
Value of $10,000 Investment(3)                 $10,742   $9,467     $14,341
Avg. Ann. Total Return (9/30/09)(4)             -10.82%   +0.35%      +4.92%
   Total Annual Operating Expenses(5)   1.76%

                                                                   INCEPTION
CLASS R                                         1-YEAR    5-YEAR    (1/1/02)
-------                                        -------   -------   ---------
Cumulative Total Return(1)                       +9.46%   -2.53%     +33.88%
Average Annual Total Return(2)                   +9.46%   -0.51%      +3.80%
Value of $10,000 Investment(3)                 $10,946   $9,747     $13,388
Avg. Ann. Total Return (9/30/09)(4)              -9.10%   +0.93%      +4.53%
   Total Annual Operating Expenses(5)   1.26%

ADVISOR CLASS(6)                                1-YEAR    5-YEAR    10-YEAR
----------------                               -------   -------   ---------
Cumulative Total Return(1)                      +11.18%    +1.01%   +105.58%
Average Annual Total Return(2)                  +11.18%    +0.20%     +7.47%
Value of $10,000 Investment(3)                 $11,118   $10,101   $ 20,558
Avg. Ann. Total Return (9/30/09)(4)              -7.66%    +1.66%     +7.90%
   Total Annual Operating Expenses(5)   0.76%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" at franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. If differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/09
-------   --------
1-Year     +3.08%
5-Year     -1.49%
10-Year    +6.47%

CLASS A (11/1/99-10/31/09)

                               (PERFORMANCE GRAPH)


                FRANKLIN BALANCE SHEET
                   INVESTMENT FUND -     RUSSELL 3000
     DATE               CLASS A           VALUE INDEX
-------------   ----------------------   ------------
    11/1/1999           $ 9,424             $10,000
   11/30/1999           $ 9,607             $ 9,931
   12/31/1999           $ 9,706             $ 9,995
    1/31/2000           $ 9,407             $ 9,674
    2/29/2000           $ 9,636             $ 9,043
    3/31/2000           $ 9,786             $10,066
    4/30/2000           $ 9,898             $ 9,961
    5/31/2000           $ 9,774             $10,048
    6/30/2000           $10,061             $ 9,640
    7/31/2000           $10,324             $ 9,774
    8/31/2000           $10,781             $10,310
    9/30/2000           $10,947             $10,395
   10/31/2000           $11,165             $10,631
   11/30/2000           $11,031             $10,248
   12/31/2000           $11,693             $10,799
    1/31/2001           $12,155             $10,857
    2/28/2001           $12,221             $10,575
    3/31/2001           $11,922             $10,215
    4/30/2001           $12,513             $10,714
    5/31/2001           $13,209             $10,957
    6/30/2001           $13,426             $10,762
    7/31/2001           $13,367             $10,724
    8/31/2001           $13,488             $10,321
    9/30/2001           $12,036             $ 9,566
   10/31/2001           $12,389             $ 9,506
   11/30/2001           $13,009             $10,067
   12/31/2001           $13,763             $10,331
    1/31/2002           $13,770             $10,267
    2/28/2002           $14,079             $10,287
    3/31/2002           $14,637             $10,795
    4/30/2002           $14,840             $10,482
    5/31/2002           $14,551             $10,502
    6/30/2002           $14,468             $ 9,928
    7/31/2002           $13,390             $ 8,964
    8/31/2002           $13,318             $ 9,024
    9/30/2002           $12,523             $ 8,046
   10/31/2002           $12,743             $ 8,608
   11/30/2002           $13,298             $ 9,160
   12/31/2002           $12,942             $ 8,762
    1/31/2003           $12,646             $ 8,548
    2/28/2003           $12,195             $ 8,316
    3/31/2003           $12,311             $ 8,335
    4/30/2003           $13,047             $ 9,072
    5/31/2003           $13,769             $ 9,682
    6/30/2003           $13,985             $ 9,806
    7/31/2003           $14,519             $ 9,977
    8/31/2003           $15,032             $10,149
    9/30/2003           $14,833             $10,048
   10/31/2003           $15,866             $10,679
   11/30/2003           $16,156             $10,844
   12/31/2003           $16,770             $11,491
    1/31/2004           $16,992             $11,708
    2/29/2004           $17,475             $11,957
    3/31/2004           $17,669             $11,873
    4/30/2004           $17,084             $11,557
    5/31/2004           $17,359             $11,677
    6/30/2004           $18,275             $11,977
    7/31/2004           $17,969             $11,776
    8/31/2004           $17,933             $11,939
    9/30/2004           $18,617             $12,148
   10/31/2004           $19,019             $12,349
   11/30/2004           $20,518             $13,013
   12/31/2004           $21,014             $13,437
    1/31/2005           $20,628             $13,175
    2/28/2005           $21,317             $13,596
    3/31/2005           $21,021             $13,402
    4/30/2005           $20,130             $13,124
    5/31/2005           $21,021             $13,479
    6/30/2005           $21,638             $13,665
    7/31/2005           $22,817             $14,094
    8/31/2005           $22,532             $14,009
    9/30/2005           $22,630             $14,186
   10/31/2005           $22,240             $13,826
   11/30/2005           $23,272             $14,288
   12/31/2005           $23,305             $14,358
    1/31/2006           $24,596             $14,971
    2/28/2006           $24,574             $15,054
    3/31/2006           $25,529             $15,305
    4/30/2006           $25,846             $15,661
    5/31/2006           $25,219             $15,243
    6/30/2006           $25,340             $15,348
    7/31/2006           $24,687             $15,667
    8/31/2006           $24,978             $15,947
    9/30/2006           $25,261             $16,251
   10/31/2006           $26,140             $16,809
   11/30/2006           $26,956             $17,202
   12/31/2006           $27,116             $17,566
    1/31/2007           $27,986             $17,794
    2/28/2007           $28,128             $17,522
    3/31/2007           $28,506             $17,788
    4/30/2007           $29,404             $18,402
    5/31/2007           $30,526             $19,067
    6/30/2007           $29,648             $18,622
    7/31/2007           $27,746             $17,699
    8/31/2007           $27,315             $17,910
    9/30/2007           $28,091             $18,482
   10/31/2007           $28,193             $18,500
   11/30/2007           $26,258             $17,557
   12/31/2007           $26,206             $17,389
    1/31/2008           $25,319             $16,691
    2/29/2008           $24,442             $15,994
    3/31/2008           $24,524             $15,902
    4/30/2008           $25,975             $16,656
    5/31/2008           $26,635             $16,676
    6/30/2008           $24,062             $15,080
    7/31/2008           $23,949             $15,089
    8/31/2008           $24,062             $15,383
    9/30/2008           $21,684             $14,286
   10/31/2008           $17,113             $11,780
   11/30/2008           $15,775             $10,893
   12/31/2008           $16,769             $11,085
    1/31/2009           $14,572             $ 9,785
    2/28/2009           $12,742             $ 8,474
    3/31/2009           $13,833             $ 9,200
    4/30/2009           $15,658             $10,225
    5/31/2009           $16,302             $10,823
    6/30/2009           $16,454             $10,747
    7/31/2009           $17,979             $11,654
    8/31/2009           $19,032             $12,259
    9/30/2009           $19,690             $12,744
   10/31/2009           $18,718             $12,317
Total Returns             87.18%              23.17%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    10/31/09
-------                    --------
1-Year                      +4.78%
5-Year                      -1.34%
Since Inception (3/1/01)    +4.34%

CLASS B (3/1/01-10/31/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN BALANCE SHEET
                   INVESTMENT FUND -     RUSSELL 3000
    DATE               CLASS B            VALUE INDEX     CPI
-------------   ----------------------   ------------   -------
  3/1/2001             $10,000              $10,000     $10,000
 3/31/2001             $ 9,755              $ 9,660     $10,023
 4/30/2001             $10,231              $10,132     $10,063
 5/31/2001             $10,793              $10,362     $10,108
 6/30/2001             $10,964              $10,177     $10,125
 7/31/2001             $10,905              $10,141     $10,097
 8/31/2001             $10,999              $ 9,760     $10,097
 9/30/2001             $ 9,810              $ 9,046     $10,142
10/31/2001             $10,091              $ 8,989     $10,108
11/30/2001             $10,587              $ 9,520     $10,091
12/31/2001             $11,193              $ 9,769     $10,051
 1/31/2002             $11,193              $ 9,709     $10,074
 2/28/2002             $11,437              $ 9,728     $10,114
 3/31/2002             $11,884              $10,208     $10,171
 4/30/2002             $12,041              $ 9,912     $10,228
 5/31/2002             $11,800              $ 9,931     $10,228
 6/30/2002             $11,724              $ 9,388     $10,233
 7/31/2002             $10,844              $ 8,477     $10,245
 8/31/2002             $10,779              $ 8,534     $10,279
 9/30/2002             $10,130              $ 7,608     $10,296
10/31/2002             $10,301              $ 8,140     $10,313
11/30/2002             $10,743              $ 8,662     $10,313
12/31/2002             $10,449              $ 8,286     $10,290
 1/31/2003             $10,202              $ 8,083     $10,336
 2/28/2003             $ 9,834              $ 7,864     $10,415
 3/31/2003             $ 9,919              $ 7,882     $10,478
 4/30/2003             $10,508              $ 8,579     $10,455
 5/31/2003             $11,080              $ 9,155     $10,438
 6/30/2003             $11,250              $ 9,273     $10,449
 7/31/2003             $11,669              $ 9,434     $10,461
 8/31/2003             $12,077              $ 9,597     $10,501
 9/30/2003             $11,910              $ 9,502     $10,535
10/31/2003             $12,730              $10,098     $10,523
11/30/2003             $12,951              $10,254     $10,495
12/31/2003             $13,437              $10,866     $10,484
 1/31/2004             $13,603              $11,071     $10,535
 2/29/2004             $13,985              $11,307     $10,592
 3/31/2004             $14,130              $11,228     $10,660
 4/30/2004             $13,651              $10,929     $10,694
 5/31/2004             $13,862              $11,042     $10,757
 6/30/2004             $14,586              $11,326     $10,791
 7/31/2004             $14,330              $11,136     $10,774
 8/31/2004             $14,292              $11,290     $10,779
 9/30/2004             $14,831              $11,487     $10,802
10/31/2004             $15,142              $11,677     $10,859
11/30/2004             $16,322              $12,305     $10,865
12/31/2004             $16,707              $12,707     $10,825
 1/31/2005             $16,388              $12,458     $10,848
 2/28/2005             $16,927              $12,857     $10,910
 3/31/2005             $16,683              $12,673     $10,995
 4/30/2005             $15,965              $12,410     $11,069
 5/31/2005             $16,663              $12,746     $11,058
 6/30/2005             $17,138              $12,922     $11,064
 7/31/2005             $18,062              $13,327     $11,115
 8/31/2005             $17,824              $13,247     $11,172
 9/30/2005             $17,891              $13,415     $11,308
10/31/2005             $17,570              $13,074     $11,331
11/30/2005             $18,375              $13,511     $11,240
12/31/2005             $18,390              $13,577     $11,195
 1/31/2006             $19,396              $14,157     $11,280
 2/28/2006             $19,366              $14,235     $11,303
 3/31/2006             $20,106              $14,473     $11,365
 4/30/2006             $20,344              $14,810     $11,462
 5/31/2006             $19,835              $14,414     $11,519
 6/30/2006             $19,920              $14,514     $11,542
 7/31/2006             $19,393              $14,815     $11,576
 8/31/2006             $19,609              $15,080     $11,598
 9/30/2006             $19,820              $15,367     $11,542
10/31/2006             $20,495              $15,895     $11,479
11/30/2006             $21,124              $16,267     $11,462
12/31/2006             $21,232              $16,611     $11,479
 1/31/2007             $21,902              $16,827     $11,514
 2/28/2007             $22,002              $16,570     $11,576
 3/31/2007             $22,279              $16,821     $11,681
 4/30/2007             $22,968              $17,402     $11,757
 5/31/2007             $23,831              $18,030     $11,829
 6/30/2007             $23,132              $17,609     $11,852
 7/31/2007             $21,634              $16,737     $11,849
 8/31/2007             $21,283              $16,936     $11,827
 9/30/2007             $21,876              $17,477     $11,859
10/31/2007             $21,937              $17,494     $11,885
11/30/2007             $20,420              $16,602     $11,955
12/31/2007             $20,366              $16,443     $11,947
 1/31/2008             $19,666              $15,783     $12,007
 2/29/2008             $18,973              $15,125     $12,042
 3/31/2008             $19,023              $15,038     $12,146
 4/30/2008             $20,135              $15,750     $12,220
 5/31/2008             $20,632              $15,769     $12,323
 6/30/2008             $18,628              $14,260     $12,447
 7/31/2008             $18,529              $14,269     $12,512
 8/31/2008             $18,603              $14,546     $12,462
 9/30/2008             $16,755              $13,510     $12,445
10/31/2008             $13,216              $11,140     $12,319
11/30/2008             $12,192              $10,301     $12,083
12/31/2008             $12,956              $10,482     $11,958
 1/31/2009             $11,252              $ 9,253     $12,010
 2/28/2009             $ 9,835              $ 8,013     $12,070
 3/31/2009             $10,677              $ 8,700     $12,099
 4/30/2009             $12,085              $ 9,669     $12,130
 5/31/2009             $12,582              $10,234     $12,165
 6/30/2009             $12,700              $10,163     $12,269
 7/31/2009             $13,877              $11,021     $12,250
 8/31/2009             $14,691              $11,593     $12,277
 9/30/2009             $15,199              $12,051     $12,285
10/31/2009             $14,448              $11,648     $12,297
Total Returns            44.48%               16.48%      22.97%


                               20 | Annual Report

CLASS C (3/1/01-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN BALANCE SHEET
                    INVESTMENT FUND      RUSSELL 3000
     DATE              - CLASS C          VALUE INDEX     CPI
-------------   ----------------------   ------------   -------
    3/1/2001            $10,000             $10,000     $10,000
   3/31/2001            $ 9,758             $ 9,660     $10,023
   4/30/2001            $10,231             $10,132     $10,063
   5/31/2001            $10,790             $10,362     $10,108
   6/30/2001            $10,966             $10,177     $10,125
   7/31/2001            $10,912             $10,141     $10,097
   8/31/2001            $11,004             $ 9,760     $10,097
   9/30/2001            $ 9,816             $ 9,046     $10,142
  10/31/2001            $10,094             $ 8,989     $10,108
  11/30/2001            $10,593             $ 9,520     $10,091
  12/31/2001            $11,197             $ 9,769     $10,051
   1/31/2002            $11,197             $ 9,709     $10,074
   2/28/2002            $11,442             $ 9,728     $10,114
   3/31/2002            $11,889             $10,208     $10,171
   4/30/2002            $12,049             $ 9,912     $10,228
   5/31/2002            $11,804             $ 9,931     $10,228
   6/30/2002            $11,731             $ 9,388     $10,233
   7/31/2002            $10,849             $ 8,477     $10,245
   8/31/2002            $10,784             $ 8,534     $10,279
   9/30/2002            $10,135             $ 7,608     $10,296
  10/31/2002            $10,306             $ 8,140     $10,313
  11/30/2002            $10,748             $ 8,662     $10,313
  12/31/2002            $10,455             $ 8,286     $10,290
   1/31/2003            $10,206             $ 8,083     $10,336
   2/28/2003            $ 9,853             $ 7,864     $10,415
   3/31/2003            $ 9,926             $ 7,882     $10,478
   4/30/2003            $10,515             $ 8,579     $10,455
   5/31/2003            $11,086             $ 9,155     $10,438
   6/30/2003            $11,256             $ 9,273     $10,449
   7/31/2003            $11,678             $ 9,434     $10,461
   8/31/2003            $12,082             $ 9,597     $10,501
   9/30/2003            $11,915             $ 9,502     $10,535
  10/31/2003            $12,736             $10,098     $10,523
  11/30/2003            $12,959             $10,254     $10,495
  12/31/2003            $13,445             $10,866     $10,484
   1/31/2004            $13,611             $11,071     $10,535
   2/29/2004            $13,989             $11,307     $10,592
   3/31/2004            $14,135             $11,228     $10,660
   4/30/2004            $13,656             $10,929     $10,694
   5/31/2004            $13,870             $11,042     $10,757
   6/30/2004            $14,593             $11,326     $10,791
   7/31/2004            $14,337             $11,136     $10,774
   8/31/2004            $14,300             $11,290     $10,779
   9/30/2004            $14,838             $11,487     $10,802
  10/31/2004            $15,149             $11,677     $10,859
  11/30/2004            $16,331             $12,305     $10,865
  12/31/2004            $16,717             $12,707     $10,825
   1/31/2005            $16,396             $12,458     $10,848
   2/28/2005            $16,934             $12,857     $10,910
   3/31/2005            $16,691             $12,673     $10,995
   4/30/2005            $15,973             $12,410     $11,069
   5/31/2005            $16,671             $12,746     $11,058
   6/30/2005            $17,148             $12,922     $11,064
   7/31/2005            $18,071             $13,327     $11,115
   8/31/2005            $17,834             $13,247     $11,172
   9/30/2005            $17,900             $13,415     $11,308
  10/31/2005            $17,579             $13,074     $11,331
  11/30/2005            $18,384             $13,511     $11,240
  12/31/2005            $18,398             $13,577     $11,195
   1/31/2006            $19,406             $14,157     $11,280
   2/28/2006            $19,376             $14,235     $11,303
   3/31/2006            $20,116             $14,473     $11,365
   4/30/2006            $20,354             $14,810     $11,462
   5/31/2006            $19,845             $14,414     $11,519
   6/30/2006            $19,930             $14,514     $11,542
   7/31/2006            $19,403             $14,815     $11,576
   8/31/2006            $19,620             $15,080     $11,598
   9/30/2006            $19,830             $15,367     $11,542
  10/31/2006            $20,504             $15,895     $11,479
  11/30/2006            $21,133             $16,267     $11,462
  12/31/2006            $21,244             $16,611     $11,479
   1/31/2007            $21,913             $16,827     $11,514
   2/28/2007            $22,013             $16,570     $11,576
   3/31/2007            $22,293             $16,821     $11,681
   4/30/2007            $22,981             $17,402     $11,757
   5/31/2007            $23,843             $18,030     $11,829
   6/30/2007            $23,142             $17,609     $11,852
   7/31/2007            $21,646             $16,737     $11,849
   8/31/2007            $21,295             $16,936     $11,827
   9/30/2007            $21,887             $17,477     $11,859
  10/31/2007            $21,948             $17,494     $11,885
  11/30/2007            $20,433             $16,602     $11,955
  12/31/2007            $20,376             $16,443     $11,947
   1/31/2008            $19,681             $15,783     $12,007
   2/29/2008            $18,989             $15,125     $12,042
   3/31/2008            $19,038             $15,038     $12,146
   4/30/2008            $20,153             $15,750     $12,220
   5/31/2008            $20,650             $15,769     $12,323
   6/30/2008            $18,644             $14,260     $12,447
   7/31/2008            $18,541             $14,269     $12,512
   8/31/2008            $18,619             $14,546     $12,462
   9/30/2008            $16,767             $13,510     $12,445
  10/31/2008            $13,228             $11,140     $12,319
  11/30/2008            $12,167             $10,301     $12,083
  12/31/2008            $12,929             $10,482     $11,958
   1/31/2009            $11,229             $ 9,253     $12,010
   2/28/2009            $ 9,813             $ 8,013     $12,070
   3/31/2009            $10,647             $ 8,700     $12,099
   4/30/2009            $12,044             $ 9,669     $12,130
   5/31/2009            $12,529             $10,234     $12,165
   6/30/2009            $12,640             $10,163     $12,269
   7/31/2009            $13,804             $11,021     $12,250
   8/31/2009            $14,601             $11,593     $12,277
   9/30/2009            $15,097             $12,051     $12,285
  10/31/2009            $14,341             $11,648     $12,297
Total Returns             43.41%              16.48%      22.97%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     10/31/09
-------                     --------
1-Year                       +7.42%
5-Year                       -1.09%
Since Inception (3/1/01)     +4.25%

CLASS R (1/1/02-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN BALANCE SHEET
                    INVESTMENT FUND      RUSSELL 3000
     DATE             - CLASS R           VALUE INDEX     CPI
-------------   ----------------------   ------------   -------
    1/1/2002            $10,000             $10,000     $10,000
   1/31/2002            $10,013             $ 9,938     $10,023
   2/28/2002            $10,238             $ 9,957     $10,062
   3/31/2002            $10,643             $10,449     $10,119
   4/30/2002            $10,789             $10,146     $10,175
   5/31/2002            $10,576             $10,165     $10,175
   6/30/2002            $10,511             $ 9,610     $10,181
   7/31/2002            $ 9,724             $ 8,677     $10,192
   8/31/2002            $ 9,669             $ 8,735     $10,226
   9/30/2002            $ 9,090             $ 7,788     $10,243
  10/31/2002            $ 9,248             $ 8,332     $10,260
  11/30/2002            $ 9,649             $ 8,866     $10,260
  12/31/2002            $ 9,388             $ 8,482     $10,238
   1/31/2003            $ 9,170             $ 8,274     $10,283
   2/28/2003            $ 8,843             $ 8,049     $10,362
   3/31/2003            $ 8,929             $ 8,068     $10,424
   4/30/2003            $ 9,461             $ 8,782     $10,402
   5/31/2003            $ 9,982             $ 9,372     $10,385
   6/30/2003            $10,139             $ 9,492     $10,396
   7/31/2003            $10,520             $ 9,657     $10,407
   8/31/2003            $10,893             $ 9,824     $10,447
   9/30/2003            $10,746             $ 9,726     $10,481
  10/31/2003            $11,492             $10,337     $10,470
  11/30/2003            $11,697             $10,497     $10,441
  12/31/2003            $12,140             $11,123     $10,430
   1/31/2004            $12,297             $11,333     $10,481
   2/29/2004            $12,645             $11,574     $10,538
   3/31/2004            $12,780             $11,493     $10,606
   4/30/2004            $12,354             $11,187     $10,640
   5/31/2004            $12,550             $11,303     $10,702
   6/30/2004            $13,211             $11,594     $10,736
   7/31/2004            $12,985             $11,399     $10,719
   8/31/2004            $12,957             $11,557     $10,724
   9/30/2004            $13,451             $11,759     $10,747
  10/31/2004            $13,737             $11,953     $10,804
  11/30/2004            $14,814             $12,596     $10,809
  12/31/2004            $15,172             $13,007     $10,770
   1/31/2005            $14,887             $12,753     $10,792
   2/28/2005            $15,384             $13,161     $10,855
   3/31/2005            $15,167             $12,973     $10,939
   4/30/2005            $14,519             $12,704     $11,013
   5/31/2005            $15,159             $13,048     $11,002
   6/30/2005            $15,600             $13,227     $11,007
   7/31/2005            $16,447             $13,642     $11,058
   8/31/2005            $16,238             $13,560     $11,115
   9/30/2005            $16,306             $13,732     $11,251
  10/31/2005            $16,022             $13,383     $11,273
  11/30/2005            $16,757             $13,830     $11,183
  12/31/2005            $16,781             $13,898     $11,138
   1/31/2006            $17,706             $14,491     $11,222
   2/28/2006            $17,684             $14,572     $11,245
   3/31/2006            $18,370             $14,815     $11,307
   4/30/2006            $18,594             $15,160     $11,404
   5/31/2006            $18,138             $14,755     $11,460
   6/30/2006            $18,220             $14,857     $11,483
   7/31/2006            $17,747             $15,165     $11,517
   8/31/2006            $17,955             $15,437     $11,539
   9/30/2006            $18,154             $15,730     $11,483
  10/31/2006            $18,780             $16,271     $11,420
  11/30/2006            $19,364             $16,651     $11,404
  12/31/2006            $19,472             $17,003     $11,420
   1/31/2007            $20,097             $17,224     $11,455
   2/28/2007            $20,191             $16,961     $11,517
   3/31/2007            $20,458             $17,218     $11,622
   4/30/2007            $21,098             $17,813     $11,697
   5/31/2007            $21,899             $18,456     $11,768
   6/30/2007            $21,265             $18,025     $11,791
   7/31/2007            $19,898             $17,132     $11,788
   8/31/2007            $19,584             $17,336     $11,767
   9/30/2007            $20,135             $17,890     $11,799
  10/31/2007            $20,203             $17,907     $11,824
  11/30/2007            $18,815             $16,995     $11,895
  12/31/2007            $18,770             $16,832     $11,887
   1/31/2008            $18,131             $16,156     $11,946
   2/29/2008            $17,501             $15,482     $11,980
   3/31/2008            $17,557             $15,393     $12,084
   4/30/2008            $18,586             $16,122     $12,157
   5/31/2008            $19,056             $16,141     $12,260
   6/30/2008            $17,212             $14,597     $12,383
   7/31/2008            $17,127             $14,606     $12,448
   8/31/2008            $17,205             $14,890     $12,399
   9/30/2008            $15,501             $13,829     $12,382
  10/31/2008            $12,232             $11,403     $12,257
  11/30/2008            $11,307             $10,544     $12,022
  12/31/2008            $12,019             $10,730     $11,897
   1/31/2009            $10,444             $ 9,472     $11,949
   2/28/2009            $ 9,132             $ 8,202     $12,009
   3/31/2009            $ 9,911             $ 8,906     $12,038
   4/30/2009            $11,216             $ 9,897     $12,068
   5/31/2009            $11,674             $10,476     $12,103
   6/30/2009            $11,780             $10,403     $12,207
   7/31/2009            $12,870             $11,281     $12,187
   8/31/2009            $13,618             $11,867     $12,215
   9/30/2009            $14,089             $12,336     $12,222
  10/31/2009            $13,388             $11,923     $12,234
Total Returns             33.88%              19.23%      22.34%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                     10/31/09
-------                     --------
1-Year                       +9.46%
5-Year                       -0.51%
Since Inception (1/1/02)     +3.80%


                               Annual Report | 21

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)            10/31/09
----------------            --------
1-Year                       +11.18%
5-Year                        +0.20%
10-Year                       +7.47%

ADVISOR CLASS (11/1/99-10/31/09)(6)

                              (PERFORMANCE GRAPH)


                FRANKLIN BALANCE SHEET
                    INVESTMENT FUND      RUSSELL 3000
    DATE           - ADVISOR CLASS        VALUE INDEX     CPI
-------------   ----------------------   ------------   -------
   11/1/1999            $10,000             $10,000     $10,000
  11/30/1999            $10,194             $ 9,931     $10,006
  12/31/1999            $10,299             $ 9,995     $10,006
   1/31/2000            $ 9,981             $ 9,674     $10,036
   2/29/2000            $10,225             $ 9,043     $10,095
   3/31/2000            $10,384             $10,066     $10,178
   4/30/2000            $10,503             $ 9,961     $10,184
   5/31/2000            $10,371             $10,048     $10,196
   6/30/2000            $10,676             $ 9,640     $10,250
   7/31/2000            $10,954             $ 9,774     $10,273
   8/31/2000            $11,440             $10,310     $10,273
   9/30/2000            $11,616             $10,395     $10,327
  10/31/2000            $11,847             $10,631     $10,345
  11/30/2000            $11,705             $10,248     $10,351
  12/31/2000            $12,407             $10,799     $10,345
   1/31/2001            $12,898             $10,857     $10,410
   2/28/2001            $12,967             $10,575     $10,452
   3/31/2001            $12,654             $10,215     $10,476
   4/30/2001            $13,281             $10,714     $10,517
   5/31/2001            $14,023             $10,957     $10,565
   6/30/2001            $14,254             $10,762     $10,583
   7/31/2001            $14,194             $10,724     $10,553
   8/31/2001            $14,327             $10,321     $10,553
   9/30/2001            $12,787             $ 9,566     $10,600
  10/31/2001            $13,162             $ 9,506     $10,565
  11/30/2001            $13,824             $10,067     $10,547
  12/31/2001            $14,625             $10,331     $10,505
   1/31/2002            $14,632             $10,267     $10,529
   2/28/2002            $14,969             $10,287     $10,571
   3/31/2002            $15,567             $10,795     $10,630
   4/30/2002            $15,787             $10,482     $10,690
   5/31/2002            $15,479             $10,502     $10,690
   6/30/2002            $15,395             $ 9,928     $10,696
   7/31/2002            $14,249             $ 8,964     $10,707
   8/31/2002            $14,179             $ 9,024     $10,743
   9/30/2002            $13,337             $ 8,046     $10,761
  10/31/2002            $13,571             $ 8,608     $10,779
  11/30/2002            $14,164             $ 9,160     $10,779
  12/31/2002            $13,786             $ 8,762     $10,755
   1/31/2003            $13,474             $ 8,548     $10,803
   2/28/2003            $12,998             $ 8,316     $10,886
   3/31/2003            $13,121             $ 8,335     $10,951
   4/30/2003            $13,909             $ 9,072     $10,927
   5/31/2003            $14,683             $ 9,682     $10,910
   6/30/2003            $14,917             $ 9,806     $10,922
   7/31/2003            $15,490             $ 9,977     $10,933
   8/31/2003            $16,040             $10,149     $10,975
   9/30/2003            $15,832             $10,048     $11,011
  10/31/2003            $16,936             $10,679     $10,999
  11/30/2003            $17,249             $10,844     $10,969
  12/31/2003            $17,912             $11,491     $10,957
   1/31/2004            $18,145             $11,708     $11,011
   2/29/2004            $18,669             $11,957     $11,070
   3/31/2004            $18,880             $11,873     $11,141
   4/30/2004            $18,254             $11,557     $11,177
   5/31/2004            $18,556             $11,677     $11,243
   6/30/2004            $19,538             $11,977     $11,278
   7/31/2004            $19,211             $11,776     $11,260
   8/31/2004            $19,177             $11,939     $11,266
   9/30/2004            $19,915             $12,148     $11,290
  10/31/2004            $20,352             $12,349     $11,350
  11/30/2004            $21,956             $13,013     $11,356
  12/31/2004            $22,493             $13,437     $11,314
   1/31/2005            $22,080             $13,175     $11,338
   2/28/2005            $22,825             $13,596     $11,403
   3/31/2005            $22,513             $13,402     $11,492
   4/30/2005            $21,563             $13,124     $11,570
   5/31/2005            $22,524             $13,479     $11,558
   6/30/2005            $23,188             $13,665     $11,564
   7/31/2005            $24,458             $14,094     $11,617
   8/31/2005            $24,157             $14,009     $11,677
   9/30/2005            $24,269             $14,186     $11,819
  10/31/2005            $23,852             $13,826     $11,843
  11/30/2005            $24,963             $14,288     $11,748
  12/31/2005            $25,005             $14,358     $11,700
   1/31/2006            $26,398             $14,971     $11,790
   2/28/2006            $26,378             $15,054     $11,813
   3/31/2006            $27,410             $15,305     $11,879
   4/30/2006            $27,755             $15,661     $11,980
   5/31/2006            $27,086             $15,243     $12,039
   6/30/2006            $27,220             $15,348     $12,063
   7/31/2006            $26,528             $15,667     $12,099
   8/31/2006            $26,844             $15,947     $12,122
   9/30/2006            $27,151             $16,251     $12,063
  10/31/2006            $28,103             $16,809     $11,998
  11/30/2006            $28,986             $17,202     $11,980
  12/31/2006            $29,163             $17,566     $11,998
   1/31/2007            $30,112             $17,794     $12,034
   2/28/2007            $30,265             $17,522     $12,099
   3/31/2007            $30,675             $17,788     $12,209
   4/30/2007            $31,650             $18,402     $12,288
   5/31/2007            $32,864             $19,067     $12,363
   6/30/2007            $31,929             $18,622     $12,387
   7/31/2007            $29,889             $17,699     $12,384
   8/31/2007            $29,430             $17,910     $12,361
   9/30/2007            $30,269             $18,482     $12,395
  10/31/2007            $30,382             $18,500     $12,422
  11/30/2007            $28,307             $17,557     $12,496
  12/31/2007            $28,255             $17,389     $12,487
   1/31/2008            $27,304             $16,691     $12,549
   2/29/2008            $26,363             $15,994     $12,586
   3/31/2008            $26,456             $15,902     $12,695
   4/30/2008            $28,026             $16,656     $12,772
   5/31/2008            $28,742             $16,676     $12,879
   6/30/2008            $25,973             $15,080     $13,009
   7/31/2008            $25,856             $15,089     $13,078
   8/31/2008            $25,983             $15,383     $13,025
   9/30/2008            $23,419             $14,286     $13,007
  10/31/2008            $18,490             $11,780     $12,876
  11/30/2008            $17,282             $10,893     $12,629
  12/31/2008            $18,378             $11,085     $12,499
   1/31/2009            $15,976             $ 9,785     $12,553
   2/28/2009            $13,977             $ 8,474     $12,616
   3/31/2009            $15,172             $ 9,200     $12,646
   4/30/2009            $17,177             $10,225     $12,678
   5/31/2009            $17,888             $10,823     $12,714
   6/30/2009            $18,058             $10,747     $12,824
   7/31/2009            $19,738             $11,654     $12,803
   8/31/2009            $20,898             $12,259     $12,832
   9/30/2009            $21,624             $12,744     $12,840
  10/31/2009            $20,558             $12,317     $12,852
Total Returns            105.58%             23.17%      28.52%

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. WHILE SMALLER AND MIDSIZE COMPANIES MAY OFFER SUBSTANTIAL OPPORTUNITIES FOR CAPITAL GROWTH, THEY ALSO INVOLVE HEIGHTENED RISKS AND SHOULD BE CONSIDERED SPECULATIVE. HISTORICALLY, SMALLER AND MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH MAY INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +58.62% and +5.47%.

(7.) Source: (C) 2009 Morningstar. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               22 | Annual Report

Your Fund's Expenses

FRANKLIN BALANCE SHEET INVESTMENT FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                 EXPENSES PAID
                                                                                     DURING
                                           BEGINNING ACCOUNT   ENDING ACCOUNT       PERIOD*
                                              VALUE 5/1/09     VALUE 10/31/09   5/1/09-10/31/09
                                           -----------------   --------------   ---------------
CLASS A
Actual                                           $1,000           $1,195.40          $5.37
Hypothetical (5% return before expenses)         $1,000           $1,020.32          $4.94
CLASS B
Actual                                           $1,000           $1,191.20          $9.50
Hypothetical (5% return before expenses)         $1,000           $1,016.53          $8.74
CLASS C
Actual                                           $1,000           $1,190.80          $9.44
Hypothetical (5% return before expenses)         $1,000           $1,016.59          $8.69
CLASS R
Actual                                           $1,000           $1,193.70          $6.80
Hypothetical (5% return before expenses)         $1,000           $1,019.00          $6.26
ADVISOR CLASS
Actual                                           $1,000           $1,196.80          $3.99
Hypothetical (5% return before expenses)         $1,000           $1,021.58          $3.67

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.97%; B: 1.72%; C: 1.71%; R: 1.23%; and
     Advisor: 0.72%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               24 | Annual Report

Franklin Large Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000(R) Index.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Large Cap Value Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin Large Cap Value Fund - Class A posted a +10.37% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Russell 1000 Value Index, which rose 4.78% for the same period.(2) Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 28.

INVESTMENT STRATEGY

We seek to invest in securities of large-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

(1.) The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization in the Russell 3000 Index.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 83.


                               Annual Report | 25

PORTFOLIO BREAKDOWN

Franklin Large Cap Value Fund
Based on Total Net Assets as of 10/31/09

                                  (BAR CHART)

Capital Goods                                    14.7%
Energy                                           10.1%
Materials                                         9.7%
Insurance                                         8.0%
Pharmaceuticals, Biotechnology & Life Sciences    6.8%
Retailing                                         6.3%
Consumer Durables & Apparel                       6.1%
Diversified Financials                            5.9%
Technology Hardware & Equipment                   5.4%
Household & Personal Products                     3.8%
Software & Services                               3.4%
Utilities                                         2.4%
Food & Staples Retailing                          2.0%
Other                                             6.0%
Short-Term Investments & Other Net Assets         9.4%

MANAGER'S DISCUSSION

During the fiscal year under review, several contributors to Fund performance came from the consumer discretionary sector: homebuilder D.R. Horton and retailers Nordstrom and J.C. Penney, whose share prices rose on improving economic conditions and growth in retail sales.(3) Information technology services and software provider International Business Machines, industrial gases company Praxair, and a new position in pharmaceuticals manufacturer Schering-Plough also boosted the Fund's return. Other holdings that benefited results were diversified financials company Morgan Stanley, oil and gas exploration and production company Occidental Petroleum, and steel company Nucor.

Detractors from performance included financials sector holdings Citigroup, Bank of America and SunTrust Banks (sold by period-end), which fell in value largely due to liquidity concerns. Industrial conglomerate General Electric (GE) hindered the Fund's results as the company's share price declined in the period's first half due to investors' concerns about the value of certain financial assets held by the company. By period-end, many of these assets had rebounded in value, which contributed to a rise in GE's stock price in the period's second half. Procter & Gamble also hurt performance, largely as a result of declining consumer spending in the period's first half. In the past several months, consumer spending improved, which helped the company's stock price recoup most of the decline from earlier in the period.

The Fund initiated three positions during the reporting period, in addition to Schering-Plough: specialty gases and services company Air Products & Chemicals, investment manager Berkshire Hathaway, and medical technology company Stryker. We also added to positions including aluminum company Alcoa, drug maker Pfizer and electrical equipment manufacturer Eaton, among others.

SunTrust Banks was the only Fund liquidation; however, we reduced several holdings. Significant reductions included oil and gas company Exxon Mobil, restaurant operator McDonald's, industrial gases company Praxair and industrial services company United Technologies.

(3.) The consumer discretionary sector comprises consumer durables and apparel, and retailing in the SOI.


                               26 | Annual Report

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman

William J. Lippman
President and Lead Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Large Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin Large Cap Value Fund
10/31/09

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
Nucor Corp.
   MATERIALS                               3.8%
Microsoft Corp.
   SOFTWARE & SERVICES                     3.4%
International Business Machines Corp.
   TECHNOLOGY HARDWARE & EQUIPMENT         3.0%
General Electric Co.
   CAPITAL GOODS                           2.6%
Hewlett-Packard Co.
   TECHNOLOGY HARDWARE & EQUIPMENT         2.5%
D.R. Horton Inc.
   CONSUMER DURABLES & APPAREL             2.4%
State Street Corp.
   DIVERSIFIED FINANCIALS                  2.2%
Merck & Co. Inc.
   PHARMACEUTICALS, BIOTECHNOLOGY &
   LIFE SCIENCES                           2.2%
The Home Depot Inc.
   RETAILING                               2.1%
MetLife Inc.
   INSURANCE                               2.1%


                               Annual Report | 27

Performance Summary as of 10/31/09

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FLVAX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$0.79    $10.63      $9.84
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.1884

CLASS B (SYMBOL: FBLCX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$0.84    $10.54      $9.70
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.0826

CLASS C (SYMBOL: FLCVX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$0.82    $10.52      $9.70
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.0903

CLASS R (SYMBOL: FLCRX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$0.81    $10.55      $9.74
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.1486

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   10/31/09   10/31/08
---------------------------                  ------   --------   --------
Net Asset Value (NAV)                        +$0.77    $10.60      $9.83
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.2279


                               28 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

                                                                  INCEPTION
CLASS A                                         1-YEAR   5-YEAR    (6/1/00)
-------                                        -------   ------   ---------
Cumulative Total Return(2)                      +10.37%   -6.88%    +34.74%
Average Annual Total Return(3)                   +4.03%   -2.57%     +2.57%
Value of $10,000 Investment(4)                 $10,403   $8,780    $12,699
Avg. Ann. Total Return (9/30/09)(5)             -11.61%   -1.91%     +2.97%
   Total Annual Operating Expenses(6)   1.40%

                                                                  INCEPTION
CLASS B                                         1-YEAR   5-YEAR    (6/1/00)
-------                                        -------   ------   ---------
Cumulative Total Return(2)                       +9.70%   -9.94%    +28.17%
Average Annual Total Return(3)                   +5.70%   -2.41%     +2.67%
Value of $10,000 Investment(4)                 $10,570   $8,853    $12,817
Avg. Ann. Total Return (9/30/09)(5)             -10.57%   -1.73%     +2.87%
   Total Annual Operating Expenses(6)   2.10%

                                                                  INCEPTION
CLASS C                                         1-YEAR   5-YEAR    (6/1/00)
-------                                        -------   ------   ---------
Cumulative Total Return(2)                       +9.59%  -10.01%    +26.81%
Average Annual Total Return(3)                   +8.59%   -2.09%     +2.55%
Value of $10,000 Investment(4)                 $10,859   $8,999    $12,681
Avg. Ann. Total Return (9/30/09)(5)              -7.81%   -1.38%     +2.87%
   Total Annual Operating Expenses(6)   2.10%

                                                                  INCEPTION
CLASS R                                         1-YEAR   5-YEAR    (8/1/02)
-------                                        -------   ------   ---------
Cumulative Total Return(2)                      +10.18%   -7.74%    +23.49%
Average Annual Total Return(3)                  +10.18%   -1.60%     +2.95%
Value of $10,000 Investment(4)                 $11,018   $9,226    $12,349
Avg. Ann. Total Return (9/30/09)(5)              -6.41%   -0.91%     +3.35%
   Total Annual Operating Expenses(6)   1.60%

                                                                  INCEPTION
ADVISOR CLASS(7)                                1-YEAR   5-YEAR    (6/1/00)
----------------                               -------   ------   ---------
Cumulative Total Return(2)                      +10.68%   -5.66%    +36.50%
Average Annual Total Return(3)                  +10.68%   -1.16%     +3.36%
Value of $10,000 Investment(4)                 $11,068   $9,434    $13,650
Avg. Ann. Total Return (9/30/09)(5)              -6.01%   -0.48%     +3.67%
   Total Annual Operating Expenses(6)   1.10%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    10/31/09
-------                    --------
1-Year                      +4.03%
5-Year                      -2.57%
Since Inception (6/1/00)    +2.57%

CLASS A (6/1/00-10/31/09)

                               (PERFORMANCE GRAPH)

                    FRANKLIN
                LARGE CAP VALUE   RUSSELL 1000
     DATE        FUND - CLASS A    VALUE INDEX     CPI
-------------   ---------------   ------------   -------
     6/1/2000       $ 9,425         $10,000      $10,000
    6/30/2000       $ 9,001         $ 9,543      $10,052
    7/31/2000       $ 9,067         $ 9,662      $10,076
    8/31/2000       $ 9,623         $10,200      $10,076
    9/30/2000       $ 9,925         $10,294      $10,128
   10/31/2000       $10,481         $10,546      $10,146
   11/30/2000       $10,189         $10,155      $10,152
   12/31/2000       $11,147         $10,664      $10,146
    1/31/2001       $11,393         $10,705      $10,210
    2/28/2001       $11,355         $10,407      $10,251
    3/31/2001       $11,355         $10,039      $10,274
    4/30/2001       $11,878         $10,532      $10,315
    5/31/2001       $12,343         $10,768      $10,362
    6/30/2001       $12,030         $10,529      $10,379
    7/31/2001       $12,077         $10,507      $10,350
    8/31/2001       $11,783         $10,086      $10,350
    9/30/2001       $11,080         $ 9,376      $10,397
   10/31/2001       $11,071         $ 9,295      $10,362
   11/30/2001       $11,631         $ 9,836      $10,344
   12/31/2001       $12,002         $10,067      $10,303
    1/31/2002       $11,819         $ 9,990      $10,327
    2/28/2002       $11,867         $10,006      $10,367
    3/31/2002       $12,233         $10,479      $10,426
    4/30/2002       $12,050         $10,120      $10,484
    5/31/2002       $12,194         $10,171      $10,484
    6/30/2002       $11,414         $ 9,587      $10,490
    7/31/2002       $10,422         $ 8,695      $10,501
    8/31/2002       $10,518         $ 8,761      $10,536
    9/30/2002       $ 9,237         $ 7,787      $10,554
   10/31/2002       $10,094         $ 8,364      $10,571
   11/30/2002       $10,692         $ 8,891      $10,571
   12/31/2002       $10,139         $ 8,505      $10,548
    1/31/2003       $ 9,926         $ 8,299      $10,595
    2/28/2003       $ 9,752         $ 8,077      $10,676
    3/31/2003       $ 9,790         $ 8,091      $10,741
    4/30/2003       $10,479         $ 8,803      $10,717
    5/31/2003       $11,157         $ 9,371      $10,700
    6/30/2003       $11,254         $ 9,488      $10,711
    7/31/2003       $11,361         $ 9,630      $10,723
    8/31/2003       $11,477         $ 9,780      $10,764
    9/30/2003       $11,487         $ 9,684      $10,799
   10/31/2003       $12,020         $10,277      $10,787
   11/30/2003       $12,146         $10,416      $10,758
   12/31/2003       $12,770         $11,059      $10,746
    1/31/2004       $13,013         $11,253      $10,799
    2/29/2004       $13,364         $11,494      $10,857
    3/31/2004       $13,276         $11,394      $10,927
    4/30/2004       $13,140         $11,115      $10,962
    5/31/2004       $13,227         $11,228      $11,026
    6/30/2004       $13,422         $11,494      $11,061
    7/31/2004       $13,247         $11,332      $11,044
    8/31/2004       $13,461         $11,493      $11,050
    9/30/2004       $13,510         $11,671      $11,073
   10/31/2004       $13,636         $11,865      $11,131
   11/30/2004       $14,055         $12,465      $11,137
   12/31/2004       $14,483         $12,882      $11,096
    1/31/2005       $14,228         $12,654      $11,120
    2/28/2005       $14,365         $13,073      $11,184
    3/31/2005       $14,247         $12,894      $11,271
    4/30/2005       $13,963         $12,663      $11,347
    5/31/2005       $14,228         $12,968      $11,335
    6/30/2005       $14,120         $13,110      $11,341
    7/31/2005       $14,551         $13,489      $11,394
    8/31/2005       $14,404         $13,430      $11,452
    9/30/2005       $14,483         $13,619      $11,592
   10/31/2005       $14,375         $13,273      $11,615
   11/30/2005       $14,983         $13,707      $11,522
   12/31/2005       $15,011         $13,791      $11,475
    1/31/2006       $15,305         $14,327      $11,563
    2/28/2006       $15,366         $14,414      $11,586
    3/31/2006       $15,437         $14,610      $11,650
    4/30/2006       $15,882         $14,981      $11,749
    5/31/2006       $15,437         $14,602      $11,808
    6/30/2006       $15,386         $14,696      $11,831
    7/31/2006       $15,487         $15,053      $11,866
    8/31/2006       $15,933         $15,305      $11,889
    9/30/2006       $16,389         $15,610      $11,831
   10/31/2006       $16,764         $16,121      $11,767
   11/30/2006       $17,047         $16,489      $11,749
   12/31/2006       $17,406         $16,859      $11,767
    1/31/2007       $17,568         $17,075      $11,803
    2/28/2007       $17,212         $16,809      $11,866
    3/31/2007       $17,276         $17,068      $11,974
    4/30/2007       $17,859         $17,699      $12,052
    5/31/2007       $18,334         $18,338      $12,125
    6/30/2007       $18,043         $17,909      $12,149
    7/31/2007       $17,287         $17,081      $12,146
    8/31/2007       $17,514         $17,272      $12,123
    9/30/2007       $18,140         $17,866      $12,157
   10/31/2007       $18,075         $17,867      $12,183
   11/30/2007       $17,255         $16,994      $12,255
   12/31/2007       $17,211         $16,830      $12,247
    1/31/2008       $16,649         $16,156      $12,308
    2/29/2008       $16,205         $15,479      $12,344
    3/31/2008       $16,135         $15,363      $12,451
    4/30/2008       $16,942         $16,111      $12,526
    5/31/2008       $16,895         $16,086      $12,632
    6/30/2008       $15,445         $14,546      $12,759
    7/31/2008       $14,989         $14,494      $12,826
    8/31/2008       $15,223         $14,740      $12,775
    9/30/2008       $13,890         $13,657      $12,757
   10/31/2008       $11,505         $11,293      $12,628
   11/30/2008       $10,628         $10,483      $12,386
   12/31/2008       $10,871         $10,628      $12,258
    1/31/2009       $ 9,604         $ 9,406      $12,312
    2/28/2009       $ 8,446         $ 8,149      $12,373
    3/31/2009       $ 9,365         $ 8,846      $12,403
    4/30/2009       $10,488         $ 9,794      $12,434
    5/31/2009       $11,074         $10,400      $12,470
    6/30/2009       $11,062         $10,323      $12,577
    7/31/2009       $12,029         $11,168      $12,557
    8/31/2009       $12,543         $11,752      $12,585
    9/30/2009       $13,021         $12,207      $12,593
   10/31/2009       $12,699         $11,833      $12,605
Total Returns         26.99%          18.33%       26.05%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    10/31/09
-------                    --------
1-Year                      +5.70%
5-Year                      -2.41%
Since Inception (6/1/00)    +2.67%

CLASS B (6/1/00-10/31/09)

                               (PERFORMANCE GRAPH)

                    FRANKLIN
                LARGE CAP VALUE   RUSSELL 1000
     DATE        FUND - CLASS B    VALUE INDEX     CPI
-------------   ---------------   ------------   -------
     6/1/2000       $10,000         $10,000      $10,000
    6/30/2000       $ 9,550         $ 9,543      $10,052
    7/31/2000       $ 9,610         $ 9,662      $10,076
    8/31/2000       $10,200         $10,200      $10,076
    9/30/2000       $10,520         $10,294      $10,128
   10/31/2000       $11,110         $10,546      $10,146
   11/30/2000       $10,790         $10,155      $10,152
   12/31/2000       $11,803         $10,664      $10,146
    1/31/2001       $12,064         $10,705      $10,210
    2/28/2001       $12,004         $10,407      $10,251
    3/31/2001       $11,994         $10,039      $10,274
    4/30/2001       $12,547         $10,532      $10,315
    5/31/2001       $13,020         $10,768      $10,362
    6/30/2001       $12,688         $10,529      $10,379
    7/31/2001       $12,738         $10,507      $10,350
    8/31/2001       $12,416         $10,086      $10,350
    9/30/2001       $11,662         $ 9,376      $10,397
   10/31/2001       $11,652         $ 9,295      $10,362
   11/30/2001       $12,235         $ 9,836      $10,344
   12/31/2001       $12,611         $10,067      $10,303
    1/31/2002       $12,418         $ 9,990      $10,327
    2/28/2002       $12,459         $10,006      $10,367
    3/31/2002       $12,835         $10,479      $10,426
    4/30/2002       $12,631         $10,120      $10,484
    5/31/2002       $12,784         $10,171      $10,484
    6/30/2002       $11,961         $ 9,587      $10,490
    7/31/2002       $10,914         $ 8,695      $10,501
    8/31/2002       $11,016         $ 8,761      $10,536
    9/30/2002       $ 9,664         $ 7,787      $10,554
   10/31/2002       $10,558         $ 8,364      $10,571
   11/30/2002       $11,178         $ 8,891      $10,571
   12/31/2002       $10,604         $ 8,505      $10,548
    1/31/2003       $10,371         $ 8,299      $10,595
    2/28/2003       $10,177         $ 8,077      $10,676
    3/31/2003       $10,218         $ 8,091      $10,741
    4/30/2003       $10,930         $ 8,803      $10,717
    5/31/2003       $11,631         $ 9,371      $10,700
    6/30/2003       $11,723         $ 9,488      $10,711
    7/31/2003       $11,825         $ 9,630      $10,723
    8/31/2003       $11,947         $ 9,780      $10,764
    9/30/2003       $11,947         $ 9,684      $10,799
   10/31/2003       $12,496         $10,277      $10,787
   11/30/2003       $12,618         $10,416      $10,758
   12/31/2003       $13,266         $11,059      $10,746
    1/31/2004       $13,510         $11,253      $10,799
    2/29/2004       $13,866         $11,494      $10,857
    3/31/2004       $13,764         $11,394      $10,927
    4/30/2004       $13,612         $11,115      $10,962
    5/31/2004       $13,693         $11,228      $11,026
    6/30/2004       $13,896         $11,494      $11,061
    7/31/2004       $13,703         $11,332      $11,044
    8/31/2004       $13,917         $11,493      $11,050
    9/30/2004       $13,957         $11,671      $11,073
   10/31/2004       $14,090         $11,865      $11,131
   11/30/2004       $14,507         $12,465      $11,137
   12/31/2004       $14,936         $12,882      $11,096
    1/31/2005       $14,671         $12,654      $11,120
    2/28/2005       $14,804         $13,073      $11,184
    3/31/2005       $14,671         $12,894      $11,271
    4/30/2005       $14,376         $12,663      $11,347
    5/31/2005       $14,641         $12,968      $11,335
    6/30/2005       $14,518         $13,110      $11,341
    7/31/2005       $14,957         $13,489      $11,394
    8/31/2005       $14,794         $13,430      $11,452
    9/30/2005       $14,875         $13,619      $11,592
   10/31/2005       $14,753         $13,273      $11,615
   11/30/2005       $15,375         $13,707      $11,522
   12/31/2005       $15,393         $13,791      $11,475
    1/31/2006       $15,686         $14,327      $11,563
    2/28/2006       $15,739         $14,414      $11,586
    3/31/2006       $15,801         $14,610      $11,650
    4/30/2006       $16,241         $14,981      $11,749
    5/31/2006       $15,781         $14,602      $11,808
    6/30/2006       $15,718         $14,696      $11,831
    7/31/2006       $15,812         $15,053      $11,866
    8/31/2006       $16,262         $15,305      $11,889
    9/30/2006       $16,722         $15,610      $11,831
   10/31/2006       $17,099         $16,121      $11,767
   11/30/2006       $17,382         $16,489      $11,749
   12/31/2006       $17,722         $16,859      $11,767
    1/31/2007       $17,877         $17,075      $11,803
    2/28/2007       $17,522         $16,809      $11,866
    3/31/2007       $17,566         $17,068      $11,974
    4/30/2007       $18,154         $17,699      $12,052
    5/31/2007       $18,630         $18,338      $12,125
    6/30/2007       $18,320         $17,909      $12,149
    7/31/2007       $17,544         $17,081      $12,146
    8/31/2007       $17,766         $17,272      $12,123
    9/30/2007       $18,386         $17,866      $12,157
   10/31/2007       $18,309         $17,867      $12,183
   11/30/2007       $17,467         $16,994      $12,255
   12/31/2007       $17,410         $16,830      $12,247
    1/31/2008       $16,826         $16,156      $12,308
    2/29/2008       $16,385         $15,479      $12,344
    3/31/2008       $16,301         $15,363      $12,451
    4/30/2008       $17,100         $16,111      $12,526
    5/31/2008       $17,052         $16,086      $12,632
    6/30/2008       $15,589         $14,546      $12,759
    7/31/2008       $15,129         $14,494      $12,826
    8/31/2008       $15,365         $14,740      $12,775
    9/30/2008       $14,019         $13,657      $12,757
   10/31/2008       $11,612         $11,293      $12,628
   11/30/2008       $10,727         $10,483      $12,386
   12/31/2008       $10,972         $10,628      $12,258
    1/31/2009       $ 9,694         $ 9,406      $12,312
    2/28/2009       $ 8,525         $ 8,149      $12,373
    3/31/2009       $ 9,453         $ 8,846      $12,403
    4/30/2009       $10,586         $ 9,794      $12,434
    5/31/2009       $11,177         $10,400      $12,470
    6/30/2009       $11,165         $10,323      $12,577
    7/31/2009       $12,142         $11,168      $12,557
    8/31/2009       $12,660         $11,752      $12,585
    9/30/2009       $13,142         $12,207      $12,593
   10/31/2009       $12,817         $11,833      $12,605
Total Returns         28.17%          18.33%       26.05%


                               30 | Annual Report

CLASS C (6/1/00-10/31/09)

                               (PERFORMANCE GRAPH)

                 FRANKLIN LARGE CAP    RUSSELL 1000
     DATE       VALUE FUND - CLASS C    VALUE INDEX     CPI
-------------   --------------------   ------------   -------
    6/1/2000          $10,000            $10,000      $10,000
   6/30/2000          $ 9,550            $ 9,543      $10,052
   7/31/2000          $ 9,610            $ 9,662      $10,076
   8/31/2000          $10,200            $10,200      $10,076
   9/30/2000          $10,520            $10,294      $10,128
  10/31/2000          $11,110            $10,546      $10,146
  11/30/2000          $10,800            $10,155      $10,152
  12/31/2000          $11,814            $10,664      $10,146
   1/31/2001          $12,066            $10,705      $10,210
   2/28/2001          $12,006            $10,407      $10,251
   3/31/2001          $11,996            $10,039      $10,274
   4/30/2001          $12,549            $10,532      $10,315
   5/31/2001          $13,022            $10,768      $10,362
   6/30/2001          $12,690            $10,529      $10,379
   7/31/2001          $12,740            $10,507      $10,350
   8/31/2001          $12,418            $10,086      $10,350
   9/30/2001          $11,664            $ 9,376      $10,397
  10/31/2001          $11,643            $ 9,295      $10,362
  11/30/2001          $12,227            $ 9,836      $10,344
  12/31/2001          $12,609            $10,067      $10,303
   1/31/2002          $12,416            $ 9,990      $10,327
   2/28/2002          $12,456            $10,006      $10,367
   3/31/2002          $12,832            $10,479      $10,426
   4/30/2002          $12,639            $10,120      $10,484
   5/31/2002          $12,782            $10,171      $10,484
   6/30/2002          $11,959            $ 9,587      $10,490
   7/31/2002          $10,922            $ 8,695      $10,501
   8/31/2002          $11,014            $ 8,761      $10,536
   9/30/2002          $ 9,662            $ 7,787      $10,554
  10/31/2002          $10,556            $ 8,364      $10,571
  11/30/2002          $11,176            $ 8,891      $10,571
  12/31/2002          $10,611            $ 8,505      $10,548
   1/31/2003          $10,377            $ 8,299      $10,595
   2/28/2003          $10,194            $ 8,077      $10,676
   3/31/2003          $10,225            $ 8,091      $10,741
   4/30/2003          $10,927            $ 8,803      $10,717
   5/31/2003          $11,629            $ 9,371      $10,700
   6/30/2003          $11,720            $ 9,488      $10,711
   7/31/2003          $11,832            $ 9,630      $10,723
   8/31/2003          $11,944            $ 9,780      $10,764
   9/30/2003          $11,944            $ 9,684      $10,799
  10/31/2003          $12,494            $10,277      $10,787
  11/30/2003          $12,616            $10,416      $10,758
  12/31/2003          $13,267            $11,059      $10,746
   1/31/2004          $13,511            $11,253      $10,799
   2/29/2004          $13,867            $11,494      $10,857
   3/31/2004          $13,765            $11,394      $10,927
   4/30/2004          $13,613            $11,115      $10,962
   5/31/2004          $13,694            $11,228      $11,026
   6/30/2004          $13,898            $11,494      $11,061
   7/31/2004          $13,694            $11,332      $11,044
   8/31/2004          $13,918            $11,493      $11,050
   9/30/2004          $13,959            $11,671      $11,073
  10/31/2004          $14,091            $11,865      $11,131
  11/30/2004          $14,498            $12,465      $11,137
  12/31/2004          $14,935            $12,882      $11,096
   1/31/2005          $14,670            $12,654      $11,120
   2/28/2005          $14,803            $13,073      $11,184
   3/31/2005          $14,670            $12,894      $11,271
   4/30/2005          $14,374            $12,663      $11,347
   5/31/2005          $14,629            $12,968      $11,335
   6/30/2005          $14,517            $13,110      $11,341
   7/31/2005          $14,956            $13,489      $11,394
   8/31/2005          $14,792            $13,430      $11,452
   9/30/2005          $14,874            $13,619      $11,592
  10/31/2005          $14,752            $13,273      $11,615
  11/30/2005          $15,373            $13,707      $11,522
  12/31/2005          $15,394            $13,791      $11,475
   1/31/2006          $15,677            $14,327      $11,563
   2/28/2006          $15,729            $14,414      $11,586
   3/31/2006          $15,802            $14,610      $11,650
   4/30/2006          $16,242            $14,981      $11,749
   5/31/2006          $15,781            $14,602      $11,808
   6/30/2006          $15,718            $14,696      $11,831
   7/31/2006          $15,813            $15,053      $11,866
   8/31/2006          $16,263            $15,305      $11,889
   9/30/2006          $16,723            $15,610      $11,831
  10/31/2006          $17,100            $16,121      $11,767
  11/30/2006          $17,372            $16,489      $11,749
  12/31/2006          $17,722            $16,859      $11,767
   1/31/2007          $17,877            $17,075      $11,803
   2/28/2007          $17,522            $16,809      $11,866
   3/31/2007          $17,566            $17,068      $11,974
   4/30/2007          $18,154            $17,699      $12,052
   5/31/2007          $18,631            $18,338      $12,125
   6/30/2007          $18,320            $17,909      $12,149
   7/31/2007          $17,544            $17,081      $12,146
   8/31/2007          $17,766            $17,272      $12,123
   9/30/2007          $18,387            $17,866      $12,157
  10/31/2007          $18,309            $17,867      $12,183
  11/30/2007          $17,467            $16,994      $12,255
  12/31/2007          $17,417            $16,830      $12,247
   1/31/2008          $16,833            $16,156      $12,308
   2/29/2008          $16,379            $15,479      $12,344
   3/31/2008          $16,296            $15,363      $12,451
   4/30/2008          $17,095            $16,111      $12,526
   5/31/2008          $17,047            $16,086      $12,632
   6/30/2008          $15,568            $14,546      $12,759
   7/31/2008          $15,103            $14,494      $12,826
   8/31/2008          $15,329            $14,740      $12,775
   9/30/2008          $13,981            $13,657      $12,757
  10/31/2008          $11,572            $11,293      $12,628
  11/30/2008          $10,689            $10,483      $12,386
  12/31/2008          $10,921            $10,628      $12,258
   1/31/2009          $ 9,643            $ 9,406      $12,312
   2/28/2009          $ 8,474            $ 8,149      $12,373
   3/31/2009          $ 9,390            $ 8,846      $12,403
   4/30/2009          $10,511            $ 9,794      $12,434
   5/31/2009          $11,090            $10,400      $12,470
   6/30/2009          $11,078            $10,323      $12,577
   7/31/2009          $12,042            $11,168      $12,557
   8/31/2009          $12,548            $11,752      $12,585
   9/30/2009          $13,018            $12,207      $12,593
  10/31/2009          $12,681            $11,833      $12,605
Total Returns           26.81%             18.33%       26.05%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    10/31/09
-------                    --------
1-Year                      +8.59%
5-Year                      -2.09%
Since Inception (6/1/00)    +2.55%

CLASS R (8/1/02-10/31/09)

                               (PERFORMANCE GRAPH)

                 FRANKLIN LARGE CAP    RUSSELL 1000
     DATE       VALUE FUND - CLASS R    VALUE INDEX     CPI
-------------   --------------------   ------------   -------
    8/1/2002          $10,000            $10,000      $10,000
   8/31/2002          $10,351            $10,076      $10,033
   9/30/2002          $ 9,081            $ 8,955      $10,050
  10/31/2002          $ 9,934            $ 9,619      $10,067
  11/30/2002          $10,512            $10,225      $10,067
  12/31/2002          $ 9,982            $ 9,781      $10,044
   1/31/2003          $ 9,762            $ 9,544      $10,089
   2/28/2003          $ 9,590            $ 9,289      $10,167
   3/31/2003          $ 9,638            $ 9,305      $10,228
   4/30/2003          $10,307            $10,124      $10,205
   5/31/2003          $10,957            $10,777      $10,189
   6/30/2003          $11,053            $10,912      $10,200
   7/31/2003          $11,167            $11,075      $10,211
   8/31/2003          $11,273            $11,247      $10,250
   9/30/2003          $11,282            $11,137      $10,283
  10/31/2003          $11,798            $11,819      $10,272
  11/30/2003          $11,932            $11,979      $10,244
  12/31/2003          $12,549            $12,718      $10,233
   1/31/2004          $12,779            $12,941      $10,283
   2/29/2004          $13,125            $13,219      $10,339
   3/31/2004          $13,039            $13,103      $10,405
   4/30/2004          $12,895            $12,783      $10,439
   5/31/2004          $12,981            $12,913      $10,500
   6/30/2004          $13,183            $13,218      $10,533
   7/31/2004          $13,000            $13,032      $10,516
   8/31/2004          $13,212            $13,217      $10,522
   9/30/2004          $13,260            $13,422      $10,544
  10/31/2004          $13,385            $13,645      $10,600
  11/30/2004          $13,779            $14,335      $10,605
  12/31/2004          $14,205            $14,815      $10,566
   1/31/2005          $13,953            $14,552      $10,589
   2/28/2005          $14,089            $15,035      $10,650
   3/31/2005          $13,963            $14,828      $10,733
   4/30/2005          $13,683            $14,563      $10,805
   5/31/2005          $13,944            $14,913      $10,794
   6/30/2005          $13,837            $15,077      $10,800
   7/31/2005          $14,263            $15,513      $10,850
   8/31/2005          $14,108            $15,445      $10,905
   9/30/2005          $14,195            $15,662      $11,038
  10/31/2005          $14,079            $15,264      $11,061
  11/30/2005          $14,678            $15,763      $10,972
  12/31/2005          $14,698            $15,860      $10,927
   1/31/2006          $14,988            $16,476      $11,011
   2/28/2006          $15,038            $16,577      $11,033
   3/31/2006          $15,108            $16,801      $11,094
   4/30/2006          $15,547            $17,228      $11,188
   5/31/2006          $15,108            $16,793      $11,244
   6/30/2006          $15,048            $16,901      $11,266
   7/31/2006          $15,148            $17,311      $11,299
   8/31/2006          $15,587            $17,601      $11,321
   9/30/2006          $16,026            $17,952      $11,266
  10/31/2006          $16,396            $18,540      $11,205
  11/30/2006          $16,675            $18,963      $11,188
  12/31/2006          $17,014            $19,389      $11,205
   1/31/2007          $17,173            $19,636      $11,239
   2/28/2007          $16,833            $19,330      $11,299
   3/31/2007          $16,886            $19,629      $11,402
   4/30/2007          $17,460            $20,355      $11,476
   5/31/2007          $17,917            $21,089      $11,546
   6/30/2007          $17,630            $20,596      $11,569
   7/31/2007          $16,886            $19,644      $11,566
   8/31/2007          $17,109            $19,864      $11,545
   9/30/2007          $17,715            $20,546      $11,576
  10/31/2007          $17,641            $20,548      $11,601
  11/30/2007          $16,844            $19,544      $11,670
  12/31/2007          $16,801            $19,355      $11,662
   1/31/2008          $16,248            $18,580      $11,720
   2/29/2008          $15,822            $17,801      $11,754
   3/31/2008          $15,742            $17,667      $11,856
   4/30/2008          $16,524            $18,529      $11,928
   5/31/2008          $16,478            $18,499      $12,028
   6/30/2008          $15,063            $16,728      $12,150
   7/31/2008          $14,614            $16,668      $12,213
   8/31/2008          $14,844            $16,951      $12,165
   9/30/2008          $13,532            $15,706      $12,148
  10/31/2008          $11,208            $12,987      $12,025
  11/30/2008          $10,356            $12,056      $11,795
  12/31/2008          $10,593            $12,223      $11,673
   1/31/2009          $ 9,353            $10,817      $11,724
   2/28/2009          $ 8,217             $9,372      $11,782
   3/31/2009          $ 9,118            $10,173      $11,811
   4/30/2009          $10,207            $11,264      $11,840
   5/31/2009          $10,769            $11,960      $11,874
   6/30/2009          $10,769            $11,872      $11,976
   7/31/2009          $11,705            $12,844      $11,957
   8/31/2009          $12,197            $13,516      $11,984
   9/30/2009          $12,665            $14,038      $11,992
  10/31/2009          $12,349            $13,608      $12,003
Total                   23.49%             36.08%       20.03%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/09
-------                    --------
1-Year                      +10.18%
5-Year                       -1.60%
Since Inception (8/1/02)     +2.95%


                               Annual Report | 31

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)           10/31/09
----------------           --------
1-Year                      +10.68%
5-Year                       -1.16%
Since Inception (6/1/00)     +3.36%

ADVISOR CLASS (6/1/00-10/31/09)(7)

                               (PERFORMANCE GRAPH)

                FRANKLIN LARGE CAP
                   VALUE FUND -      RUSSELL 1000
     DATE          ADVISOR CLASS      VALUE INDEX     CPI
-------------   ------------------   ------------   -------
    6/1/2000         $10,000           $10,000      $10,000
   6/30/2000         $ 9,550           $ 9,543      $10,052
   7/31/2000         $ 9,620           $ 9,662      $10,076
   8/31/2000         $10,210           $10,200      $10,076
   9/30/2000         $10,530           $10,294      $10,128
  10/31/2000         $11,120           $10,546      $10,146
  11/30/2000         $10,810           $10,155      $10,152
  12/31/2000         $11,827           $10,664      $10,146
   1/31/2001         $12,089           $10,705      $10,210
   2/28/2001         $12,049           $10,407      $10,251
   3/31/2001         $12,049           $10,039      $10,274
   4/30/2001         $12,603           $10,532      $10,315
   5/31/2001         $13,096           $10,768      $10,362
   6/30/2001         $12,764           $10,529      $10,379
   7/31/2001         $12,814           $10,507      $10,350
   8/31/2001         $12,502           $10,086      $10,350
   9/30/2001         $11,757           $ 9,376      $10,397
  10/31/2001         $11,747           $ 9,295      $10,362
  11/30/2001         $12,341           $ 9,836      $10,344
  12/31/2001         $12,734           $10,067      $10,303
   1/31/2002         $12,540           $ 9,990      $10,327
   2/28/2002         $12,591           $10,006      $10,367
   3/31/2002         $12,979           $10,479      $10,426
   4/30/2002         $12,785           $10,120      $10,484
   5/31/2002         $12,939           $10,171      $10,484
   6/30/2002         $12,111           $ 9,587      $10,490
   7/31/2002         $11,058           $ 8,695      $10,501
   8/31/2002         $11,160           $ 8,761      $10,536
   9/30/2002         $ 9,801           $ 7,787      $10,554
  10/31/2002         $10,711           $ 8,364      $10,571
  11/30/2002         $11,344           $ 8,891      $10,571
  12/31/2002         $10,758           $ 8,505      $10,548
   1/31/2003         $10,532           $ 8,299      $10,595
   2/28/2003         $10,347           $ 8,077      $10,676
   3/31/2003         $10,388           $ 8,091      $10,741
   4/30/2003         $11,118           $ 8,803      $10,717
   5/31/2003         $11,838           $ 9,371      $10,700
   6/30/2003         $11,941           $ 9,488      $10,711
   7/31/2003         $12,054           $ 9,630      $10,723
   8/31/2003         $12,178           $ 9,780      $10,764
   9/30/2003         $12,188           $ 9,684      $10,799
  10/31/2003         $12,754           $10,277      $10,787
  11/30/2003         $12,887           $10,416      $10,758
  12/31/2003         $13,550           $11,059      $10,746
   1/31/2004         $13,808           $11,253      $10,799
   2/29/2004         $14,180           $11,494      $10,857
   3/31/2004         $14,087           $11,394      $10,927
   4/30/2004         $13,942           $11,115      $10,962
   5/31/2004         $14,035           $11,228      $11,026
   6/30/2004         $14,241           $11,494      $11,061
   7/31/2004         $14,056           $11,332      $11,044
   8/31/2004         $14,283           $11,493      $11,050
   9/30/2004         $14,334           $11,671      $11,073
  10/31/2004         $14,469           $11,865      $11,131
  11/30/2004         $14,913           $12,465      $11,137
  12/31/2004         $15,367           $12,882      $11,096
   1/31/2005         $15,096           $12,654      $11,120
   2/28/2005         $15,242           $13,073      $11,184
   3/31/2005         $15,117           $12,894      $11,271
   4/30/2005         $14,815           $12,663      $11,347
   5/31/2005         $15,096           $12,968      $11,335
   6/30/2005         $14,982           $13,110      $11,341
   7/31/2005         $15,440           $13,489      $11,394
   8/31/2005         $15,284           $13,430      $11,452
   9/30/2005         $15,367           $13,619      $11,592
  10/31/2005         $15,252           $13,273      $11,615
  11/30/2005         $15,918           $13,707      $11,522
  12/31/2005         $15,951           $13,791      $11,475
   1/31/2006         $16,263           $14,327      $11,563
   2/28/2006         $16,328           $14,414      $11,586
   3/31/2006         $16,414           $14,610      $11,650
   4/30/2006         $16,889           $14,981      $11,749
   5/31/2006         $16,425           $14,602      $11,808
   6/30/2006         $16,371           $14,696      $11,831
   7/31/2006         $16,479           $15,053      $11,866
   8/31/2006         $16,964           $15,305      $11,889
   9/30/2006         $17,450           $15,610      $11,831
  10/31/2006         $17,859           $16,121      $11,767
  11/30/2006         $18,172           $16,489      $11,749
  12/31/2006         $18,549           $16,859      $11,767
   1/31/2007         $18,722           $17,075      $11,803
   2/28/2007         $18,365           $16,809      $11,866
   3/31/2007         $18,422           $17,068      $11,974
   4/30/2007         $19,056           $17,699      $12,052
   5/31/2007         $19,575           $18,338      $12,125
   6/30/2007         $19,264           $17,909      $12,149
   7/31/2007         $18,468           $17,081      $12,146
   8/31/2007         $18,710           $17,272      $12,123
   9/30/2007         $19,379           $17,866      $12,157
  10/31/2007         $19,310           $17,867      $12,183
  11/30/2007         $18,445           $16,994      $12,255
  12/31/2007         $18,405           $16,830      $12,247
   1/31/2008         $17,803           $16,156      $12,308
   2/29/2008         $17,339           $15,479      $12,344
   3/31/2008         $17,263           $15,363      $12,451
   4/30/2008         $18,129           $16,111      $12,526
   5/31/2008         $18,091           $16,086      $12,632
   6/30/2008         $16,536           $14,546      $12,759
   7/31/2008         $16,059           $14,494      $12,826
   8/31/2008         $16,310           $14,740      $12,775
   9/30/2008         $14,892           $13,657      $12,757
  10/31/2008         $12,333           $11,293      $12,628
  11/30/2008         $11,404           $10,483      $12,386
  12/31/2008         $11,666           $10,628      $12,258
   1/31/2009         $10,302           $ 9,406      $12,312
   2/28/2009         $ 9,065           $ 8,149      $12,373
   3/31/2009         $10,057           $ 8,846      $12,403
   4/30/2009         $11,267           $ 9,794      $12,434
   5/31/2009         $11,898           $10,400      $12,470
   6/30/2009         $11,885           $10,323      $12,577
   7/31/2009         $12,928           $11,168      $12,557
   8/31/2009         $13,482           $11,752      $12,585
   9/30/2009         $13,997           $12,207      $12,593
  10/31/2009         $13,650           $11,833      $12,605
Total Returns          36.50%            18.33%       26.05%

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKETS AS A WHOLE. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH MAY INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -10.33% and -2.69%.

(8.) Source: (C) 2009 Morningstar. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               32 | Annual Report

Your Fund's Expenses

FRANKLIN LARGE CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,210.70              $ 8.25
Hypothetical (5% return before expenses)         $1,000           $1,017.74              $ 7.53
CLASS B
Actual                                           $1,000           $1,207.30              $12.18
Hypothetical (5% return before expenses)         $1,000           $1,014.17              $11.12
CLASS C
Actual                                           $1,000           $1,206.40              $12.18
Hypothetical (5% return before expenses)         $1,000           $1,014.17              $11.12
CLASS R
Actual                                           $1,000           $1,209.90              $ 9.41
Hypothetical (5% return before expenses)         $1,000           $1,016.69              $ 8.59
ADVISOR CLASS
Actual                                           $1,000           $1,211.40              $ 6.63
Hypothetical (5% return before expenses)         $1,000           $1,019.21              $ 6.06

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.48%; B: 2.19%; C: 2.19%; R: 1.69%; and
     Advisor: 1.19%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               34 | Annual Report

Franklin MicroCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MicroCap Value Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $400 million at the time of purchase, which we believe are undervalued in the marketplace.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin MicroCap Value Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin MicroCap Value Fund - Class A posted a +15.07% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Russell 2000(R) Value Index, which rose 1.96% for the same period.(1) Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 38.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $400 million, which we define as "microcap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2000 Value Index is a market-capitalization weighted index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 88.


                               Annual Report | 35

PORTFOLIO BREAKDOWN

Franklin MicroCap Value Fund
Based on Total Net Assets as of 10/31/09

                                  (BAR CHART)

Food, Beverage & Tobacco                    13.7%
Capital Goods                               13.5%
Materials                                   10.1%
Commercial & Professional Services           8.4%
Retailing                                    7.3%
Insurance                                    6.6%
Transportation                               6.6%
Consumer Durables & Apparel                  4.9%
Food & Staples Retailing                     3.4%
Telecommunication Services                   3.2%
Energy                                       2.7%
Banks                                        2.4%
Other                                        4.1%
Short-Term Investments & Other Net Assets   13.1%

MANAGER'S DISCUSSION

On October 31, 2009, the Fund's total net assets were $316.3 million, with short-term investments and other net assets making up 13.1%, compared with total net assets of $299.5 million and short-term investments and other net assets of 19.3% on October 31, 2008. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004. The close does not restrict existing shareholders from adding to or reducing their investment in the Fund, except that once an account is reduced to zero, it may not be reopened unless the Fund reopens. Net Fund outflows to existing shareholders were $18.7 million during the 12-month period.

We identified six new investment opportunities during the period under review:
Callaway Golf, a sporting goods manufacturer; Ducommun, an aerospace products manufacturer; Hurco Companies, a machine tool manufacturer; Johnson Outdoors, a sporting goods manufacturer; Miller Industries, a tow truck and rescue vehicle manufacturer; and Zale, a jewelry retailer. We also added to several existing positions, including Hardinge, Omega Protein, RTI International Metals, Seneca Foods, Universal Stainless & Alloy and USA Truck. Cash deployed into new and existing positions totaled $26.1 million during the period.

Portfolio sales totaled $33.4 million, including the sale of shares received when A.O. Smith acquired Smith Investment Company. We eliminated six other positions during the period: Beverly Hills Bancorp, Cavalier Homes, Handleman, Nashua, Rockford and S&K Famous Brands. We also reduced our holdings in several positions, including Atlantic Tele-Network, Schweitzer-Mauduit International and Village Super Market.

During the fiscal year, significant contributors to Fund performance included Atlantic Tele-Network (telecommunication services), Spherion (staffing), Village Super Market (grocery retailing), International Shipholding (shipping), Schweitzer-Mauduit International (paper products), Healthcare Services Group (housekeeping, maintenance and food services to health care facilities), Seneca Foods (canned vegetables), Delta Apparel (clothing), and Baldwin & Lyons (insurance).

Detractors from performance included Bresler & Reiner (real estate management and development), American Pacific (chemicals), Omega Protein (fish meal and oil products), Hardinge (machine tools), United America Indemnity (insurance), Gibraltar Industries (building products), Tecumseh Products (compressors), Handleman (prerecorded music) and Continental Materials (heating/air conditioning).


                               36 | Annual Report

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF BRUCE C. BAUGHMAN)


/s/ Bruce C. Baughman
Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MicroCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin MicroCap Value Fund
10/31/09

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
Seneca Foods Corp.                         6.2%
   FOOD, BEVERAGE & TOBACCO
International Shipholding Corp.            3.9%
   TRANSPORTATION
Healthcare Services Group Inc.             3.7%
   COMMERCIAL & PROFESSIONAL SERVICES
Village Super Market Inc., A               3.4%
   FOOD & STAPLES RETAILING
Atlantic Tele-Network Inc.                 2.7%
   TELECOMMUNICATION SERVICES
PHI Inc.                                   2.7%
   ENERGY
ACMAT Corp., A                             2.6%
   INSURANCE
Spherion Corp.                             2.5%
   COMMERCIAL & PROFESSIONAL SERVICES
Delta Apparel Inc.                         2.2%
   CONSUMER DURABLES & APPAREL
Baldwin & Lyons Inc., B                    2.1%
   INSURANCE


                               Annual Report | 37

Performance Summary as of 10/31/09

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRMCX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$0.75    $25.84     $25.09
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.4089
Long-Term Capital Gain             $1.8873
   TOTAL                           $2.2962

ADVISOR CLASS (SYMBOL: FVRMX)                CHANGE   10/31/09   10/31/08
-----------------------------                ------   --------   --------
Net Asset Value (NAV)                        +$0.71    $25.85     $25.14
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.4908
Long-Term Capital Gain             $1.8873
   TOTAL                           $2.3781

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                       1-YEAR    5-YEAR   10-YEAR
-------                                      -------   -------   -------
Cumulative Total Return(1)                    +15.07%   +18.92%  +186.61%
Average Annual Total Return(2)                 +8.45%    +2.31%   +10.45%
Value of $10,000 Investment(3)               $10,845   $11,210   $27,017
Avg. Ann. Total Return (9/30/09)(4)            -5.20%    +3.44%   +10.83%
   Total Annual Operating
       Expenses(5)                    1.23%

ADVISOR CLASS(6)                             1-YEAR    5-YEAR    10-YEAR
----------------                             -------   -------   -------
Cumulative Total Return(1)                    +15.33%   +20.05%  +189.33%
Average Annual Total Return(2)                +15.33%    +3.72%   +11.21%
Value of $10,000 Investment(3)               $11,533   $12,005   $28,933
Avg. Ann. Total Return (9/30/09)(4)            +0.81%    +4.87%   +11.59%
   Total Annual Operating
      Expenses(5)                     0.99%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               38 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/99-10/31/09)

                  FRANKLIN MICROCAP    RUSSELL 2000
     DATE       VALUE FUND - CLASS A    VALUE INDEX     CPI
-------------   --------------------   ------------   -------
   11/1/1999           $ 9,427            $10,000     $10,000
  11/30/1999           $ 9,522            $10,052     $10,006
  12/31/1999           $ 9,494            $10,361     $10,006
   1/31/2000           $ 9,850            $10,090     $10,036
   2/29/2000           $10,001            $10,706     $10,095
   3/31/2000           $10,079            $10,757     $10,178
   4/30/2000           $ 9,711            $10,820     $10,184
   5/31/2000           $ 9,761            $10,655     $10,196
   6/30/2000           $10,123            $10,966     $10,250
   7/31/2000           $10,246            $11,332     $10,273
   8/31/2000           $10,869            $11,839     $10,273
   9/30/2000           $10,842            $11,771     $10,327
  10/31/2000           $10,513            $11,730     $10,345
  11/30/2000           $10,329            $11,491     $10,351
  12/31/2000           $10,640            $12,725     $10,345
   1/31/2001           $11,607            $13,077     $10,410
   2/28/2001           $11,896            $13,059     $10,452
   3/31/2001           $12,389            $12,849     $10,476
   4/30/2001           $13,003            $13,444     $10,517
   5/31/2001           $14,190            $13,790     $10,565
   6/30/2001           $14,306            $14,344     $10,583
   7/31/2001           $14,642            $14,023     $10,553
   8/31/2001           $14,682            $13,974     $10,553
   9/30/2001           $13,802            $12,432     $10,600
  10/31/2001           $14,277            $12,756     $10,565
  11/30/2001           $14,312            $13,673     $10,547
  12/31/2001           $15,031            $14,510     $10,505
   1/31/2002           $15,451            $14,703     $10,529
   2/28/2002           $15,543            $14,792     $10,571
   3/31/2002           $16,396            $15,900     $10,630
   4/30/2002           $17,114            $16,460     $10,690
   5/31/2002           $17,327            $15,915     $10,690
   6/30/2002           $17,187            $15,563     $10,696
   7/31/2002           $15,555            $13,251     $10,707
   8/31/2002           $15,464            $13,192     $10,743
   9/30/2002           $14,660            $12,250     $10,761
  10/31/2002           $14,672            $12,434     $10,779
  11/30/2002           $15,415            $13,426     $10,779
  12/31/2002           $15,634            $12,852     $10,755
   1/31/2003           $15,543            $12,490     $10,803
   2/28/2003           $14,904            $12,071     $10,886
   3/31/2003           $14,832            $12,200     $10,951
   4/30/2003           $15,149            $13,358     $10,927
   5/31/2003           $15,982            $14,722     $10,910
   6/30/2003           $16,615            $14,972     $10,922
   7/31/2003           $17,488            $15,718     $10,933
   8/31/2003           $18,198            $16,315     $10,975
   9/30/2003           $18,444            $16,128     $11,011
  10/31/2003           $19,645            $17,443     $10,999
  11/30/2003           $20,414            $18,113     $10,969
  12/31/2003           $21,328            $18,768     $10,957
   1/31/2004           $21,624            $19,417     $11,011
   2/29/2004           $21,723            $19,793     $11,070
   3/31/2004           $22,422            $20,067     $11,141
   4/30/2004           $22,191            $19,029     $11,177
   5/31/2004           $22,198            $19,259     $11,243
   6/30/2004           $22,870            $20,237     $11,278
   7/31/2004           $22,435            $19,306     $11,260
   8/31/2004           $22,165            $19,496     $11,266
   9/30/2004           $22,613            $20,267     $11,290
  10/31/2004           $22,718            $20,582     $11,350
  11/30/2004           $24,187            $22,408     $11,356
  12/31/2004           $24,742            $22,943     $11,314
   1/31/2005           $24,701            $22,055     $11,338
   2/28/2005           $25,450            $22,493     $11,403
   3/31/2005           $24,860            $22,030     $11,492
   4/30/2005           $24,278            $20,894     $11,570
   5/31/2005           $24,763            $22,168     $11,558
   6/30/2005           $25,394            $23,149     $11,564
   7/31/2005           $27,003            $24,466     $11,617
   8/31/2005           $26,781            $23,904     $11,677
   9/30/2005           $26,948            $23,865     $11,819
  10/31/2005           $26,455            $23,265     $11,843
  11/30/2005           $27,163            $24,209     $11,748
  12/31/2005           $27,767            $24,023     $11,700
   1/31/2006           $29,171            $26,010     $11,790
   2/28/2006           $29,239            $26,008     $11,813
   3/31/2006           $31,003            $27,267     $11,879
   4/30/2006           $30,830            $27,340     $11,980
   5/31/2006           $30,462            $26,208     $12,039
   6/30/2006           $30,380            $26,530     $12,063
   7/31/2006           $29,592            $26,162     $12,099
   8/31/2006           $30,012            $26,944     $12,122
   9/30/2006           $30,290            $27,207     $12,063
  10/31/2006           $31,018            $28,592     $11,998
  11/30/2006           $32,519            $29,407     $11,980
  12/31/2006           $33,304            $29,664     $11,998
   1/31/2007           $33,857            $30,108     $12,034
   2/28/2007           $34,658            $29,738     $12,099
   3/31/2007           $35,139            $30,097     $12,209
   4/30/2007           $35,796            $30,409     $12,288
   5/31/2007           $36,597            $31,524     $12,363
   6/30/2007           $36,421            $30,790     $12,387
   7/31/2007           $35,588            $28,169     $12,384
   8/31/2007           $35,291            $28,733     $12,361
   9/30/2007           $35,179            $28,863     $12,395
  10/31/2007           $35,275            $29,177     $12,422
  11/30/2007           $32,246            $26,991     $12,496
  12/31/2007           $31,902            $26,763     $12,487
   1/31/2008           $31,434            $25,665     $12,549
   2/29/2008           $30,376            $24,645     $12,586
   3/31/2008           $30,339            $25,016     $12,695
   4/30/2008           $30,152            $25,808     $12,772
   5/31/2008           $31,106            $26,690     $12,879
   6/30/2008           $29,047            $24,129     $13,009
   7/31/2008           $29,609            $25,366     $13,078
   8/31/2008           $30,273            $26,572     $13,025
   9/30/2008           $28,243            $25,327     $13,007
  10/31/2008           $23,479            $20,267     $12,876
  11/30/2008           $21,084            $17,920     $12,629
  12/31/2008           $22,249            $19,022     $12,499
   1/31/2009           $20,493            $16,305     $12,553
   2/28/2009           $18,412            $14,040     $12,616
   3/31/2009           $19,029            $15,287     $12,646
   4/30/2009           $21,559            $17,712     $12,678
   5/31/2009           $22,751            $18,095     $12,714
   6/30/2009           $24,163            $18,038     $12,824
   7/31/2009           $25,428            $20,124     $12,803
   8/31/2009           $26,881            $21,077     $12,832
   9/30/2009           $28,408            $22,134     $12,840
  10/31/2009           $27,017            $20,664     $12,852
Total Returns          170.17%            106.64%      28.52%

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/09
-------   --------
1-Year      +8.45%
5-Year      +2.31%
10-Year    +10.45%

ADVISOR CLASS (11/1/99-10/31/09)(6)

                      FRANKLIN
                   MICROCAP VALUE      RUSSELL 2000
    DATE        FUND - ADVISOR CLASS    VALUE INDEX     CPI
-------------   --------------------   ------------   -------
   11/1/1999           $10,000            $10,000     $10,000
  11/30/1999           $10,101            $10,052     $10,006
  12/31/1999           $10,072            $10,361     $10,006
   1/31/2000           $10,450            $10,090     $10,036
   2/29/2000           $10,609            $10,706     $10,095
   3/31/2000           $10,692            $10,757     $10,178
   4/30/2000           $10,302            $10,820     $10,184
   5/31/2000           $10,355            $10,655     $10,196
   6/30/2000           $10,739            $10,966     $10,250
   7/31/2000           $10,869            $11,332     $10,273
   8/31/2000           $11,531            $11,839     $10,273
   9/30/2000           $11,501            $11,771     $10,327
  10/31/2000           $11,153            $11,730     $10,345
  11/30/2000           $10,958            $11,491     $10,351
  12/31/2000           $11,287            $12,725     $10,345
   1/31/2001           $12,313            $13,077     $10,410
   2/28/2001           $12,620            $13,059     $10,452
   3/31/2001           $13,142            $12,849     $10,476
   4/30/2001           $13,794            $13,444     $10,517
   5/31/2001           $15,053            $13,790     $10,565
   6/30/2001           $15,176            $14,344     $10,583
   7/31/2001           $15,532            $14,023     $10,553
   8/31/2001           $15,575            $13,974     $10,553
   9/30/2001           $14,642            $12,432     $10,600
  10/31/2001           $15,145            $12,756     $10,565
  11/30/2001           $15,182            $13,673     $10,547
  12/31/2001           $15,945            $14,510     $10,505
   1/31/2002           $16,391            $14,703     $10,529
   2/28/2002           $16,488            $14,792     $10,571
   3/31/2002           $17,393            $15,900     $10,630
   4/30/2002           $18,155            $16,460     $10,690
   5/31/2002           $18,382            $15,915     $10,690
   6/30/2002           $18,233            $15,563     $10,696
   7/31/2002           $16,501            $13,251     $10,707
   8/31/2002           $16,405            $13,192     $10,743
   9/30/2002           $15,552            $12,250     $10,761
  10/31/2002           $15,565            $12,434     $10,779
  11/30/2002           $16,353            $13,426     $10,779
  12/31/2002           $16,585            $12,852     $10,755
   1/31/2003           $16,489            $12,490     $10,803
   2/28/2003           $15,810            $12,071     $10,886
   3/31/2003           $15,735            $12,200     $10,951
   4/30/2003           $16,071            $13,358     $10,927
   5/31/2003           $16,955            $14,722     $10,910
   6/30/2003           $17,626            $14,972     $10,922
   7/31/2003           $18,551            $15,718     $10,933
   8/31/2003           $19,305            $16,315     $10,975
   9/30/2003           $19,566            $16,128     $11,011
  10/31/2003           $20,840            $17,443     $10,999
  11/30/2003           $21,656            $18,113     $10,969
  12/31/2003           $22,625            $18,768     $10,957
   1/31/2004           $22,940            $19,417     $11,011
   2/29/2004           $23,045            $19,793     $11,070
   3/31/2004           $23,786            $20,067     $11,141
   4/30/2004           $23,541            $19,029     $11,177
   5/31/2004           $23,548            $19,259     $11,243
   6/30/2004           $24,261            $20,237     $11,278
   7/31/2004           $23,800            $19,306     $11,260
   8/31/2004           $23,513            $19,496     $11,266
   9/30/2004           $23,988            $20,267     $11,290
  10/31/2004           $24,100            $20,582     $11,350
  11/30/2004           $25,659            $22,408     $11,356
  12/31/2004           $26,248            $22,943     $11,314
   1/31/2005           $26,203            $22,055     $11,338
   2/28/2005           $26,998            $22,493     $11,403
   3/31/2005           $26,373            $22,030     $11,492
   4/30/2005           $25,755            $20,894     $11,570
   5/31/2005           $26,270            $22,168     $11,558
   6/30/2005           $26,939            $23,149     $11,564
   7/31/2005           $28,646            $24,466     $11,617
   8/31/2005           $28,410            $23,904     $11,677
   9/30/2005           $28,587            $23,865     $11,819
  10/31/2005           $28,065            $23,265     $11,843
  11/30/2005           $28,822            $24,209     $11,748
  12/31/2005           $29,472            $24,023     $11,700
   1/31/2006           $30,961            $26,010     $11,790
   2/28/2006           $31,041            $26,008     $11,813
   3/31/2006           $32,928            $27,267     $11,879
   4/30/2006           $32,753            $27,340     $11,980
   5/31/2006           $32,363            $26,208     $12,039
   6/30/2006           $32,283            $26,530     $12,063
   7/31/2006           $31,455            $26,162     $12,099
   8/31/2006           $31,909            $26,944     $12,122
   9/30/2006           $32,211            $27,207     $12,063
  10/31/2006           $32,992            $28,592     $11,998
  11/30/2006           $34,592            $29,407     $11,980
  12/31/2006           $35,434            $29,664     $11,998
   1/31/2007           $36,030            $30,108     $12,034
   2/28/2007           $36,882            $29,738     $12,099
   3/31/2007           $37,402            $30,097     $12,209
   4/30/2007           $38,109            $30,409     $12,288
   5/31/2007           $38,970            $31,524     $12,363
   6/30/2007           $38,791            $30,790     $12,387
   7/31/2007           $37,913            $28,169     $12,384
   8/31/2007           $37,598            $28,733     $12,361
   9/30/2007           $37,487            $28,863     $12,395
  10/31/2007           $37,606            $29,177     $12,422
  11/30/2007           $34,377            $26,991     $12,496
  12/31/2007           $34,018            $26,763     $12,487
   1/31/2008           $33,529            $25,665     $12,549
   2/29/2008           $32,411            $24,645     $12,586
   3/31/2008           $32,371            $25,016     $12,695
   4/30/2008           $32,182            $25,808     $12,772
   5/31/2008           $33,209            $26,690     $12,879
   6/30/2008           $31,014            $24,129     $13,009
   7/31/2008           $31,623            $25,366     $13,078
   8/31/2008           $32,331            $26,572     $13,025
   9/30/2008           $30,176            $25,327     $13,007
  10/31/2008           $25,087            $20,267     $12,876
  11/30/2008           $22,532            $17,920     $12,629
  12/31/2008           $23,784            $19,022     $12,499
   1/31/2009           $21,904            $16,305     $12,553
   2/28/2009           $19,699            $14,040     $12,616
   3/31/2009           $20,348            $15,287     $12,646
   4/30/2009           $23,068            $17,712     $12,678
   5/31/2009           $24,344            $18,095     $12,714
   6/30/2009           $25,866            $18,038     $12,824
   7/31/2009           $27,220            $20,124     $12,803
   8/31/2009           $28,776            $21,077     $12,832
   9/30/2009           $30,422            $22,134     $12,840
  10/31/2009           $28,933            $20,664     $12,852
  Total Returns        189.33%            106.64%      28.52%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)   10/31/09
----------------   --------
1-Year              +15.33%
5-Year               +3.72%
10-Year             +11.21%


                               Annual Report | 39

ENDNOTES

THE FUND'S ABILITY TO INVEST IN SMALLER COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES ADDITIONAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +2.74% and +0.68%.

(7.) Source: (C) 2009 Morningstar. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               40 | Annual Report

Your Fund's Expenses

FRANKLIN MICROCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 41

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000          $1,253.20               $6.64
Hypothetical (5% return before expenses)         $1,000          $1,019.31               $5.96
ADVISOR CLASS
Actual                                           $1,000          $1,254.20               $5.28
Hypothetical (5% return before expenses)         $1,000          $1,020.52               $4.74

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.17% and Advisor: 0.93%) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               42 | Annual Report

Franklin MidCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MidCap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap(TM) Index.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin MidCap Value Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin MidCap Value Fund - Class A posted a +15.03% cumulative total return for the 12 months under review. The Fund's Class A shares outperformed the benchmark, the Russell Midcap Value Index, which rose 14.52% for the same period.(2) Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find more of the Fund's performance data in the Performance Summary beginning on page 46.

INVESTMENT STRATEGY

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 96.


                               Annual Report | 43

PORTFOLIO BREAKDOWN

Franklin MidCap Value Fund
Based on Total Net Assets as of 10/31/09

                                   (BAR CHART)

Materials                                          12.6%
Utilities                                          11.7%
Capital Goods                                       9.5%
Energy                                              9.3%
Food, Beverage & Tobacco                            7.4%
Pharmaceuticals, Biotechnology & Life Sciences      5.0%
Retailing                                           5.0%
Health Care Equipment & Services                    5.0%
Consumer Durables & Apparel                         4.6%
Insurance                                           4.5%
Banks                                               3.7%
Household & Personal Products                       3.2%
Automobiles & Components                            3.2%
Software & Services                                 2.7%
Media                                               2.3%
Consumer Services                                   2.1%
Other                                               4.2%
Short-Term Investments & Other Net Assets           4.0%

MANAGER'S DISCUSSION

During the fiscal year under review, contributors to Fund performance included industrial chemicals company Celanese, which reported better-than-expected results as lower costs offset a decline in sales. Specialty vehicle manufacturer Oshkosh, sold by period-end, benefited Fund performance as the company also reported better-than-expected returns. Department store operator Nordstrom's shares appreciated in value as the company experienced improved sales.

Detractors from performance included Helix Energy Solutions Group, an offshore energy company, which declined early in the period largely due to lower oil prices. Shares of medical technology company Hill-Rom Holdings fell in part due to reduced capital spending by hospitals in a challenging economic environment. Commercial and consumer finance company CIT Group struggled to avoid bankruptcy during the period amid deteriorating fundamentals. The company ultimately filed for Chapter 11 bankruptcy protection on November 1, 2009. We sold our positions in Helix Energy Solutions Group and CIT Group during the period.

During the reporting period, we initiated positions in food producer Corn Products International, regional bank Hudson City Bancorp, contract research firm Pharmaceutical Product Development and cable services provider Time Warner Cable. We also added to nine existing holdings: personal products manufacturer Alberto-Culver, industrial chemicals company Celanese, dairy products manufacturer Dean Foods, offshore contract drilling company ENSCO International, games and toys manufacturer Hasbro, funeral service products manufacturer Hillenbrand, clinical laboratory company Laboratory Corp. of America Holdings, coal company Peabody Energy, diversified financial services company PNC Financial Services Group, and aerospace and defense services company SAIC.

We also liquidated several other positions during the period either due to their small size in the Fund and low probability of adding to the positions or because we believed the companies' fundamentals had deteriorated. Sales included oil and gas exploration and production company Pioneer Natural Resources, consumer goods manufacturer Leggett & Platt, insurance company Protective Life, homebuilder Pulte Homes, steel company United States Steel, and Brazilian aerospace and defense company Embraer-Empresa Brasileira de Aeronautica. We also reduced our positions in Carlisle Companies, Dover Corp., MDC Holdings and MeadWestvaco, among others.


                               44 | Annual Report

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF SAM KERNER)


/s/ Sam Kerner
Sam Kerner, CFA
Lead Portfolio Manager

Bruce C. Baughman, CPA
William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MidCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin MidCap Value Fund
10/31/09

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY                        NET ASSETS
---------------                        ----------
Celanese Corp., A                         3.4%
   MATERIALS
Alberto-Culver Co.                        3.2%
   HOUSEHOLD & PERSONAL PRODUCTS
NV Energy Inc.                            3.1%
   UTILITIES
Atmos Energy Corp.                        3.0%
   UTILITIES
McCormick & Co. Inc.                      3.0%
   FOOD, BEVERAGE & TOBACCO
Dean Foods Co.                            2.9%
   FOOD, BEVERAGE & TOBACCO
SAIC Inc.                                 2.7%
   SOFTWARE & SERVICES
Airgas Inc.                               2.6%
   MATERIALS
Laboratory Corp. of America Holdings      2.5%
   HEALTH CARE EQUIPMENT & SERVICES
Sigma-Aldrich Corp.                       2.5%
   MATERIALS


                               Annual Report | 45

Performance Summary as of 10/31/09

FRANKLIN MIDCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMVAX)                       CHANGE   10/31/09   10/31/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         +$1.04     $8.35      $7.31
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                     $0.0458

CLASS C (SYMBOL: FMVCX)                       CHANGE   10/31/09   10/31/08
-----------------------                       ------   --------   --------
Net Asset Value (NAV)                         +$1.03     $8.27      $7.24

CLASS R (SYMBOL: N/A)                         CHANGE   10/31/09   10/31/08
---------------------                         ------   --------   --------
Net Asset Value (NAV)                         +$1.03     $8.33      $7.30
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                     $0.0377

ADVISOR CLASS (SYMBOL: N/A)                   CHANGE   10/31/09   10/31/08
---------------------------                   ------   --------   --------
Net Asset Value (NAV)                         +$1.03     $8.38      $7.35
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                     $0.0814


                               46 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------                                         -------   -------   ------------------
Cumulative Total Return(2)                       +15.03%   -21.91%        -10.68%
Average Annual Total Return(3)                    +8.36%    -9.70%         -3.89%
Value of $10,000 Investment(4)                  $10,836    $7,363         $8,418
Avg. Ann. Total Return (9/30/09)(5)              -12.91%    -8.26%         -3.54%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.77%
      With Waiver                       1.37%

CLASS C                                          1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------                                         -------   -------   ------------------
Cumulative Total Return(2)                       +14.23%   -23.47%        -13.22%
Average Annual Total Return(3)                   +13.23%    -8.53%         -3.22%
Value of $10,000 Investment(4)                  $11,323    $7,653         $8,678
Avg. Ann. Total Return (9/30/09)(5)               -9.29%    -7.09%         -2.84%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.47%
      With Waiver                       2.07%

CLASS R                                          1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------                                         -------   -------   ------------------
Cumulative Total Return(2)                       +14.77%   -22.31%        -11.32%
Average Annual Total Return(3)                   +14.77%    -8.07%         -2.73%
Value of $10,000 Investment(4)                  $11,477    $7,769         $8,868
Avg. Ann. Total Return (9/30/09)(5)               -7.79%    -6.63%         -2.35%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.97%
      With Waiver                       1.57%

ADVISOR CLASS                                    1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------------                                   -------   -------   ------------------
Cumulative Total Return(2)                       +15.43%   -21.12%         -9.32%
Average Annual Total Return(3)                   +15.43%    -7.60%         -2.23%
Value of $10,000 Investment(4)                  $11,543    $7,888         $9,068
Avg. Ann. Total Return (9/30/09)(5)               -7.44%    -6.14%         -1.87%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.47%
      With Waiver                       1.07%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING THE RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.05% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/10.


                               Annual Report | 47

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    10/31/09
-------                    --------
1-Year                      +8.36%
3-Year                      -9.70%
Since Inception (7/1/05)    -3.89%

CLASS A (7/1/05-10/31/09)

                              (PERFORMANCE GRAPH)

                   FRANKLIN MIDCAP     RUSSELL MIDCAP
     DATE       VALUE FUND - CLASS A     VALUE INDEX     CPI
-------------   --------------------   --------------   -----
    7/1/2005             9425               10000       10000
   7/31/2005             9774               10476       10046
   8/31/2005             9595               10394       10098
   9/30/2005             9548               10535       10221
  10/31/2005             9237               10213       10242
  11/30/2005             9755               10573       10159
  12/31/2005             9775               10676       10118
   1/31/2006            10144               11139       10195
   2/28/2006            10192               11244       10216
   3/31/2006            10391               11489       10272
   4/30/2006            10448               11600       10360
   5/31/2006            10211               11357       10411
   6/30/2006            10249               11425       10432
   7/31/2006            10002               11361       10463
   8/31/2006            10324               11679       10483
   9/30/2006            10476               11829       10432
  10/31/2006            10779               12308       10375
  11/30/2006            11149               12705       10360
  12/31/2006            11135               12834       10375
   1/31/2007            11468               13230       10407
   2/28/2007            11487               13309       10463
   3/31/2007            11604               13458       10558
   4/30/2007            12054               13880       10627
   5/31/2007            12542               14358       10691
   6/30/2007            12288               13949       10712
   7/31/2007            11507               13172       10709
   8/31/2007            11370               13131       10690
   9/30/2007            11624               13454       10719
  10/31/2007            11643               13505       10742
  11/30/2007            11174               12793       10806
  12/31/2007            11163               12652       10799
   1/31/2008            10732               12075       10852
   2/29/2008            10452               11677       10884
   3/31/2008            10292               11558       10978
   4/30/2008            10903               12263       11045
   5/31/2008            11253               12698       11138
   6/30/2008            10372               11566       11250
   7/31/2008            10172               11433       11309
   8/31/2008            10362               11760       11264
   9/30/2008             9281               10696       11248
  10/31/2008             7318                8262       11135
  11/30/2008             6748                7426       10922
  12/31/2008             7047                7788       10809
   1/31/2009             6513                6984       10856
   2/28/2009             5837                6112       10910
   3/31/2009             6271                6645       10936
   4/30/2009             7208                7755       10963
   5/31/2009             7329                8020       10995
   6/30/2009             7551                8037       11090
   7/31/2009             8055                8825       11072
   8/31/2009             8227                9408       11097
   9/30/2009             8580                9935       11104
  10/31/2009             8418                9461       11114
Total Returns              0                  0           0

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    10/31/09
-------                    --------
1-Year                      +13.23%
3-Year                       -8.53%
Since Inception (7/1/05)     -3.22%

CLASS C (7/1/05-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN MIDCAP
                  VALUE FUND -    RUSSELL MIDCAP
     DATE           CLASS C         VALUE INDEX      CPI
-------------   ---------------   --------------   ------
    7/1/2005          10000            10000        10000
   7/31/2005          10360            10476        10046
   8/31/2005          10170            10394        10098
   9/30/2005          10120            10535        10221
  10/31/2005           9780            10213        10242
  11/30/2005          10320            10573        10159
  12/31/2005          10335            10676        10118
   1/31/2006          10727            11139        10195
   2/28/2006          10767            11244        10216
   3/31/2006          10968            11489        10272
   4/30/2006          11029            11600        10360
   5/31/2006          10767            11357        10411
   6/30/2006          10798            11425        10432
   7/31/2006          10536            11361        10463
   8/31/2006          10868            11679        10483
   9/30/2006          11029            11829        10432
  10/31/2006          11340            12308        10375
  11/30/2006          11732            12705        10360
  12/31/2006          11701            12834        10375
   1/31/2007          12041            13230        10407
   2/28/2007          12062            13309        10463
   3/31/2007          12175            13458        10558
   4/30/2007          12639            13880        10627
   5/31/2007          13143            14358        10691
   6/30/2007          12875            13949        10712
   7/31/2007          12051            13172        10709
   8/31/2007          11897            13131        10690
   9/30/2007          12154            13454        10719
  10/31/2007          12165            13505        10742
  11/30/2007          11670            12793        10806
  12/31/2007          11659            12652        10799
   1/31/2008          11197            12075        10852
   2/29/2008          10903            11677        10884
   3/31/2008          10735            11558        10978
   4/30/2008          11365            12263        11045
   5/31/2008          11722            12698        11138
   6/30/2008          10798            11566        11250
   7/31/2008          10578            11433        11309
   8/31/2008          10777            11760        11264
   9/30/2008           9654            10696        11248
  10/31/2008           7598             8262        11135
  11/30/2008           7010             7426        10922
  12/31/2008           7304             7788        10809
   1/31/2009           6758             6984        10856
   2/28/2009           6044             6112        10910
   3/31/2009           6485             6645        10936
   4/30/2009           7461             7755        10963
   5/31/2009           7587             8020        10995
   6/30/2009           7797             8037        11090
   7/31/2009           8322             8825        11072
   8/31/2009           8489             9408        11097
   9/30/2009           8846             9935        11104
  10/31/2009           8678             9461        11114
Total Returns           0                0           0


                               48 | Annual Report

CLASS R (7/1/05-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN MIDCAP
                  VALUE FUND -    RUSSELL MIDCAP
     DATE           CLASS R         VALUE INDEX      CPI
-------------   ---------------   --------------   ------
    7/1/2005         10000             10000        10000
   7/31/2005         10370             10476        10046
   8/31/2005         10180             10394        10098
   9/30/2005         10130             10535        10221
  10/31/2005          9800             10213        10242
  11/30/2005         10340             10573        10159
  12/31/2005         10358             10676        10118
   1/31/2006         10761             11139        10195
   2/28/2006         10801             11244        10216
   3/31/2006         11012             11489        10272
   4/30/2006         11072             11600        10360
   5/31/2006         10821             11357        10411
   6/30/2006         10861             11425        10432
   7/31/2006         10590             11361        10463
   8/31/2006         10932             11679        10483
   9/30/2006         11103             11829        10432
  10/31/2006         11414             12308        10375
  11/30/2006         11807             12705        10360
  12/31/2006         11781             12834        10375
   1/31/2007         12144             13230        10407
   2/28/2007         12165             13309        10463
   3/31/2007         12289             13458        10558
   4/30/2007         12756             13880        10627
   5/31/2007         13264             14358        10691
   6/30/2007         13005             13949        10712
   7/31/2007         12175             13172        10709
   8/31/2007         12030             13131        10690
   9/30/2007         12300             13454        10719
  10/31/2007         12310             13505        10742
  11/30/2007         11812             12793        10806
  12/31/2007         11802             12652        10799
   1/31/2008         11337             12075        10852
   2/29/2008         11051             11677        10884
   3/31/2008         10881             11558        10978
   4/30/2008         11516             12263        11045
   5/31/2008         11887             12698        11138
   6/30/2008         10966             11566        11250
   7/31/2008         10744             11433        11309
   8/31/2008         10945             11760        11264
   9/30/2008          9802             10696        11248
  10/31/2008          7727              8262        11135
  11/30/2008          7124              7426        10922
  12/31/2008          7431              7788        10809
   1/31/2009          6877              6984        10856
   2/28/2009          6153              6112        10910
   3/31/2009          6611              6645        10936
   4/30/2009          7601              7755        10963
   5/31/2009          7740              8020        10995
   6/30/2009          7963              8037        11090
   7/31/2009          8496              8825        11072
   8/31/2009          8666              9408        11097
   9/30/2009          9038              9935        11104
  10/31/2009          8868              9461        11114
Total Returns            0                 0            0

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/09
-------                    --------
1-Year                      +14.77%
3-Year                       -8.07%
Since Inception (7/1/05)     -2.73%

ADVISOR CLASS (7/1/05-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN MIDCAP
                  VALUE FUND -    RUSSELL MIDCAP
     DATE        ADVISOR CLASS      VALUE INDEX      CPI
-------------   ---------------   --------------   ------
    7/1/2005         10000             10000        10000
   7/31/2005         10370             10476        10046
   8/31/2005         10190             10394        10098
   9/30/2005         10140             10535        10221
  10/31/2005          9810             10213        10242
  11/30/2005         10360             10573        10159
  12/31/2005         10389             10676        10118
   1/31/2006         10781             11139        10195
   2/28/2006         10842             11244        10216
   3/31/2006         11053             11489        10272
   4/30/2006         11123             11600        10360
   5/31/2006         10872             11357        10411
   6/30/2006         10912             11425        10432
   7/31/2006         10650             11361        10463
   8/31/2006         10993             11679        10483
   9/30/2006         11164             11829        10432
  10/31/2006         11496             12308        10375
  11/30/2006         11898             12705        10360
  12/31/2006         11881             12834        10375
   1/31/2007         12245             13230        10407
   2/28/2007         12266             13309        10463
   3/31/2007         12391             13458        10558
   4/30/2007         12879             13880        10627
   5/31/2007         13399             14358        10691
   6/30/2007         13139             13949        10712
   7/31/2007         12308             13172        10709
   8/31/2007         12162             13131        10690
   9/30/2007         12443             13454        10719
  10/31/2007         12464             13505        10742
  11/30/2007         11954             12793        10806
  12/31/2007         11949             12652        10799
   1/31/2008         11490             12075        10852
   2/29/2008         11201             11677        10884
   3/31/2008         11030             11558        10978
   4/30/2008         11693             12263        11045
   5/31/2008         12067             12698        11138
   6/30/2008         11126             11566        11250
   7/31/2008         10913             11433        11309
   8/31/2008         11116             11760        11264
   9/30/2008          9972             10696        11248
  10/31/2008          7856              8262        11135
  11/30/2008          7247              7426        10922
  12/31/2008          7564              7788        10809
   1/31/2009          7001              6984        10856
   2/28/2009          6265              6112        10910
   3/31/2009          6741              6645        10936
   4/30/2009          7748              7755        10963
   5/31/2009          7888              8020        10995
   6/30/2009          8116              8037        11090
   7/31/2009          8668              8825        11072
   8/31/2009          8852              9408        11097
   9/30/2009          9230              9935        11104
  10/31/2009          9068              9461        11114
 Total Returns            0                 0            0

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              10/31/09
-------------              --------
1-Year                      +15.43%
3-Year                       -7.60%
Since Inception (7/1/05)     -2.23%


                               Annual Report | 49

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. HISTORICALLY, MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. MIDSIZE COMPANIES MAY BE MORE SUSCEPTIBLE TO PARTICULAR ECONOMIC EVENTS OR COMPETITIVE FACTORS THAN ARE LARGER, MORE BROADLY DIVERSIFIED COMPANIES. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               50 | Annual Report

Your Fund's Expenses

FRANKLIN MIDCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 51

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,167.80              $ 7.38
Hypothetical (5% return before expenses)         $1,000           $1,018.40              $ 6.87
CLASS C
Actual                                           $1,000           $1,163.20              $11.18
Hypothetical (5% return before expenses)         $1,000           $1,014.87              $10.41
CLASS R
Actual                                           $1,000           $1,166.70              $ 8.46
Hypothetical (5% return before expenses)         $1,000           $1,017.39              $ 7.88
ADVISOR CLASS
Actual                                           $1,000           $1,170.40              $ 5.74
Hypothetical (5% return before expenses)         $1,000           $1,019.91              $ 5.35

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.35%; C: 2.05%; R:
     1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               52 | Annual Report

Franklin Small Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Small Cap Value Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin Small Cap Value Fund - Class A posted a +16.86% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Russell 2500(TM) Value Index, which rose 8.56% for the same period.(1) Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 56.

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider is their fair market value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 104.


                               Annual Report | 53

PORTFOLIO BREAKDOWN

Franklin Small Cap Value Fund
Based on Total Net Assets as of 10/31/09

                                  (BAR CHART)

Capital Goods                                    20.8%
Insurance                                        10.6%
Materials                                        10.1%
Energy                                            9.6%
Retailing                                         8.5%
Consumer Durables & Apparel                       5.7%
Automobiles & Components                          4.6%
Utilities                                         2.8%
Technology Hardware & Equipment                   2.4%
Health Care Equipment & Services                  2.3%
Pharmaceuticals, Biotechnology & Life Sciences    2.3%
Transportation                                    2.1%
Banks                                             2.1%
Commercial & Professional Services                2.1%
Other                                             2.7%
Short-Term Investments & Other Net Assets        11.3%

MANAGER'S DISCUSSION

During the fiscal year under review, contributors to Fund performance included department store operator J.C. Penney, a new holding, which reported an improving earnings trend and raised its profit outlook. Lumber and building products company Universal Forest Products also performed well. The company reported better-than-expected results as lower costs helped offset a weak lumber market. Insurance company Protective Life reported improved third-quarter 2009 sales over the prior year, and the company's book value per share increased significantly from its year-end 2008 low.

Detractors from Fund performance included several companies affected by the challenging economic environment. Notable among the Fund's weak performers were regional bank TrustCo Bank NY, jewelry retailer Zale and building products manufacturer Gibraltar Industries.

During the reporting period, we invested in four new positions in addition to J.C. Penney: ceramics manufacturer Ceradyne, building and recreational vehicle products manufacturer Drew Industries, industrial goods provider Gardner Denver and contract research firm Pharmaceutical Product Development. We also added significantly to several existing positions including Autoliv, Energen, Protective Life, Rofin-Sinar Technologies, Rowan Companies and Trinity Industries.

We liquidated six positions during the period, many of which we believed had deteriorating fundamentals: Avocent, Corus Bankshares, General Maritime, Kid Brands (formerly, Russ Berrie & Co.), Mercer International and Monaco Coach. We also reduced our positions in MDC Holdings, Omnivision Technologies and Universal Forest Products.


                               54 | Annual Report

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman

William J. Lippman
President and Co-Portfolio Manager


(PHOTO OF Y. DOGAN SAHIN)


/s/ Y. Dogan Sahin

Y. Dogan Sahin, CFA
Co-Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Small Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin Small Cap Value Fund
10/31/09

COMPANY                              % OF TOTAL
SECTOR/INDUSTRY                      NET ASSETS
---------------                      ----------
Protective Life Corp.                   1.9%
   INSURANCE
Westlake Chemical Corp.                 1.8%
   MATERIALS
Thor Industries Inc.                    1.7%
   AUTOMOBILES & COMPONENTS
Old Republic International Corp.        1.6%
   INSURANCE
Rowan Cos. Inc.                         1.6%
   ENERGY
J.C. Penney Co. Inc.                    1.6%
   RETAILING
Benchmark Electronics Inc.              1.6%
   TECHNOLOGY HARDWARE & EQUIPMENT
Universal Forest Products Inc.          1.5%
   CAPITAL GOODS
Reliance Steel & Aluminum Co.           1.5%
   MATERIALS
NV Energy Inc.                          1.4%
    UTILITIES


                               Annual Report | 55

Performance Summary as of 10/31/09

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRVLX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$4.43    $33.01     $28.58
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.2919

CLASS B (SYMBOL: FBVAX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$4.36    $31.66     $27.30

CLASS C (SYMBOL: FRVFX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$4.26    $31.20     $26.94
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.0343

CLASS R (SYMBOL: FVFRX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$4.38    $32.75     $28.37
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.2483

ADVISOR CLASS (SYMBOL: FVADX)                CHANGE   10/31/09   10/31/08
-----------------------------                ------   --------   --------
Net Asset Value (NAV)                        +$4.52    $33.96     $29.44
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.3930


                               56 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   --------  -------
Cumulative Total Return(1)                      +16.86%   +13.26%  +126.02%
Average Annual Total Return(2)                  +10.15%    +1.31%    +7.86%
Value of $10,000 Investment(3)                 $11,015   $10,674   $21,308
Avg. Ann. Total Return (9/30/09)(4)             -10.89%    +2.75%    +8.37%
   Total Annual Operating Expenses(5)   1.30%

CLASS B                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   --------  -------
Cumulative Total Return(1)                      +15.97%    +9.31%  +114.47%
Average Annual Total Return(2)                  +11.97%    +1.44%    +7.93%
Value of $10,000 Investment(3)                 $11,197   $10,740   $21,447
Avg. Ann. Total Return (9/30/09)(4)              -9.93%    +2.89%    +8.44%
   Total Annual Operating Expenses(5)   2.02%

CLASS C                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   --------  -------
Cumulative Total Return(1)                      +15.98%    +9.34%  +111.21%
Average Annual Total Return(2)                  +14.98%    +1.80%    +7.76%
Value of $10,000 Investment(3)                 $11,498   $10,934   $21,121
Avg. Ann. Total Return (9/30/09)(4)              -7.08%    +3.25%    +8.28%
   Total Annual Operating Expenses(5)   2.01%

                                                                   INCEPTION
CLASS R                                         1-YEAR    5-YEAR    (8/1/02)
-------                                        -------   -------   --------
Cumulative Total Return(1)                      +16.60%   +12.07%    +64.45%
Average Annual Total Return(2)                  +16.60%    +2.30%     +7.10%
Value of $10,000 Investment(3)                 $11,660   $11,207    $16,445
Avg. Ann. Total Return (9/30/09)(4)              -5.70%    +3.75%     +8.00%
   Total Annual Operating Expenses(5)   1.52%

ADVISOR CLASS                                   1-YEAR    5-YEAR   10-YEAR
-------------                                  -------   --------  -------
Cumulative Total Return(1)                      +17.13%   +14.94%  +133.46%
Average Annual Total Return(2)                  +17.13%    +2.82%    +8.85%
Value of $10,000 Investment(3)                 $11,713   $11,494   $23,346
Avg. Ann. Total Return (9/30/09)(4)              -5.20%    +4.28%    +9.37%
   Total Annual Operating Expenses(5)   1.02%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 57

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/09
-------   --------
1-Year     +10.15%
5-Year      +1.31%
10-Year     +7.86%

                           CLASS A (11/1/99-10/31/09)

                 FRANKLIN SMALL CAP    RUSSELL 2500
     DATE       VALUE FUND - CLASS A    VALUE INDEX     CPI
-------------   --------------------   ------------   -------
   11/1/1999           $ 9,427            $10,000     $10,000
  11/30/1999           $ 9,514            $10,055     $10,006
  12/31/1999           $ 9,918            $10,398     $10,006
   1/31/2000           $ 9,105            $ 9,965     $10,036
   2/29/2000           $ 9,318            $10,138     $10,095
   3/31/2000           $10,142            $10,883     $10,178
   4/30/2000           $10,360            $10,879     $10,184
   5/31/2000           $10,622            $10,859     $10,196
   6/30/2000           $10,338            $10,818     $10,250
   7/31/2000           $10,453            $11,054     $10,273
   8/31/2000           $11,222            $11,633     $10,273
   9/30/2000           $11,184            $11,563     $10,327
  10/31/2000           $11,380            $11,556     $10,345
  11/30/2000           $11,047            $11,410     $10,351
  12/31/2000           $12,122            $12,560     $10,345
   1/31/2001           $12,788            $12,735     $10,410
   2/28/2001           $13,044            $12,628     $10,452
   3/31/2001           $12,940            $12,312     $10,476
   4/30/2001           $13,797            $13,012     $10,517
   5/31/2001           $14,240            $13,412     $10,565
   6/30/2001           $13,839            $13,541     $10,583
   7/31/2001           $13,626            $13,451     $10,553
   8/31/2001           $13,435            $13,335     $10,553
   9/30/2001           $11,395            $11,855     $10,600
  10/31/2001           $12,297            $12,108     $10,565
  11/30/2001           $13,003            $13,041     $10,547
  12/31/2001           $13,955            $13,783     $10,505
   1/31/2002           $13,840            $13,910     $10,529
   2/28/2002           $14,344            $14,083     $10,571
   3/31/2002           $15,529            $14,956     $10,630
   4/30/2002           $15,929            $15,211     $10,690
   5/31/2002           $15,535            $14,961     $10,690
   6/30/2002           $14,932            $14,433     $10,696
   7/31/2002           $12,847            $12,763     $10,707
   8/31/2002           $12,803            $12,831     $10,743
   9/30/2002           $11,539            $11,781     $10,761
  10/31/2002           $12,124            $11,950     $10,779
  11/30/2002           $12,820            $12,822     $10,779
  12/31/2002           $12,612            $12,422     $10,755
   1/31/2003           $11,916            $12,047     $10,803
   2/28/2003           $11,533            $11,751     $10,886
   3/31/2003           $11,539            $11,830     $10,951
   4/30/2003           $12,529            $12,901     $10,927
   5/31/2003           $13,531            $14,094     $10,910
   6/30/2003           $13,832            $14,347     $10,922
   7/31/2003           $13,931            $14,970     $10,933
   8/31/2003           $14,566            $15,573     $10,975
   9/30/2003           $14,155            $15,463     $11,011
  10/31/2003           $15,431            $16,643     $10,999
  11/30/2003           $15,808            $17,322     $10,969
  12/31/2003           $16,690            $18,003     $10,957
   1/31/2004           $16,772            $18,586     $11,011
   2/29/2004           $17,324            $18,963     $11,070
   3/31/2004           $17,516            $19,115     $11,141
   4/30/2004           $16,996            $18,114     $11,177
   5/31/2004           $17,231            $18,478     $11,243
   6/30/2004           $18,277            $19,212     $11,278
   7/31/2004           $17,790            $18,439     $11,260
   8/31/2004           $17,500            $18,670     $11,266
   9/30/2004           $18,512            $19,260     $11,290
  10/31/2004           $18,813            $19,608     $11,350
  11/30/2004           $20,494            $21,212     $11,356
  12/31/2004           $20,830            $21,887     $11,314
   1/31/2005           $20,466            $21,183     $11,338
   2/28/2005           $21,502            $21,712     $11,403
   3/31/2005           $20,890            $21,422     $11,492
   4/30/2005           $19,827            $20,621     $11,570
   5/31/2005           $20,802            $21,766     $11,558
   6/30/2005           $21,282            $22,563     $11,564
   7/31/2005           $22,671            $23,772     $11,617
   8/31/2005           $22,583            $23,339     $11,677
   9/30/2005           $22,428            $23,365     $11,819
  10/31/2005           $21,723            $22,676     $11,843
  11/30/2005           $22,897            $23,605     $11,748
  12/31/2005           $22,732            $23,581     $11,700
   1/31/2006           $24,601            $25,133     $11,790
   2/28/2006           $24,528            $25,166     $11,813
   3/31/2006           $25,663            $26,049     $11,879
   4/30/2006           $25,822            $26,152     $11,980
   5/31/2006           $24,890            $25,246     $12,039
   6/30/2006           $25,110            $25,389     $12,063
   7/31/2006           $24,291            $25,037     $12,099
   8/31/2006           $24,375            $25,703     $12,122
   9/30/2006           $24,500            $25,966     $12,063
  10/31/2006           $25,573            $27,182     $11,998
  11/30/2006           $26,737            $28,032     $11,980
  12/31/2006           $26,552            $28,339     $11,998
   1/31/2007           $27,426            $28,971     $12,034
   2/28/2007           $27,256            $28,904     $12,099
   3/31/2007           $27,548            $29,213     $12,209
   4/30/2007           $28,252            $29,824     $12,288
   5/31/2007           $29,649            $30,886     $12,363
   6/30/2007           $29,236            $30,064     $12,387
   7/31/2007           $27,548            $27,813     $12,384
   8/31/2007           $27,444            $27,955     $12,361
   9/30/2007           $27,536            $28,247     $12,395
  10/31/2007           $27,912            $28,442     $12,422
  11/30/2007           $25,683            $26,620     $12,496
  12/31/2007           $25,813            $26,279     $12,487
   1/31/2008           $25,188            $25,343     $12,549
   2/29/2008           $24,352            $24,425     $12,586
   3/31/2008           $24,767            $24,381     $12,695
   4/30/2008           $25,928            $25,507     $12,772
   5/31/2008           $27,204            $26,560     $12,879
   6/30/2008           $25,066            $24,079     $13,009
   7/31/2008           $25,022            $24,504     $13,078
   8/31/2008           $25,698            $25,494     $13,025
   9/30/2008           $23,790            $23,786     $13,007
  10/31/2008           $18,234            $18,874     $12,876
  11/30/2008           $16,460            $16,900     $12,629
  12/31/2008           $17,351            $17,873     $12,499
   1/31/2009           $15,363            $15,787     $12,553
   2/28/2009           $13,588            $13,755     $12,616
   3/31/2009           $14,898            $14,956     $12,646
   4/30/2009           $17,977            $17,341     $12,678
   5/31/2009           $18,326            $17,774     $12,714
   6/30/2009           $18,326            $17,761     $12,824
   7/31/2009           $20,604            $19,573     $12,803
   8/31/2009           $21,553            $20,737     $12,832
   9/30/2009           $22,489            $21,805     $12,840
  10/31/2009           $21,308            $20,488     $12,852
Total Returns           113.08%            104.88%      28.52%

AVERAGE ANNUAL TOTAL RETURN

CLASS B   10/31/09
-------   --------
1-Year     +11.97%
5-Year      +1.44%
10-Year     +7.93%

                           CLASS B (11/1/99-10/31/09)

                 FRANKLIN SMALL CAP    RUSSELL 2500
     DATE       VALUE FUND - CLASS B    VALUE INDEX     CPI
-------------   --------------------   ------------   -------
   11/1/1999           $10,000            $10,000     $10,000
  11/30/1999           $10,087            $10,055     $10,006
  12/31/1999           $10,512            $10,398     $10,006
   1/31/2000           $ 9,645            $ 9,965     $10,036
   2/29/2000           $ 9,866            $10,138     $10,095
   3/31/2000           $10,733            $10,883     $10,178
   4/30/2000           $10,949            $10,879     $10,184
   5/31/2000           $11,228            $10,859     $10,196
   6/30/2000           $10,920            $10,818     $10,250
   7/31/2000           $11,036            $11,054     $10,273
   8/31/2000           $11,839            $11,633     $10,273
   9/30/2000           $11,793            $11,563     $10,327
  10/31/2000           $11,997            $11,556     $10,345
  11/30/2000           $11,641            $11,410     $10,351
  12/31/2000           $12,771            $12,560     $10,345
   1/31/2001           $13,463            $12,735     $10,410
   2/28/2001           $13,719            $12,628     $10,452
   3/31/2001           $13,604            $12,312     $10,476
   4/30/2001           $14,501            $13,012     $10,517
   5/31/2001           $14,955            $13,412     $10,565
   6/30/2001           $14,524            $13,541     $10,583
   7/31/2001           $14,297            $13,451     $10,553
   8/31/2001           $14,087            $13,335     $10,553
   9/30/2001           $11,945            $11,855     $10,600
  10/31/2001           $12,882            $12,108     $10,565
  11/30/2001           $13,616            $13,041     $10,547
  12/31/2001           $14,600            $13,783     $10,505
   1/31/2002           $14,472            $13,910     $10,529
   2/28/2002           $14,990            $14,083     $10,571
   3/31/2002           $16,224            $14,956     $10,630
   4/30/2002           $16,631            $15,211     $10,690
   5/31/2002           $16,212            $14,961     $10,690
   6/30/2002           $15,578            $14,433     $10,696
   7/31/2002           $13,389            $12,763     $10,707
   8/31/2002           $13,336            $12,831     $10,743
   9/30/2002           $12,015            $11,781     $10,761
  10/31/2002           $12,615            $11,950     $10,779
  11/30/2002           $13,336            $12,822     $10,779
  12/31/2002           $13,109            $12,422     $10,755
   1/31/2003           $12,376            $12,047     $10,803
   2/28/2003           $11,974            $11,751     $10,886
   3/31/2003           $11,974            $11,830     $10,951
   4/30/2003           $12,999            $12,901     $10,927
   5/31/2003           $14,029            $14,094     $10,910
   6/30/2003           $14,332            $14,347     $10,922
   7/31/2003           $14,425            $14,970     $10,933
   8/31/2003           $15,077            $15,573     $10,975
   9/30/2003           $14,640            $15,463     $11,011
  10/31/2003           $15,956            $16,643     $10,999
  11/30/2003           $16,340            $17,322     $10,969
  12/31/2003           $17,237            $18,003     $10,957
   1/31/2004           $17,312            $18,586     $11,011
   2/29/2004           $17,877            $18,963     $11,070
   3/31/2004           $18,058            $19,115     $11,141
   4/30/2004           $17,516            $18,114     $11,177
   5/31/2004           $17,749            $18,478     $11,243
   6/30/2004           $18,814            $19,212     $11,278
   7/31/2004           $18,302            $18,439     $11,260
   8/31/2004           $17,993            $18,670     $11,266
   9/30/2004           $19,024            $19,260     $11,290
  10/31/2004           $19,327            $19,608     $11,350
  11/30/2004           $21,038            $21,212     $11,356
  12/31/2004           $21,376            $21,887     $11,314
   1/31/2005           $20,985            $21,183     $11,338
   2/28/2005           $22,035            $21,712     $11,403
   3/31/2005           $21,399            $21,422     $11,492
   4/30/2005           $20,303            $20,621     $11,570
   5/31/2005           $21,288            $21,766     $11,558
   6/30/2005           $21,767            $22,563     $11,564
   7/31/2005           $23,173            $23,772     $11,617
   8/31/2005           $23,068            $23,339     $11,677
   9/30/2005           $22,905            $23,365     $11,819
  10/31/2005           $22,164            $22,676     $11,843
  11/30/2005           $23,354            $23,605     $11,748
  12/31/2005           $23,175            $23,581     $11,700
   1/31/2006           $25,068            $25,133     $11,790
   2/28/2006           $24,978            $25,166     $11,813
   3/31/2006           $26,118            $26,049     $11,879
   4/30/2006           $26,268            $26,152     $11,980
   5/31/2006           $25,306            $25,246     $12,039
   6/30/2006           $25,515            $25,389     $12,063
   7/31/2006           $24,662            $25,037     $12,099
   8/31/2006           $24,739            $25,703     $12,122
   9/30/2006           $24,847            $25,966     $12,063
  10/31/2006           $25,927            $27,182     $11,998
  11/30/2006           $27,085            $28,032     $11,980
  12/31/2006           $26,879            $28,339     $11,998
   1/31/2007           $27,755            $28,971     $12,034
   2/28/2007           $27,563            $28,904     $12,099
   3/31/2007           $27,838            $29,213     $12,209
   4/30/2007           $28,536            $29,824     $12,288
   5/31/2007           $29,924            $30,886     $12,363
   6/30/2007           $29,495            $30,064     $12,387
   7/31/2007           $27,774            $27,813     $12,384
   8/31/2007           $27,653            $27,955     $12,361
   9/30/2007           $27,730            $28,247     $12,395
  10/31/2007           $28,094            $28,442     $12,422
  11/30/2007           $25,849            $26,620     $12,496
  12/31/2007           $25,981            $26,279     $12,487
   1/31/2008           $25,352            $25,343     $12,549
   2/29/2008           $24,511            $24,425     $12,586
   3/31/2008           $24,927            $24,381     $12,695
   4/30/2008           $26,096            $25,507     $12,772
   5/31/2008           $27,380            $26,560     $12,879
   6/30/2008           $25,228            $24,079     $13,009
   7/31/2008           $25,183            $24,504     $13,078
   8/31/2008           $25,863            $25,494     $13,025
   9/30/2008           $23,944            $23,786     $13,007
  10/31/2008           $18,351            $18,874     $12,876
  11/30/2008           $16,565            $16,900     $12,629
  12/31/2008           $17,461            $17,873     $12,499
   1/31/2009           $15,460            $15,787     $12,553
   2/28/2009           $13,674            $13,755     $12,616
   3/31/2009           $14,993            $14,956     $12,646
   4/30/2009           $18,092            $17,341     $12,678
   5/31/2009           $18,443            $17,774     $12,714
   6/30/2009           $18,443            $17,761     $12,824
   7/31/2009           $20,735            $19,573     $12,803
   8/31/2009           $21,691            $20,737     $12,832
   9/30/2009           $22,632            $21,805     $12,840
  10/31/2009           $21,447            $20,488     $12,852
Total Returns           114.47%            104.88%      28.52%


                               58 | Annual Report

                           CLASS C (11/1/99-10/31/09)

                 FRANKLIN SMALL CAP    RUSSELL 2500
     DATE       VALUE FUND - CLASS C    VALUE INDEX     CPI
-------------   --------------------   ------------   -------
   11/1/1999           $10,000            $10,000     $10,000
  11/30/1999           $10,088            $10,055     $10,006
  12/31/1999           $10,506            $10,398     $10,006
   1/31/2000           $ 9,641            $ 9,965     $10,036
   2/29/2000           $ 9,859            $10,138     $10,095
   3/31/2000           $10,729            $10,883     $10,178
   4/30/2000           $10,952            $10,879     $10,184
   5/31/2000           $11,229            $10,859     $10,196
   6/30/2000           $10,917            $10,818     $10,250
   7/31/2000           $11,035            $11,054     $10,273
   8/31/2000           $11,840            $11,633     $10,273
   9/30/2000           $11,793            $11,563     $10,327
  10/31/2000           $11,993            $11,556     $10,345
  11/30/2000           $11,640            $11,410     $10,351
  12/31/2000           $12,769            $12,560     $10,345
   1/31/2001           $13,463            $12,735     $10,410
   2/28/2001           $13,721            $12,628     $10,452
   3/31/2001           $13,604            $12,312     $10,476
   4/30/2001           $14,497            $13,012     $10,517
   5/31/2001           $14,950            $13,412     $10,565
   6/30/2001           $14,527            $13,541     $10,583
   7/31/2001           $14,297            $13,451     $10,553
   8/31/2001           $14,086            $13,335     $10,553
   9/30/2001           $11,940            $11,855     $10,600
  10/31/2001           $12,875            $12,108     $10,565
  11/30/2001           $13,610            $13,041     $10,547
  12/31/2001           $14,591            $13,783     $10,505
   1/31/2002           $14,468            $13,910     $10,529
   2/28/2002           $14,985            $14,083     $10,571
   3/31/2002           $16,220            $14,956     $10,630
   4/30/2002           $16,626            $15,211     $10,690
   5/31/2002           $16,202            $14,961     $10,690
   6/30/2002           $15,573            $14,433     $10,696
   7/31/2002           $13,386            $12,763     $10,707
   8/31/2002           $13,339            $12,831     $10,743
   9/30/2002           $12,011            $11,781     $10,761
  10/31/2002           $12,616            $11,950     $10,779
  11/30/2002           $13,333            $12,822     $10,779
  12/31/2002           $13,110            $12,422     $10,755
   1/31/2003           $12,381            $12,047     $10,803
   2/28/2003           $11,981            $11,751     $10,886
   3/31/2003           $11,969            $11,830     $10,951
   4/30/2003           $12,992            $12,901     $10,927
   5/31/2003           $14,021            $14,094     $10,910
   6/30/2003           $14,327            $14,347     $10,922
   7/31/2003           $14,421            $14,970     $10,933
   8/31/2003           $15,073            $15,573     $10,975
   9/30/2003           $14,638            $15,463     $11,011
  10/31/2003           $15,949            $16,643     $10,999
  11/30/2003           $16,332            $17,322     $10,969
  12/31/2003           $17,231            $18,003     $10,957
   1/31/2004           $17,302            $18,586     $11,011
   2/29/2004           $17,872            $18,963     $11,070
   3/31/2004           $18,054            $19,115     $11,141
   4/30/2004           $17,507            $18,114     $11,177
   5/31/2004           $17,743            $18,478     $11,243
   6/30/2004           $18,807            $19,212     $11,278
   7/31/2004           $18,295            $18,439     $11,260
   8/31/2004           $17,989            $18,670     $11,266
   9/30/2004           $19,018            $19,260     $11,290
  10/31/2004           $19,318            $19,608     $11,350
  11/30/2004           $21,029            $21,212     $11,356
  12/31/2004           $21,367            $21,887     $11,314
   1/31/2005           $20,978            $21,183     $11,338
   2/28/2005           $22,026            $21,712     $11,403
   3/31/2005           $21,390            $21,422     $11,492
   4/30/2005           $20,295            $20,621     $11,570
   5/31/2005           $21,278            $21,766     $11,558
   6/30/2005           $21,755            $22,563     $11,564
   7/31/2005           $23,163            $23,772     $11,617
   8/31/2005           $23,057            $23,339     $11,677
   9/30/2005           $22,892            $23,365     $11,819
  10/31/2005           $22,156            $22,676     $11,843
  11/30/2005           $23,340            $23,605     $11,748
  12/31/2005           $23,165            $23,581     $11,700
   1/31/2006           $25,058            $25,133     $11,790
   2/28/2006           $24,961            $25,166     $11,813
   3/31/2006           $26,107            $26,049     $11,879
   4/30/2006           $26,257            $26,152     $11,980
   5/31/2006           $25,293            $25,246     $12,039
   6/30/2006           $25,504            $25,389     $12,063
   7/31/2006           $24,654            $25,037     $12,099
   8/31/2006           $24,726            $25,703     $12,122
   9/30/2006           $24,835            $25,966     $12,063
  10/31/2006           $25,914            $27,182     $11,998
  11/30/2006           $27,071            $28,032     $11,980
  12/31/2006           $26,867            $28,339     $11,998
   1/31/2007           $27,740            $28,971     $12,034
   2/28/2007           $27,553            $28,904     $12,099
   3/31/2007           $27,831            $29,213     $12,209
   4/30/2007           $28,524            $29,824     $12,288
   5/31/2007           $29,909            $30,886     $12,363
   6/30/2007           $29,481            $30,064     $12,387
   7/31/2007           $27,760            $27,813     $12,384
   8/31/2007           $27,637            $27,955     $12,361
   9/30/2007           $27,715            $28,247     $12,395
  10/31/2007           $28,077            $28,442     $12,422
  11/30/2007           $25,818            $26,620     $12,496
  12/31/2007           $25,938            $26,279     $12,487
   1/31/2008           $25,289            $25,343     $12,549
   2/29/2008           $24,437            $24,425     $12,586
   3/31/2008           $24,836            $24,381     $12,695
   4/30/2008           $25,985            $25,507     $12,772
   5/31/2008           $27,242            $26,560     $12,879
   6/30/2008           $25,086            $24,079     $13,009
   7/31/2008           $25,032            $24,504     $13,078
   8/31/2008           $25,694            $25,494     $13,025
   9/30/2008           $23,774            $23,786     $13,007
  10/31/2008           $18,211            $18,874     $12,876
  11/30/2008           $16,427            $16,900     $12,629
  12/31/2008           $17,310            $17,873     $12,499
   1/31/2009           $15,313            $15,787     $12,553
   2/28/2009           $13,533            $13,755     $12,616
   3/31/2009           $14,832            $14,956     $12,646
   4/30/2009           $17,886            $17,341     $12,678
   5/31/2009           $18,224            $17,774     $12,714
   6/30/2009           $18,211            $17,761     $12,824
   7/31/2009           $20,458            $19,573     $12,803
   8/31/2009           $21,392            $20,737     $12,832
   9/30/2009           $22,313            $21,805     $12,840
  10/31/2009           $21,121            $20,488     $12,852
Total Returns           111.21%            104.88%      28.52%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   10/31/09
-------   --------
1-Year     +14.98%
5-Year      +1.80%
10-Year     +7.76%

                           CLASS R (8/1/02-10/31/09)

                 FRANKLIN SMALL CAP    RUSSELL 2500
     DATE       VALUE FUND - CLASS R    VALUE INDEX     CPI
-------------   --------------------   ------------   -------
    8/1/2002           $10,000            $10,000     $10,000
   8/31/2002           $10,021            $10,054     $10,033
   9/30/2002           $ 9,027            $ 9,231     $10,050
  10/31/2002           $ 9,485            $ 9,363     $10,067
  11/30/2002           $10,029            $10,046     $10,067
  12/31/2002           $ 9,862            $ 9,733     $10,044
   1/31/2003           $ 9,318            $ 9,439     $10,089
   2/28/2003           $ 9,018            $ 9,207     $10,167
   3/31/2003           $ 9,018            $ 9,269     $10,228
   4/30/2003           $ 9,794            $10,108     $10,205
   5/31/2003           $10,574            $11,043     $10,189
   6/30/2003           $10,805            $11,242     $10,200
   7/31/2003           $10,882            $11,730     $10,211
   8/31/2003           $11,379            $12,202     $10,250
   9/30/2003           $11,058            $12,115     $10,283
  10/31/2003           $12,051            $13,041     $10,272
  11/30/2003           $12,347            $13,573     $10,244
  12/31/2003           $13,033            $14,106     $10,233
   1/31/2004           $13,093            $14,563     $10,283
   2/29/2004           $13,525            $14,858     $10,339
   3/31/2004           $13,671            $14,977     $10,405
   4/30/2004           $13,260            $14,193     $10,439
   5/31/2004           $13,444            $14,478     $10,500
   6/30/2004           $14,258            $15,054     $10,533
   7/31/2004           $13,877            $14,448     $10,516
   8/31/2004           $13,650            $14,629     $10,522
   9/30/2004           $14,438            $15,091     $10,544
  10/31/2004           $14,674            $15,364     $10,600
  11/30/2004           $15,981            $16,620     $10,605
  12/31/2004           $16,236            $17,149     $10,566
   1/31/2005           $15,952            $16,597     $10,589
   2/28/2005           $16,758            $17,012     $10,650
   3/31/2005           $16,279            $16,785     $10,733
   4/30/2005           $15,448            $16,157     $10,805
   5/31/2005           $16,206            $17,054     $10,794
   6/30/2005           $16,577            $17,679     $10,800
   7/31/2005           $17,655            $18,626     $10,850
   8/31/2005           $17,587            $18,287     $10,905
   9/30/2005           $17,466            $18,307     $11,038
  10/31/2005           $16,910            $17,767     $11,061
  11/30/2005           $17,824            $18,495     $10,972
  12/31/2005           $17,697            $18,476     $10,927
   1/31/2006           $19,148            $19,692     $11,011
   2/28/2006           $19,086            $19,719     $11,033
   3/31/2006           $19,964            $20,410     $11,094
   4/30/2006           $20,087            $20,491     $11,188
   5/31/2006           $19,359            $19,781     $11,244
   6/30/2006           $19,527            $19,893     $11,266
   7/31/2006           $18,888            $19,617     $11,299
   8/31/2006           $18,949            $20,139     $11,321
   9/30/2006           $19,042            $20,345     $11,266
  10/31/2006           $19,875            $21,298     $11,205
  11/30/2006           $20,771            $21,964     $11,188
  12/31/2006           $20,624            $22,205     $11,205
   1/31/2007           $21,302            $22,700     $11,239
   2/28/2007           $21,164            $22,648     $11,299
   3/31/2007           $21,387            $22,889     $11,402
   4/30/2007           $21,932            $23,368     $11,476
   5/31/2007           $23,008            $24,200     $11,546
   6/30/2007           $22,686            $23,556     $11,569
   7/31/2007           $21,373            $21,792     $11,566
   8/31/2007           $21,288            $21,904     $11,545
   9/30/2007           $21,354            $22,133     $11,576
  10/31/2007           $21,643            $22,285     $11,601
  11/30/2007           $19,913            $20,858     $11,670
  12/31/2007           $20,009            $20,590     $11,662
   1/31/2008           $19,521            $19,857     $11,720
   2/29/2008           $18,870            $19,138     $11,754
   3/31/2008           $19,183            $19,104     $11,856
   4/30/2008           $20,078            $19,986     $11,928
   5/31/2008           $21,063            $20,810     $12,028
   6/30/2008           $19,401            $18,867     $12,150
   7/31/2008           $19,367            $19,200     $12,213
   8/31/2008           $19,884            $19,975     $12,165
   9/30/2008           $18,408            $18,637     $12,148
  10/31/2008           $14,102            $14,788     $12,025
  11/30/2008           $12,731            $13,242     $11,795
  12/31/2008           $13,417            $14,004     $11,673
   1/31/2009           $11,875            $12,369     $11,724
   2/28/2009           $10,500            $10,777     $11,782
   3/31/2009           $11,508            $11,718     $11,811
   4/30/2009           $13,888            $13,587     $11,840
   5/31/2009           $14,155            $13,927     $11,874
   6/30/2009           $14,155            $13,917     $11,976
   7/31/2009           $15,907            $15,336     $11,957
   8/31/2009           $16,640            $16,248     $11,984
   9/30/2009           $17,358            $17,085     $11,992
  10/31/2009           $16,445            $16,053     $12,003
Total Returns            64.45%             60.53%      20.03%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/09
-------                    --------
1-Year                      +16.60%
5-Year                       +2.30%
Since Inception (8/1/02)     +7.10%


                               Annual Report | 59

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   10/31/09
-------------   --------
1-Year           +17.13%
5-Year            +2.82%
10-Year           +8.85%

ADVISOR CLASS (11/1/99-10/31/09)

                   FRANKLIN SMALL
                     CAP VALUE         RUSSELL 2500
     DATE       FUND - ADVISOR CLASS    VALUE INDEX     CPI
-------------   --------------------   ------------   -------
   11/1/1999           $10,000            $10,000     $10,000
  11/30/1999           $10,097            $10,055     $10,006
  12/31/1999           $10,528            $10,398     $10,006
   1/31/2000           $9,667             $ 9,965     $10,036
   2/29/2000           $ 9,897            $10,138     $10,095
   3/31/2000           $10,774            $10,883     $10,178
   4/30/2000           $11,009            $10,879     $10,184
   5/31/2000           $11,296            $10,859     $10,196
   6/30/2000           $10,992            $10,818     $10,250
   7/31/2000           $11,118            $11,054     $10,273
   8/31/2000           $11,938            $11,633     $10,273
   9/30/2000           $11,904            $11,563     $10,327
  10/31/2000           $12,116            $11,556     $10,345
  11/30/2000           $11,766            $11,410     $10,351
  12/31/2000           $12,920            $12,560     $10,345
   1/31/2001           $13,631            $12,735     $10,410
   2/28/2001           $13,901            $12,628     $10,452
   3/31/2001           $13,797            $12,312     $10,476
   4/30/2001           $14,716            $13,012     $10,517
   5/31/2001           $15,193            $13,412     $10,565
   6/30/2001           $14,766            $13,541     $10,583
   7/31/2001           $14,548            $13,451     $10,553
   8/31/2001           $14,346            $13,335     $10,553
   9/30/2001           $12,176            $11,855     $10,600
  10/31/2001           $13,137            $12,108     $10,565
  11/30/2001           $13,897            $13,041     $10,547
  12/31/2001           $14,914            $13,783     $10,505
   1/31/2002           $14,798            $13,910     $10,529
   2/28/2002           $15,340            $14,083     $10,571
   3/31/2002           $16,614            $14,956     $10,630
   4/30/2002           $17,047            $15,211     $10,690
   5/31/2002           $16,632            $14,961     $10,690
   6/30/2002           $15,991            $14,433     $10,696
   7/31/2002           $13,759            $12,763     $10,707
   8/31/2002           $13,718            $12,831     $10,743
   9/30/2002           $12,368            $11,781     $10,761
  10/31/2002           $12,997            $11,950     $10,779
  11/30/2002           $13,747            $12,822     $10,779
  12/31/2002           $13,528            $12,422     $10,755
   1/31/2003           $12,784            $12,047     $10,803
   2/28/2003           $12,380            $11,751     $10,886
   3/31/2003           $12,391            $11,830     $10,951
   4/30/2003           $13,459            $12,901     $10,927
   5/31/2003           $14,537            $14,094     $10,910
   6/30/2003           $14,860            $14,347     $10,922
   7/31/2003           $14,976            $14,970     $10,933
   8/31/2003           $15,662            $15,573     $10,975
   9/30/2003           $15,224            $15,463     $11,011
  10/31/2003           $16,603            $16,643     $10,999
  11/30/2003           $17,012            $17,322     $10,969
  12/31/2003           $17,964            $18,003     $10,957
   1/31/2004           $18,056            $18,586     $11,011
   2/29/2004           $18,662            $18,963     $11,070
   3/31/2004           $18,870            $19,115     $11,141
   4/30/2004           $18,316            $18,114     $11,177
   5/31/2004           $18,576            $18,478     $11,243
   6/30/2004           $19,706            $19,212     $11,278
   7/31/2004           $19,187            $18,439     $11,260
   8/31/2004           $18,881            $18,670     $11,266
   9/30/2004           $19,977            $19,260     $11,290
  10/31/2004           $20,312            $19,608     $11,350
  11/30/2004           $22,129            $21,212     $11,356
  12/31/2004           $22,499            $21,887     $11,314
   1/31/2005           $22,109            $21,183     $11,338
   2/28/2005           $23,239            $21,712     $11,403
   3/31/2005           $22,586            $21,422     $11,492
   4/30/2005           $21,439            $20,621     $11,570
   5/31/2005           $22,505            $21,766     $11,558
   6/30/2005           $23,023            $22,563     $11,564
   7/31/2005           $24,531            $23,772     $11,617
   8/31/2005           $24,444            $23,339     $11,677
   9/30/2005           $24,292            $23,365     $11,819
  10/31/2005           $23,530            $22,676     $11,843
  11/30/2005           $24,811            $23,605     $11,748
  12/31/2005           $24,638            $23,581     $11,700
   1/31/2006           $26,678            $25,133     $11,790
   2/28/2006           $26,600            $25,166     $11,813
   3/31/2006           $27,833            $26,049     $11,879
   4/30/2006           $28,018            $26,152     $11,980
   5/31/2006           $27,013            $25,246     $12,039
   6/30/2006           $27,258            $25,389     $12,063
   7/31/2006           $26,379            $25,037     $12,099
   8/31/2006           $26,480            $25,703     $12,122
   9/30/2006           $26,618            $25,966     $12,063
  10/31/2006           $27,797            $27,182     $11,998
  11/30/2006           $29,059            $28,032     $11,980
  12/31/2006           $28,867            $28,339     $11,998
   1/31/2007           $29,833            $28,971     $12,034
   2/28/2007           $29,653            $28,904     $12,099
   3/31/2007           $29,974            $29,213     $12,209
   4/30/2007           $30,746            $29,824     $12,288
   5/31/2007           $32,272            $30,886     $12,363
   6/30/2007           $31,834            $30,064     $12,387
   7/31/2007           $30,000            $27,813     $12,384
   8/31/2007           $29,891            $27,955     $12,361
   9/30/2007           $30,000            $28,247     $12,395
  10/31/2007           $30,418            $28,442     $12,422
  11/30/2007           $27,999            $26,620     $12,496
  12/31/2007           $28,150            $26,279     $12,487
   1/31/2008           $27,466            $25,343     $12,549
   2/29/2008           $26,566            $24,425     $12,586
   3/31/2008           $27,019            $24,381     $12,695
   4/30/2008           $28,285            $25,507     $12,772
   5/31/2008           $29,687            $26,560     $12,879
   6/30/2008           $27,358            $24,079     $13,009
   7/31/2008           $27,324            $24,504     $13,078
   8/31/2008           $28,062            $25,494     $13,025
   9/30/2008           $25,990            $23,786     $13,007
  10/31/2008           $19,931            $18,874     $12,876
  11/30/2008           $17,995            $16,900     $12,629
  12/31/2008           $18,974            $17,873     $12,499
   1/31/2009           $16,795            $15,787     $12,553
   2/28/2009           $14,856            $13,755     $12,616
   3/31/2009           $16,293            $14,956     $12,646
   4/30/2009           $19,668            $17,341     $12,678
   5/31/2009           $20,060            $17,774     $12,714
   6/30/2009           $20,060            $17,761     $12,824
   7/31/2009           $22,556            $19,573     $12,803
   8/31/2009           $23,607            $20,737     $12,832
   9/30/2009           $24,639            $21,805     $12,840
  10/31/2009           $23,346            $20,488     $12,852
Total Returns           133.46%            104.88%      28.52%

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER COMPANY STOCKS CARRY SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. ADDITIONALLY, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               60 | Annual Report

Your Fund's Expenses

FRANKLIN SMALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 61

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,185.30              $ 7.60
Hypothetical (5% return before expenses)         $1,000           $1,018.25              $ 7.02
CLASS B
Actual                                           $1,000           $1,180.90              $11.54
Hypothetical (5% return before expenses)         $1,000           $1,014.62              $10.66
CLASS C
Actual                                           $1,000           $1,180.90              $11.54
Hypothetical (5% return before expenses)         $1,000           $1,014.62              $10.66
CLASS R
Actual                                           $1,000           $1,184.00              $ 8.81
Hypothetical (5% return before expenses)         $1,000           $1,017.14              $ 8.13
ADVISOR CLASS
Actual                                           $1,000           $1,187.00              $ 6.06
Hypothetical (5% return before expenses)         $1,000           $1,019.66              $ 5.60

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.38%; B: 2.10%; C: 2.10%; R: 1.60%; and
     Advisor: 1.10%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               62 | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALL CAP VALUE FUND

                                                                YEAR ENDED OCTOBER 31,
                                                            -----------------------------
CLASS A                                                       2009      2008      2007(a)
-------                                                     -------   -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $  6.25   $  9.52     $10.00
                                                            -------   -------     ------
Income from investment operations(b):
   Net investment income(c) .............................      0.05      0.06       0.02
   Net realized and unrealized gains (losses) ...........      0.58     (3.28)     (0.50)
                                                            -------   -------     ------
Total from investment operations ........................      0.63     (3.22)     (0.48)
                                                            -------   -------     ------
Less distributions from net investment income ...........     (0.05)    (0.05)        --
                                                            -------   -------     ------
Redemption fees(d) ......................................        --        --(e)      --(e)
                                                            -------   -------     ------
Net asset value, end of year ............................   $  6.83   $  6.25     $ 9.52
                                                            =======   =======     ======
Total return(f) .........................................     10.27%   (33.95)%    (4.80)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .......      2.05%     2.43%      3.91%
Expenses net of waiver and payments by affiliates(h) ....      1.21%     1.25%      1.25%
Net investment income ...................................      0.89%     0.67%      0.50%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $10,167   $ 9,508     $7,138
Portfolio turnover rate .................................     38.74%    21.17%      5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 63

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                                YEAR ENDED OCTOBER 31,
                                                            -----------------------------
CLASS C                                                       2009      2008      2007(a)
-------                                                     -------   -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $ 6.20    $  9.50     $10.00
                                                            ------    -------     ------
Income from investment operations(b):
   Net investment income (loss)(c) ......................     0.01         --(d)   (0.01)
   Net realized and unrealized gains (losses) ...........     0.58      (3.26)     (0.49)
                                                            ------    -------     ------
Total from investment operations ........................     0.59      (3.26)     (0.50)
                                                            ------    -------     ------
Less distributions from net investment income ...........    (0.02)     (0.04)        --
                                                            ------    -------     ------
Redemption fees(e) ......................................       --         --(d)      --(d)
                                                            ------    -------     ------
Net asset value, end of year ............................   $ 6.77    $  6.20     $ 9.50
                                                            ======    =======     ======
Total return(f) .........................................     9.50%    (34.37)%    (5.10)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .......     2.72%      3.06%      4.56%
Expenses net of waiver and payments by affiliates(h) ....     1.88%      1.88%      1.90%
Net investment income (loss) ............................     0.22%      0.04%     (0.15)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $1,565    $ 1,471     $  847
Portfolio turnover rate .................................    38.74%     21.17%      5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               64 | Annual Report

Franklin Value Investors Trust
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN ALL CAP VALUE FUND

                                                             YEAR ENDED OCTOBER 31,
                                                          ----------------------------
                                                           2009      2008      2007(a)
                                                          ------   -------     -------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $ 6.25   $  9.52     $10.00
                                                          ------   -------     ------
Income from investment operations(b):
   Net investment income(c) ...........................     0.03      0.05       0.02
   Net realized and unrealized gains (losses) .........     0.58     (3.27)     (0.50)
                                                          ------   -------     ------
Total from investment operations ......................     0.61     (3.22)     (0.48)
                                                          ------   -------     ------
Less distributions from net investment income .........    (0.04)    (0.05)        --
                                                          ------   -------     ------
Redemption fees(d) ....................................       --        --(e)      --(e)
                                                          ------   -------     ------
Net asset value, end of year ..........................   $ 6.82   $  6.25     $ 9.52
                                                          ======   =======     ======
Total return(f) .......................................     9.88%   (34.00)%    (4.80)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....     2.24%     2.58%      4.06%
Expenses net of waiver and payments by affiliates(h) ..     1.40%     1.40%      1.40%
Net investment income .................................     0.70%     0.52%      0.35%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $   18   $     6     $   10
Portfolio turnover rate ...............................    38.74%    21.17%      5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 65

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                             YEAR ENDED OCTOBER 31,
                                                          ----------------------------
                                                           2009      2008      2007(a)
                                                          ------   -------     -------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $ 6.28   $  9.54      $10.00
                                                          ------   -------      ------
Income from investment operations(b):
   Net investment income(c) ...........................     0.07      0.09        0.04
   Net realized and unrealized gains (losses) .........     0.58     (3.29)      (0.50)
                                                          ------   -------      ------
Total from investment operations ......................     0.65     (3.20)      (0.46)
                                                          ------   -------      ------
Less distributions from net investment income .........    (0.07)    (0.06)         --
                                                          ------   -------      ------
Redemption fees(d) ....................................       --        --(e)       --(e)
                                                          ------   -------      ------
Net asset value, end of year ..........................   $ 6.86   $  6.28      $ 9.54
                                                          ======   =======      ======
Total return(f) .......................................    10.54%   (33.70)%     (4.60)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....     1.74%     2.08%       3.56%
Expenses net of waiver and payments by affiliates(h) ..     0.90%     0.90%       0.90%
Net investment income .................................     1.20%     1.02%       0.85%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $  939   $   640      $  979
Portfolio turnover rate ...............................    38.74%    21.17%       5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               66 | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

       FRANKLIN ALL CAP VALUE FUND                               SHARES         VALUE
       ---------------------------                            -----------   --------------
       COMMON STOCKS 96.6%
       AUTOMOBILES & COMPONENTS 1.4%
       Autoliv Inc. (Sweden) ..............................         5,200   $      174,616
                                                                            --------------
       BANKS 1.2%
       TrustCo Bank Corp. NY ..............................         9,213           54,817
       U.S. Bancorp .......................................         4,400          102,168
                                                                            --------------
                                                                                   156,985
                                                                            --------------
       CAPITAL GOODS 20.4%
(a)    Ceradyne Inc. ......................................         8,500          137,020
       Eaton Corp. ........................................         6,600          398,970
(a)    Griffon Corp. ......................................        31,100          272,747
       Hardinge Inc. ......................................        22,400          117,600
       Illinois Tool Works Inc. ...........................         6,100          280,112
       Kennametal Inc. ....................................        13,400          315,704
       Roper Industries Inc. ..............................         5,950          300,773
       Trinity Industries Inc. ............................        15,800          266,704
       United Technologies Corp. ..........................         5,200          319,540
       Universal Forest Products Inc. .....................         5,100          181,968
                                                                            --------------
                                                                                 2,591,138
                                                                            --------------
       CONSUMER DURABLES & APPAREL 4.8%
       Adidas AG, ADR (Germany) ...........................        16,900          390,728
       D.R. Horton Inc. ...................................        11,000          120,560
       M.D.C. Holdings Inc. ...............................         3,000           97,860
                                                                            --------------
                                                                                   609,148
                                                                            --------------
       DIVERSIFIED FINANCIALS 1.2%
       State Street Corp. .................................         3,750          157,425
                                                                            --------------
       ENERGY 15.9%
       Apache Corp. .......................................         3,300          310,596
(a)    Boots & Coots Inc. .................................       178,500          248,115
(a)    Bristow Group Inc. .................................        10,995          320,504
       ENSCO International Inc. ...........................         4,200          192,318
       Occidental Petroleum Corp. .........................         4,500          341,460
       Peabody Energy Corp. ...............................         3,600          142,524
(a)    PHI Inc. ...........................................        14,000          240,520
(a)    Unit Corp. .........................................         5,600          218,848
                                                                            --------------
                                                                                 2,014,885
                                                                            --------------
       FOOD & STAPLES RETAILING 3.1%
       Wal-Mart Stores Inc. ...............................         7,800          387,504
                                                                            --------------
       FOOD, BEVERAGE & TOBACCO 2.2%
       Kraft Foods Inc., A ................................        10,200          280,704
                                                                            --------------
       HEALTH CARE EQUIPMENT & SERVICES 7.0%
       Becton Dickinson and Co. ...........................         6,600          451,176
(a)    Laboratory Corp. of America Holdings ...............         6,300          434,007
                                                                            --------------
                                                                                   885,183
                                                                            --------------


                               Annual Report | 67

Franklin Value Investors Trust

       FRANKLIN ALL CAP VALUE FUND                               SHARES         VALUE
       ---------------------------                            -----------   --------------
       COMMON STOCKS (CONTINUED)
       HOUSEHOLD & PERSONAL PRODUCTS 1.3%
       The Procter & Gamble Co. ...........................         2,900   $      168,200
                                                                            --------------
       INSURANCE 7.4%
       Aflac Inc. .........................................         7,650          317,399
       Chubb Corp. ........................................         6,300          305,676
       Kansas City Life Insurance Co. .....................         4,400          118,096
       StanCorp Financial Group Inc. ......................         3,100          113,801
       Validus Holdings Ltd. (Bermuda) ....................         3,404           86,121
                                                                            --------------
                                                                                   941,093
                                                                            --------------
       MATERIALS 10.5%
(a)    American Pacific Corp. .............................        36,800          260,544
       Bemis Co. Inc. .....................................        12,100          312,543
       Nucor Corp. ........................................         6,400          255,040
       Praxair Inc. .......................................         3,200          254,208
(a)    RTI International Metals Inc. ......................        12,300          254,733
                                                                            --------------
                                                                                 1,337,068
                                                                            --------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 1.8%
       Pharmaceutical Product Development Inc. ............        10,600          228,430
                                                                            --------------
       RETAILING 5.1%
       Fred's Inc. ........................................        13,700          162,208
       The Home Depot Inc. ................................         8,700          218,283
       J.C. Penney Co. Inc. ...............................         8,000          265,040
                                                                            --------------
                                                                                   645,531
                                                                            --------------
       TECHNOLOGY HARDWARE & EQUIPMENT 5.4%
(a)    Benchmark Electronics Inc. .........................        14,400          241,920
       International Business Machines Corp. ..............         3,700          446,257
                                                                            --------------
                                                                                   688,177
                                                                            --------------
       TELECOMMUNICATION SERVICES 0.8%
       Atlantic Tele-Network Inc. .........................         2,181           99,977
                                                                            --------------
       UTILITIES 7.1%
       Avista Corp. .......................................        13,500          255,960
       IDACORP Inc. .......................................        11,400          320,226
       NV Energy Inc. .....................................        27,800          318,588
                                                                            --------------
                                                                                   894,774
                                                                            --------------
       TOTAL COMMON STOCKS (COST $12,274,571) .............                     12,260,838
                                                                            --------------
       SHORT TERM INVESTMENTS (COST $266,515) 2.1%
       MONEY MARKET FUNDS 2.1%
(b)    Institutional Fiduciary Trust Money Market
          Portfolio, 0.00% ................................       266,515          266,515
                                                                            --------------
       TOTAL INVESTMENTS (COST $12,541,086) 98.7% .........                     12,527,353
       OTHER ASSETS, LESS LIABILITIES 1.3% ................                        162,381
                                                                            --------------
       NET ASSETS 100.0% ..................................                 $   12,689,734
                                                                            ==============

See Abbreviations on page 137.

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               68 | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------------------------
CLASS A                                               2009         2008            2007           2006           2005
-------                                            ----------   ----------      ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    37.85   $    69.36      $    69.24     $    61.66     $    53.95
                                                   ----------   ----------      ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.40         0.68            0.73           0.77           0.34
   Net realized and unrealized gains (losses) ..         2.78       (25.81)           4.55           9.71           8.71
                                                   ----------   ----------      ----------     ----------     ----------
Total from investment operations ...............         3.18       (25.13)           5.28          10.48           9.05
                                                   ----------   ----------      ----------     ----------     ----------
Less distributions from:
   Net investment income .......................        (0.70)       (0.67)          (0.88)         (0.46)         (0.43)
   Net realized gains ..........................        (1.05)       (5.71)          (4.28)         (2.44)         (0.91)
                                                   ----------   ----------      ----------     ----------     ----------
Total distributions ............................        (1.75)       (6.38)          (5.16)         (2.90)         (1.34)
                                                   ----------   ----------      ----------     ----------     ----------
Redemption fees(c) .............................           --           --(d)           --(d)          --(d)          --(d)
                                                   ----------   ----------      ----------     ----------     ----------
Net asset value, end of year ...................   $    39.28   $    37.85      $    69.36     $    69.24     $    61.66
                                                   ==========   ==========      ==========     ==========     ==========
Total return(e) ................................         9.38%      (39.30)%          7.85%         17.54%         16.93%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................         1.00%        0.93%           0.90%          0.90%          0.91%
Net investment income ..........................         1.17%        1.25%           1.04%          1.17%          0.57%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $2,081,258   $2,169,284      $4,228,683     $4,435,704     $4,164,516
Portfolio turnover rate ........................         6.07%        8.14%(g)        6.40%          7.44%          3.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 69

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                    YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------------
CLASS B                                              2009      2008        2007         2006         2005
-------                                            -------   -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 37.19   $ 68.12     $  68.07     $  60.67     $  53.13
                                                   -------   -------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) .............      0.16      0.27         0.20         0.26        (0.11)
   Net realized and unrealized gains (losses) ..      2.84    (25.39)        4.48         9.58         8.58
                                                   -------   -------     --------     --------     --------
Total from investment operations ...............      3.00    (25.12)        4.68         9.84         8.47
                                                   -------   -------     --------     --------     --------
Less distributions from:
   Net investment income .......................     (0.26)    (0.10)       (0.35)          --(c)     (0.02)
   Net realized gains ..........................     (1.05)    (5.71)       (4.28)       (2.44)       (0.91)
                                                   -------   -------     --------     --------     --------
Total distributions ............................     (1.31)    (5.81)       (4.63)       (2.44)       (0.93)
                                                   -------   -------     --------     --------     --------
Redemption fees(d) .............................        --        --(c)        --(c)        --(c)        --(c)
                                                   -------   -------     --------     --------     --------
Net asset value, end of year ...................   $ 38.88   $ 37.19     $  68.12     $  68.07     $  60.67
                                                   =======   =======     ========     ========     ========
Total return(e) ................................      8.78%   (39.76)%       7.04%       16.65%       16.03%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.75%     1.69%        1.66%        1.66%        1.67%
Net investment income (loss) ...................      0.42%     0.49%        0.28%        0.41%       (0.19)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $34,726   $51,727     $114,410     $127,037     $122,795
Portfolio turnover rate ........................      6.07%     8.14%(g)     6.40%        7.44%        3.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

   The accompanying notes are an integral part of these financial statements.


                               70 | Annual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                     YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------------
CLASS C                                              2009      2008         2007         2006         2005
-------                                            -------   -------      --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 37.27   $ 68.22      $  68.17     $  60.75     $  53.18
                                                   -------   -------      --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) .............      0.14      0.26          0.20         0.27        (0.11)
   Net realized and unrealized gains (losses) ..      2.71    (25.40)         4.48         9.59         8.59
                                                   -------   -------      --------     --------     --------
Total from investment operations ...............      2.85    (25.14)         4.68         9.86         8.48
                                                   -------   -------      --------     --------     --------
Less distributions from:
   Net investment income .......................     (0.37)    (0.10)        (0.35)          --           --
   Net realized gains ..........................     (1.05)    (5.71)        (4.28)       (2.44)       (0.91)
                                                   -------   -------      --------     --------     --------
Total distributions ............................     (1.42)    (5.81)        (4.63)       (2.44)       (0.91)
                                                   -------   -------      --------     --------     --------
Redemption fees(c) .............................        --        --(d)         --(d)        --(d)        --(d)
                                                   -------   -------      --------     --------     --------
Net asset value, end of year ...................   $ 38.70   $ 37.27      $  68.22     $  68.17     $  60.75
                                                   =======   =======      ========     ========     ========
Total return(e) ................................      8.42%   (39.73)%        7.04%       16.64%       16.04%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.75%     1.69%         1.66%        1.65%        1.67%
Net investment income (loss) ...................      0.42%     0.49%         0.28%        0.42%       (0.19)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $72,184   $73,068      $130,471     $139,885     $135,939
Portfolio turnover rate ........................      6.07%     8.14%(g)      6.40%        7.44%        3.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 71

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                   YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------
CLASS R                                              2009      2008         2007        2006        2005
-------                                            -------   -------      -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 37.54   $ 68.83      $ 68.78     $ 61.33     $ 53.69
                                                   -------   -------      -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ....................      0.31      0.55         0.52        0.60        0.18
   Net realized and unrealized gains (losses) ..      2.91    (25.62)        4.55        9.65        8.67
                                                   -------   -------      -------     -------     -------
Total from investment operations ...............      3.22    (25.07)        5.07       10.25        8.85
                                                   -------   -------      -------     -------     -------
Less distributions from:
   Net investment income .......................     (0.52)    (0.51)       (0.74)      (0.36)      (0.30)
   Net realized gains ..........................     (1.05)    (5.71)       (4.28)      (2.44)      (0.91)
                                                   -------   -------      -------     -------     -------
Total distributions ............................     (1.57)    (6.22)       (5.02)      (2.80)      (1.21)
                                                   -------   -------      -------     -------     -------
Redemption fees(c) .............................        --        --(d)        --(d)       --(d)       --(d)
                                                   -------   -------      -------     -------     -------
Net asset value, end of year ...................   $ 39.19   $ 37.54      $ 68.83     $ 68.78     $ 61.33
                                                   =======   =======      =======     =======     =======
Total return(e) ................................      9.46%   (39.45)%       7.58%      17.22%      16.62%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.25%     1.19%        1.16%       1.16%       1.17%
Net investment income ..........................      0.92%     0.99%        0.78%       0.91%       0.31%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $28,264   $26,433      $63,802     $51,157     $30,810
Portfolio turnover rate ........................      6.07%     8.14%(g)     6.40%       7.44%       3.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

   The accompanying notes are an integral part of these financial statements.


                               72 | Annual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                      YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------------
ADVISOR CLASS                                        2009       2008          2007         2006         2005
-------------                                      --------   --------      --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  37.93   $  69.53      $  69.40     $  61.81     $  54.05
                                                   --------   --------      --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................       0.48       0.88          0.88         0.93         0.46
   Net realized and unrealized gains (losses) ..       3.36     (25.91)         4.58         9.72         8.75
                                                   --------   --------      --------     --------     --------
Total from investment operations ...............       3.84     (25.03)         5.46        10.65         9.21
                                                   --------   --------      --------     --------     --------
Less distributions from:
   Net investment income .......................      (0.83)     (0.86)        (1.05)       (0.62)       (0.54)
   Net realized gains ..........................      (1.05)     (5.71)        (4.28)       (2.44)       (0.91)
                                                   --------   --------      --------     --------     --------
Total distributions ............................      (1.88)     (6.57)        (5.33)       (3.06)       (1.45)
                                                   --------   --------      --------     --------     --------
Redemption fees(c) .............................         --         --(d)         --(d)        --(d)        --(d)
                                                   --------   --------      --------     --------     --------
Net asset value, end of year ...................   $  39.89   $  37.93      $  69.53     $  69.40     $  61.81
                                                   ========   ========      ========     ========     ========
Total return ...................................      11.18%    (39.14)%        8.11%       17.82%       17.20%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ....................................       0.75%      0.69%         0.66%        0.66%        0.67%
Net investment income ..........................       1.42%      1.49%         1.28%        1.41%        0.81%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $132,921   $100,505      $390,314     $333,372     $260,209
Portfolio turnover rate ........................       6.07%      8.14%(f)      6.40%        7.44%        3.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 73

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

          FRANKLIN BALANCE SHEET INVESTMENT FUND                  SHARES         VALUE
          --------------------------------------                ---------   --------------
          CLOSED END MUTUAL FUNDS (COST $305,852) 0.0%(a)
          DIVERSIFIED FINANCIALS 0.0%(a)
          Apollo Investment Corp. ...........................      43,000   $      387,000
                                                                            --------------
          COMMON STOCKS 95.2%
          AUTOMOBILES & COMPONENTS 0.4%
          American Axle & Manufacturing Holdings Inc. .......   1,650,000        9,883,500
                                                                            --------------
          BANKS 0.5%
          CVB Financial Corp. ...............................     175,000        1,401,750
          Farmers & Merchants Bank of Long Beach ............       1,475        5,804,125
          Hudson City Bancorp Inc. ..........................     390,000        5,124,600
                                                                            --------------
                                                                                12,330,475
                                                                            --------------
          CAPITAL GOODS 12.2%
          A.O. Smith Corp. ..................................     873,400       34,612,842
          Applied Industrial Technologies Inc. ..............   1,358,000       27,472,340
(b)       Armstrong World Industries Inc. ...................     800,000       29,800,000
(b)       Ceradyne Inc. .....................................     386,000        6,222,320
(b)       CNH Global NV (Netherlands) .......................   1,150,000       21,976,500
(b)       ESCO Technologies Inc. ............................   1,150,800       45,203,424
(b, c)    Furmanite Corp. ...................................   2,384,200        8,535,436
          Lennox International Inc. .........................     249,900        8,414,133
          Mueller Industries Inc. ...........................     775,000       18,336,500
(b, c)    Tecumseh Products Co., A ..........................   1,000,000       10,450,000
(b, c)    Tecumseh Products Co., B ..........................     310,000        3,214,700
          Timken Co. ........................................   1,330,000       29,299,900
          Trinity Industries Inc. ...........................   2,475,000       41,778,000
                                                                            --------------
                                                                               285,316,095
                                                                            --------------
          COMMERCIAL & PROFESSIONAL SERVICES 1.1%
          Kelly Services Inc., A ............................   2,400,000       26,592,000
                                                                            --------------
          CONSUMER DURABLES & APPAREL 5.6%
          Callaway Golf Co. .................................     900,000        6,156,000
          D.R. Horton Inc. ..................................   2,335,000       25,591,600
(b)       Furniture Brands International Inc. ...............   2,370,709       10,075,513
          Hasbro Inc. .......................................   1,331,000       36,296,370
          Lennar Corp., A ...................................     480,000        6,048,000
          Lennar Corp., B ...................................      48,000          464,160
          M.D.C. Holdings Inc. ..............................     673,000       21,953,260
          Pulte Homes Inc. ..................................   2,600,000       23,426,000
(b)       Standard Pacific Corp. ............................     497,835        1,493,505
                                                                            --------------
                                                                               131,504,408
                                                                            --------------
          CONSUMER SERVICES 1.8%
(b)       Vail Resorts Inc. .................................   1,197,000       41,224,680
                                                                            --------------
          ENERGY 5.6%
(b)       Bristow Group Inc. ................................     900,000       26,235,000
(b)       Exterran Holding Inc. .............................   1,220,000       24,924,600
          Overseas Shipholding Group Inc. ...................     765,000       30,026,250
(b)       PHI Inc. ..........................................      77,500        1,402,750


                               74 | Annual Report

Franklin Value Investors Trust

          FRANKLIN BALANCE SHEET INVESTMENT FUND                  SHARES         VALUE
          --------------------------------------                ---------   --------------
          COMMON STOCKS (CONTINUED)
          ENERGY (CONTINUED)
(b)       PHI Inc., non-voting ..............................     409,000   $    7,026,620
          Rowan Cos. Inc. ...................................     775,000       18,018,750
          Teekay Corp. (Bahamas) ............................   1,189,000       24,671,750
                                                                            --------------
                                                                               132,305,720
                                                                            --------------
          FOOD, BEVERAGE & TOBACCO 5.2%
(b)       Alliance One International Inc. ...................   2,348,300       10,356,003
          Bunge Ltd. ........................................      81,000        4,621,860
          Corn Products International Inc. ..................   1,980,000       55,796,400
(b)       Smithfield Foods Inc. .............................   1,600,000       21,344,000
          Universal Corp. ...................................     715,600       29,761,804
                                                                            --------------
                                                                               121,880,067
                                                                            --------------
          INSURANCE 24.4%
          American National Insurance Co. ...................     702,500       58,651,725
          Assurant Inc. .....................................     800,700       23,964,951
          Chubb Corp. .......................................     330,000       16,011,600
          Cincinnati Financial Corp. ........................     445,000       11,285,200
          E-L Financial Corp. Ltd. (Canada) .................     104,666       45,963,436
          Employers Holdings Inc. ...........................     586,742        8,695,516
          FBL Financial Group Inc., A .......................     606,994       12,230,929
(b)       Genworth Financial Inc., A ........................   1,800,000       19,116,000
          Kansas City Life Insurance Co. ....................     299,989        8,051,705
          Manulife Financial Corp. (Canada) .................     970,000       18,032,300
(b)       MBIA Inc. .........................................     138,400          561,904
          MetLife Inc. ......................................     540,000       18,376,200
          National Western Life Insurance Co., A ............     173,000       30,475,680
          Old Republic International Corp. ..................   5,000,000       53,400,000
          Presidential Life Corp. ...........................     380,000        3,545,400
          Prudential Financial Inc. .........................   1,184,000       53,552,320
          RLI Corp. .........................................     489,400       24,470,000
          Selective Insurance Group Inc. ....................   1,541,600       23,617,312
          StanCorp Financial Group Inc. .....................   1,250,000       45,887,500
          Transatlantic Holdings Inc. .......................     250,000       12,625,000
          The Travelers Cos. Inc. ...........................     575,000       28,629,250
          Validus Holdings Ltd. (Bermuda) ...................   1,720,511       43,528,928
          Zenith National Insurance Corp. ...................     421,300       12,019,689
                                                                            --------------
                                                                               572,692,545
                                                                            --------------
          MATERIALS 10.2%
          Ashland Inc. ......................................     350,900       12,120,086
          Cabot Corp. .......................................       4,400           96,492
          Commercial Metals Co. .............................   1,055,000       15,656,200
          Kaiser Aluminum Corp. .............................      28,000        1,118,600
          MeadWestvaco Corp. ................................   1,525,000       34,815,750
          Nucor Corp. .......................................     470,000       18,729,500
(b)       PolyOne Corp. .....................................   1,325,000        7,393,500
          Reliance Steel & Aluminum Co. .....................     920,000       33,561,600
(b)       RTI International Metals Inc. .....................   1,345,000       27,854,950


                               Annual Report | 75

Franklin Value Investors Trust

          FRANKLIN BALANCE SHEET INVESTMENT FUND                  SHARES         VALUE
          --------------------------------------                ---------   --------------
          COMMON STOCKS (CONTINUED)
          MATERIALS (CONTINUED)
          Sherritt International Corp. (Canada) .............   3,503,500   $   22,478,889
          Texas Industries Inc. .............................     679,000       22,603,910
          Westlake Chemical Corp. ...........................   1,800,000       43,722,000
                                                                            --------------
                                                                               240,151,477
                                                                            --------------
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 2.5%
(b)       Watson Pharmaceuticals Inc. .......................   1,700,000       58,514,000
                                                                            --------------
          RETAILING 5.3%
(b)       Big Lots Inc. .....................................     610,000       15,280,500
          The Cato Corp., A .................................     344,578        6,791,632
(b)       Charming Shoppes Inc. .............................   5,200,000       23,556,000
          Dillard's Inc., A .................................     700,000        9,534,000
          Fred's Inc. .......................................     400,000        4,736,000
(b)       Haverty Furniture Cos. Inc. .......................     899,000       10,886,890
          J.C. Penney Co. Inc. ..............................     675,000       22,362,750
(b, d)    Saks Inc. .........................................   1,759,000        9,867,990
(b, c)    Syms Corp. ........................................   1,430,000       10,052,900
(b, c)    Zale Corp. ........................................   2,468,000       11,673,640
                                                                            --------------
                                                                               124,742,302
                                                                            --------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.3%
(b)       Standard Microsystems Corp. .......................     319,500        6,153,570
                                                                            --------------
          TECHNOLOGY HARDWARE & EQUIPMENT 1.3%
(b)       Benchmark Electronics Inc. ........................   1,800,000       30,240,000
                                                                            --------------
          TRANSPORTATION 6.1%
(b)       Alaska Air Group Inc. .............................   1,350,600       34,737,432
          Burlington Northern Santa Fe Corp. ................     352,000       26,512,640
(b)       Kansas City Southern ..............................     670,000       16,234,100
          Norfolk Southern Corp. ............................   1,206,600       56,251,692
          Werner Enterprises Inc. ...........................     500,000        9,375,000
                                                                            --------------
                                                                               143,110,864
                                                                            --------------
          UTILITIES 12.7%
          Atmos Energy Corp. ................................     933,600       26,000,760
          Avista Corp. ......................................     746,900       14,161,224
          CMS Energy Corp. ..................................     950,000       12,635,000
          Entergy Corp. .....................................     599,000       45,955,280
          Great Plains Energy Inc. ..........................     478,400        8,276,320
          IDACORP Inc. ......................................     590,000       16,573,100
(b, c, e) KGen Power Corp., 144A ............................   4,400,000       29,700,000
          Northeast Utilities ...............................   1,550,000       35,727,500
          NV Energy Inc. ....................................   5,640,000       64,634,400
          PNM Resources Inc. ................................   1,990,000       21,332,800
          Westar Energy Inc. ................................     417,550        7,996,083
          Xcel Energy Inc. ..................................     861,000       16,238,460
                                                                            --------------
                                                                               299,230,927
                                                                            --------------
          TOTAL COMMON STOCKS (COST $1,890,611,807) .........                2,235,872,630
                                                                            --------------


                               76 | Annual Report

Franklin Value Investors Trust

                                                               PRINCIPAL
       FRANKLIN BALANCE SHEET INVESTMENT FUND                    AMOUNT          VALUE
       --------------------------------------                 -----------   --------------
       CORPORATE BONDS (COST $5,555,496) 0.2%
       CAPITAL GOODS 0.2%
       Mueller Industries Inc., 6.00%, 11/01/14 ...........   $ 5,604,000   $    5,239,740
                                                                            --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $1,896,473,155) ...........................                  2,241,499,370
                                                                            --------------

                                                                 SHARES
                                                              -----------
       SHORT TERM INVESTMENTS 5.0%
       MONEY MARKET FUNDS (COST $113,949,153) 4.9%
(f)    Institutional Fiduciary Trust Money Market
          Portfolio, 0.00% ................................   113,949,153      113,949,153
                                                                            --------------
(g)    INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
          SECURITIES 0.1%
       MONEY MARKET FUNDS (COST $3,035,653) 0.1%
(b)    Bank of New York Institutional Cash Reserve Fund,
          Series B ........................................     3,035,653        2,428,522
                                                                            --------------
       TOTAL INVESTMENTS (COST $2,013,457,961) 100.4% .....                  2,357,877,045
       OTHER ASSETS, LESS LIABILITIES (0.4)% ..............                     (8,523,054)
                                                                            --------------
       NET ASSETS 100.0% ..................................                 $2,349,353,991
                                                                            ==============

(a)  Rounds to less than 0.1% of net assets.

(b)  Non-income producing.

(c)  See Note 9 regarding holdings of 5% voting securities.

(d) A portion or all of the security is on loan at October 31, 2009. See Note 1(d).

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At October 31, 2009, the value of this security was $29,700,000, representing 1.26% of net assets.

(f) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(g)  See Note 1(d) regarding securities on loan.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 77

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND

                                                                     YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------------------
CLASS A                                               2009      2008        2007         2006         2005
-------                                             -------   -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  9.84   $ 16.75     $  16.55     $  14.66     $  14.01
                                                    -------   -------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) .....................      0.12      0.18         0.21         0.20         0.13
   Net realized and unrealized gains (losses) ...      0.86     (5.88)        1.04         2.18         0.63
                                                    -------   -------     --------     --------     --------
Total from investment operations ................      0.98     (5.70)        1.25         2.38         0.76
                                                    -------   -------     --------     --------     --------
Less distributions from:
   Net investment income ........................     (0.19)    (0.24)       (0.21)       (0.15)       (0.08)
   Net realized gains ...........................        --     (0.97)       (0.84)       (0.34)       (0.03)
                                                    -------   -------     --------     --------     --------
Total distributions .............................     (0.19)    (1.21)       (1.05)       (0.49)       (0.11)
                                                    -------   -------     --------     --------     --------
Redemption fees(c) ..............................        --        --(d)        --(d)        --(d)        --(d)
                                                    -------   -------     --------     --------     --------
Net asset value, end of year ....................   $ 10.63   $  9.84     $  16.75     $  16.55     $  14.66
                                                    =======   =======     ========     ========     ========
Total return(e) .................................     10.37%   (36.35)%       7.82%       16.62%        5.42%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................      1.48%     1.38%(f)     1.34%(f)     1.33%(f)     1.29%(f)
Net investment income ...........................      1.36%     1.34%        1.25%        1.29%        0.91%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $98,252   $84,815     $151,156     $184,225     $156,841
Portfolio turnover rate .........................     10.95%    15.88%       22.74%       34.36%       25.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               78 | Annual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                     YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------------------
CLASS B                                               2009      2008        2007         2006         2005
-------                                             -------   -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............    $ 9.70   $ 16.52      $ 16.34      $ 14.47      $ 13.85
                                                     ------   -------      -------      -------      -------
Income from investment operations(a):
   Net investment income(b) .....................      0.07      0.09         0.10         0.10         0.04
   Net realized and unrealized gains (losses) ...      0.85     (5.82)        1.02         2.16         0.61
                                                     ------   -------      -------      -------      -------
Total from investment operations ................      0.92     (5.73)        1.12         2.26         0.65
                                                     ------   -------      -------      -------      -------
Less distributions from:
   Net investment income ........................     (0.08)    (0.12)       (0.10)       (0.05)       --(c)
   Net realized gains ...........................        --     (0.97)       (0.84)       (0.34)       (0.03)
                                                     ------   -------      -------      -------      -------
Total distributions .............................     (0.08)    (1.09)       (0.94)       (0.39)       (0.03)
                                                     ------   -------      -------      -------      -------
Redemption fees(d) ..............................        --     --(c)           --(c)        --(c)        --(c)
                                                     ------   -------      -------      -------      -------
Net asset value, end of year ....................    $10.54   $  9.70      $ 16.52      $ 16.34      $ 14.47
                                                     ======   =======      =======      =======      =======
Total return(e) .................................      9.70%   (36.82)%       7.08%       15.90%        4.71%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................      2.20%     2.08%(f)     2.00%(f)     1.98%(f)     1.94%(f)
Net investment income ...........................      0.64%     0.64%        0.59%        0.64%        0.26%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................    $6,616   $ 8,449      $18,598      $22,120      $22,072
Portfolio turnover rate .........................     10.95%    15.88%       22.74%       34.36%       25.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 79

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                     YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------------------
CLASS C                                               2009      2008        2007         2006         2005
-------                                             -------   -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  9.70   $ 16.51      $ 16.34      $ 14.47      $ 13.85
                                                    -------   -------      -------      -------      -------
Income from investment operations(a):
   Net investment income(b) .....................      0.06      0.09         0.10         0.10         0.04
   Net realized and unrealized gains (losses) ...      0.85     (5.81)        1.02         2.16         0.61
                                                    -------   -------      -------      -------      -------
Total from investment operations ................      0.91     (5.72)        1.12         2.26         0.65
                                                    -------   -------      -------      -------      -------
Less distributions from:
   Net investment income ........................     (0.09)    (0.12)       (0.11)       (0.05)          --
   Net realized gains ...........................        --     (0.97)       (0.84)       (0.34)       (0.03)
                                                    -------   -------      -------      -------      -------
Total distributions .............................     (0.09)    (1.09)       (0.95)       (0.39)       (0.03)
                                                    -------   -------      -------      -------      -------
Redemption fees(c) ..............................        --        --(d)        --(d)        --(d)        --(d)
                                                    -------   -------      -------      -------      -------
Net asset value, end of year ....................   $ 10.52   $  9.70      $ 16.51      $ 16.34      $ 14.47
                                                    =======   =======      =======      =======      =======
Total return(e) .................................      9.59%   (36.80)%       7.07%       15.92%        4.69%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................      2.20%     2.08%(f)     1.99%(f)     1.97%(f)     1.94%(f)
Net investment income ...........................      0.64%     0.64%        0.60%        0.65%        0.26%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $23,845   $24,772      $52,711      $63,983      $59,929
Portfolio turnover rate .........................     10.95%    15.88%       22.74%       34.36%       25.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               80 | Annual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                     YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------------------
CLASS R                                               2009      2008        2007         2006         2005
-------                                             -------   -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............    $ 9.74   $ 16.61       $16.42       $14.56       $13.93
                                                     ------   -------       ------       ------       ------
Income from investment operations(a):
   Net investment income(b) .....................      0.10      0.16         0.17         0.17         0.11
   Net realized and unrealized gains (losses) ...      0.86     (5.84)        1.05         2.17         0.61
                                                     ------   -------       ------       ------       ------
Total from investment operations ................      0.96     (5.68)        1.22         2.34         0.72
                                                     ------   -------       ------       ------       ------
Less distributions from:
   Net investment income ........................     (0.15)    (0.22)       (0.19)       (0.14)       (0.06)
   Net realized gains ...........................        --     (0.97)       (0.84)       (0.34)       (0.03)
                                                     ------   -------       ------       ------       ------
Total distributions .............................     (0.15)    (1.19)       (1.03)       (0.48)       (0.09)
                                                     ------   -------       ------       ------       ------
Redemption fees(c) ..............................        --        --(d)        --(d)        --(d)        --(d)
                                                     ------   -------       ------       ------       ------
Net asset value, end of year ....................    $10.55   $  9.74       $16.61       $16.42       $14.56
                                                     ======   =======       ======       ======       ======
Total return(e) .................................     10.18%   (36.46)%       7.59%       16.46%        5.19%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................      1.70%     1.58%(f)     1.50%(f)     1.48%(f)     1.44%(f)
Net investment income ...........................      1.14%     1.14%        1.09%        1.14%        0.76%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................    $3,707   $ 3,550       $7,812       $7,717       $6,896
Portfolio turnover rate .........................     10.95%    15.88%       22.74%       34.36%       25.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 81

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                               YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------
ADVISOR CLASS                                         2009      2008        2007        2006(a)
-------------                                       -------   -------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............    $ 9.83   $ 16.76      $16.56       $14.63
                                                     ------   -------      ------       ------
Income from investment operations(b):
   Net investment income(c) .....................      0.14      0.22        0.25         0.24
   Net realized and unrealized gains (losses) ...      0.86     (5.88)       1.06         2.23
                                                     ------   -------      ------       ------
Total from investment operations ................      1.00     (5.66)       1.31         2.47
                                                     ------   -------      ------       ------
Less distributions from:
   Net investment income ........................     (0.23)    (0.30)      (0.27)       (0.20)
   Net realized gains ...........................        --     (0.97)      (0.84)       (0.34)
                                                     ------   -------      ------       ------
Total distributions .............................     (0.23)    (1.27)      (1.11)       (0.54)
                                                     ------   -------      ------       ------
Redemption fees(d) ..............................        --        --(e)       --(e)        --(e)
                                                     ------   -------      ------       ------
Net asset value, end of year ....................    $10.60   $  9.83      $16.76       $16.56
                                                     ======   =======      ======       ======
Total return(f) .................................     10.68%   (36.13)%      8.12%       17.09%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................      1.20%     1.08%(h)    1.00%(h)     0.98%(h)
Net investment income ...........................      1.64%     1.64%       1.59%        1.64%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................    $3,896   $ 2,622      $3,381       $1,989
Portfolio turnover rate .........................     10.95%    15.88%      22.74%       34.36%

(a)  For the period November 1, 2005 (effective date) to October 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               82 | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

       FRANKLIN LARGE CAP VALUE FUND                             SHARES          VALUE
       -----------------------------                          -----------   --------------
       COMMON STOCKS 90.6%
       BANKS 1.4%
       U.S. Bancorp .......................................        80,000   $    1,857,600
                                                                            --------------
       CAPITAL GOODS 14.7%
       3M Co. .............................................        35,000        2,574,950
       Dover Corp. ........................................        71,000        2,675,280
       Eaton Corp. ........................................        45,000        2,720,250
       General Electric Co. ...............................       245,000        3,493,700
       Illinois Tool Works Inc. ...........................        60,000        2,755,200
       Masco Corp. ........................................       108,000        1,269,000
       Parker Hannifin Corp. ..............................        33,000        1,747,680
       United Technologies Corp. ..........................        45,000        2,765,250
                                                                            --------------
                                                                                20,001,310
                                                                            --------------
       CONSUMER DURABLES & APPAREL 6.1%
       D.R. Horton Inc. ...................................       300,000        3,288,000
       Fortune Brands Inc. ................................        69,000        2,687,550
       NIKE Inc., B .......................................        38,000        2,362,840
                                                                            --------------
                                                                                 8,338,390
                                                                            --------------
       CONSUMER SERVICES 1.5%
       McDonald's Corp. ...................................        35,000        2,051,350
                                                                            --------------
       DIVERSIFIED FINANCIALS 5.9%
       Bank of America Corp. ..............................        86,000        1,253,880
       The Bank of New York Mellon Corp. ..................        75,000        1,999,500
       Citigroup Inc. .....................................        81,000          331,290
       Morgan Stanley .....................................        45,000        1,445,400
       State Street Corp. .................................        73,000        3,064,540
                                                                            --------------
                                                                                 8,094,610
                                                                            --------------
       ENERGY 10.1%
       Apache Corp. .......................................        28,000        2,635,360
       Chesapeake Energy Corp. ............................        50,000        1,225,000
       ConocoPhillips .....................................        26,000        1,304,680
       Devon Energy Corp. .................................        30,000        1,941,300
       Exxon Mobil Corp. ..................................        34,000        2,436,780
       Occidental Petroleum Corp. .........................        32,000        2,428,160
       Peabody Energy Corp. ...............................        47,000        1,860,730
                                                                            --------------
                                                                                13,832,010
                                                                            --------------
       FOOD & STAPLES RETAILING 2.0%
       Wal-Mart Stores Inc. ...............................        54,000        2,682,720
                                                                            --------------
       HEALTH CARE EQUIPMENT & SERVICES 1.5%
       Becton Dickinson and Co. ...........................        26,500        1,811,540
       Stryker Corp. ......................................         6,000          276,000
                                                                            --------------
                                                                                 2,087,540
                                                                            --------------
       HOUSEHOLD & PERSONAL PRODUCTS 3.8%
       Kimberly-Clark Corp. ...............................        40,000        2,446,400
       The Procter & Gamble Co. ...........................        47,500        2,755,000
                                                                            --------------
                                                                                 5,201,400
                                                                            --------------


                               Annual Report | 83

Franklin Value Investors Trust

       FRANKLIN LARGE CAP VALUE FUND                             SHARES          VALUE
       -----------------------------                          -----------   --------------
       COMMON STOCKS (CONTINUED)
       INSURANCE 8.0%
       Aflac Inc. .........................................        64,000   $    2,655,360
       The Allstate Corp. .................................        75,000        2,217,750
       Ambac Financial Group Inc. .........................        67,000           77,050
(a)    Berkshire Hathaway Inc., A .........................             8          792,000
       Chubb Corp. ........................................        48,000        2,328,960
       MetLife Inc. .......................................        83,000        2,824,490
                                                                            --------------
                                                                                10,895,610
                                                                            --------------
       MATERIALS 9.7%
       Air Products and Chemicals Inc. ....................         5,000          385,650
       Alcoa Inc. .........................................       210,000        2,608,200
       The Dow Chemical Co. ...............................       105,000        2,465,400
       Nucor Corp. ........................................       130,000        5,180,500
       Praxair Inc. .......................................        33,000        2,621,520
                                                                            --------------
                                                                                13,261,270
                                                                            --------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 6.8%
       Abbott Laboratories ................................        30,000        1,517,100
       Merck & Co. Inc. ...................................        98,000        3,031,140
       Pfizer Inc. ........................................       150,000        2,554,500
       Schering-Plough Corp. ..............................        75,000        2,115,000
                                                                            --------------
                                                                                 9,217,740
                                                                            --------------
       RETAILING 6.3%
       The Home Depot Inc. ................................       116,000        2,910,440
       J.C. Penney Co. Inc. ...............................        70,000        2,319,100
       Nordstrom Inc. .....................................        59,000        1,875,020
(a)    Office Depot Inc. ..................................       245,000        1,482,250
                                                                            --------------
                                                                                 8,586,810
                                                                            --------------
       SOFTWARE & SERVICES 3.4%
       Microsoft Corp. ....................................       165,000        4,575,450
                                                                            --------------
       TECHNOLOGY HARDWARE & EQUIPMENT 5.4%
       Hewlett-Packard Co. ................................        71,000        3,369,660
       International Business Machines Corp. ..............        33,500        4,040,435
                                                                            --------------
                                                                                 7,410,095
                                                                            --------------
       TRANSPORTATION 1.6%
       Norfolk Southern Corp. .............................        47,000        2,191,140
                                                                            --------------
       UTILITIES 2.4%
       Entergy Corp. ......................................        27,000        2,071,440
       Sempra Energy ......................................        23,000        1,183,350
                                                                            --------------
                                                                                 3,254,790
                                                                            --------------
       TOTAL COMMON STOCKS (COST $133,910,122) ............                    123,539,835
                                                                            --------------


                               84 | Annual Report

Franklin Value Investors Trust

       FRANKLIN LARGE CAP VALUE FUND                             SHARES          VALUE
       -----------------------------                          -----------   --------------
       SHORT TERM INVESTMENTS (COST $13,227,025) 9.7%
       MONEY MARKET FUNDS 9.7%
(b)    Institutional Fiduciary Trust Money Market
          Portfolio, 0.00% ................................    13,227,025   $   13,227,025
                                                                            --------------
       TOTAL INVESTMENTS (COST $147,137,147) 100.3% .......                    136,766,860
       OTHER ASSETS, LESS LIABILITIES (0.3)% ..............                       (451,100)
                                                                            --------------
       NET ASSETS 100.0% ..................................                 $  136,315,760
                                                                            ==============

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 85

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                          -------------------------------------------------------
CLASS A                                                     2009       2008        2007        2006        2005
-------                                                   --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  25.09   $  44.02    $  41.32    $  38.15    $  34.48
                                                          --------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ...........................       0.18       0.38        0.39        0.48        0.18
   Net realized and unrealized gains (losses) .........       2.87     (13.69)       5.10        5.73        5.32
                                                          --------   --------    --------    --------    --------
Total from investment operations ......................       3.05     (13.31)       5.49        6.21        5.50
                                                          --------   --------    --------    --------    --------
Less distributions from:
   Net investment income ..............................      (0.41)     (0.41)      (0.57)      (0.19)      (0.05)
   Net realized gains .................................      (1.89)     (5.21)      (2.22)      (2.85)      (1.78)
                                                          --------   --------    --------    --------    --------
Total distributions ...................................      (2.30)     (5.62)      (2.79)      (3.04)      (1.83)
                                                          --------   --------    --------    --------    --------
Redemption fees(c) ....................................         --         --(d)       --(d)       --(d)       --(d)
                                                          --------   --------    --------    --------    --------
Net asset value, end of year ..........................   $  25.84   $  25.09    $  44.02    $  41.32    $  38.15
                                                          ========   ========    ========    ========    ========
Total return(e) .......................................      15.07%    (33.44)%     13.73%      17.25%      16.45%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates .....       1.18%      1.11%       1.08%       1.11%       1.10%
Expenses net of waiver and payments by affiliates(f) ..       1.17%      1.11%       1.08%       1.11%       1.10%
Net investment income .................................       0.79%      1.16%       0.89%       1.22%       0.48%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $232,075   $238,025    $467,995    $473,837    $443,037
Portfolio turnover rate ...............................      10.97%     11.84%       9.95%       6.47%      13.86%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               86 | Annual Report

Franklin Value Investors Trust

FRANKLIN MICROCAP VALUE FUND

                                                                  YEAR ENDED OCTOBER 31,
                                                          --------------------------------------
ADVISOR CLASS                                               2009      2008       2007     2006(a)
-------------                                             -------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $ 25.14   $ 44.14    $ 41.43    $38.28
                                                          -------   -------    -------    ------
Income from investment operations(b):
   Net investment income(c) ...........................      0.22      0.42       0.49      0.61
   Net realized and unrealized gains (losses) .........      2.87    (13.68)      5.11      5.58
                                                          -------   -------    -------    ------
Total from investment operations ......................      3.09    (13.26)      5.60      6.19
                                                          -------   -------    -------    ------
Less distributions from:
   Net investment income ..............................     (0.49)    (0.53)     (0.67)    (0.19)
   Net realized gains .................................     (1.89)    (5.21)     (2.22)    (2.85)
                                                          -------   -------    -------    ------
Total distributions ...................................     (2.38)    (5.74)     (2.89)    (3.04)
                                                          -------   -------    -------    ------
Redemption fees(d) ....................................        --        --(e)      --(e)     --(e)
                                                          -------   -------    -------    ------
Net asset value, end of year ..........................   $ 25.85   $ 25.14    $ 44.14    $41.43
                                                          =======   =======    =======    ======
Total return(f) .......................................     15.33%   (33.29)%    13.99%    17.56%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....      0.94%     0.87%      0.84%     0.87%
Expenses net of waiver and payments by affiliates(h) ..      0.93%     0.87%      0.84%     0.87%
Net investment income .................................      1.03%     1.40%      1.13%     1.46%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $84,298   $61,489    $32,796    $6,298
Portfolio turnover rate ...............................     10.97%    11.84%      9.95%     6.47%

(a)  For the period November 1, 2005 (effective date) to October 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 87

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

        FRANKLIN MICROCAP VALUE FUND                                                                   SHARES           VALUE
        ----------------------------                                                                ------------   --------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS 85.0%
        BANKS 2.4%
    (a) BFC Financial Corp., A ..................................................................      1,110,000   $      543,900
(a,b,c) Black River BancVenture Inc. ............................................................        495,000        3,259,575
        First Defiance Financial Corp. ..........................................................        235,000        3,388,700
        WSB Holdings Inc. .......................................................................        166,160          363,890
                                                                                                                   --------------
                                                                                                                        7,556,065
                                                                                                                   --------------
        CAPITAL GOODS 13.5%
  (d,e) A.O. Smith Corp., Contingent Distribution ...............................................         44,600          256,686
        Alamo Group Inc. ........................................................................        320,000        4,384,000
        Burnham Holdings Inc., A ................................................................        219,000        2,135,250
        CIRCOR International Inc. ...............................................................        120,200        3,275,450
        Ducommun Inc. ...........................................................................        117,000        1,991,340
    (b) Espey Manufacturing and Electronics Corp. ...............................................        153,299        2,974,001
        Gibraltar Industries Inc. ...............................................................        356,099        3,852,991
    (a) Griffon Corp. ...........................................................................        120,000        1,052,400
    (b) Hardinge Inc. ...........................................................................      1,200,000        6,300,000
    (a) Hurco Cos. Inc. .........................................................................         88,000        1,399,200
        Insteel Industries Inc. .................................................................        107,023        1,190,096
    (a) Ladish Co. Inc. .........................................................................         18,738          242,844
    (a) Layne Christensen Co. ...................................................................         61,745        1,599,196
    (a) Miller Industries Inc. ..................................................................        361,500        3,633,075
    (a) Northwest Pipe Co. ......................................................................        129,844        3,908,304
  (a,c) Smith Investment Co. LLC ................................................................         44,600          293,022
    (a) Sparton Corp. ...........................................................................        488,571        2,027,570
    (a) Tecumseh Products Co., A ................................................................        200,000        2,090,000
    (a) Tecumseh Products Co., B ................................................................         12,799          132,726
                                                                                                                   --------------
                                                                                                                       42,738,151
                                                                                                                   --------------
        COMMERCIAL & PROFESSIONAL SERVICES 8.4%
        Courier Corp. ...........................................................................        280,440        4,158,925
        Ecology and Environment Inc., A .........................................................        199,811        2,897,260
        Healthcare Services Group Inc. ..........................................................        585,900       11,571,525
    (a) Spherion Corp. ..........................................................................      1,605,000        7,944,750
                                                                                                                   --------------
                                                                                                                       26,572,460
                                                                                                                   --------------
        CONSUMER DURABLES & APPAREL 4.9%
        Bassett Furniture Industries Inc. .......................................................        122,100          471,306
        Callaway Golf Co. .......................................................................        100,000          684,000
  (a,b) Cobra Electronics Corp. .................................................................        540,000          685,800
  (a,b) Delta Apparel Inc. ......................................................................        800,000        7,072,000
    (a) The Dixie Group Inc. ....................................................................        480,000        1,392,000
        Flexsteel Industries Inc. ...............................................................        225,000        1,815,750
    (a) Johnson Outdoors Inc., A ................................................................        125,000        1,093,750
    (a) P & F Industries Inc., A ................................................................         89,700          264,615
  (a,b) Tandy Brands Accessories Inc. ...........................................................        540,000        2,133,000
                                                                                                                   --------------
                                                                                                                       15,612,221
                                                                                                                   --------------
        DIVERSIFIED FINANCIALS 1.0%
        Kohlberg Capital Corp. ..................................................................        624,827        3,317,831
                                                                                                                   --------------


                               88 | Annual Report

Franklin Value Investors Trust

        FRANKLIN MICROCAP VALUE FUND                                                                   SHARES           VALUE
        ----------------------------                                                                ------------   --------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        ENERGY 2.7%
    (a) PHI Inc. ................................................................................         17,600   $      318,560
    (a) PHI Inc., non-voting ....................................................................        470,499        8,083,173
                                                                                                                   --------------
                                                                                                                        8,401,733
                                                                                                                   --------------
        FOOD & STAPLES RETAILING 3.4%
        Village Super Market Inc., A ............................................................        356,392       10,691,760
                                                                                                                   --------------
        FOOD, BEVERAGE & TOBACCO 13.7%
    (a) Alliance One International Inc. .........................................................      1,072,000        4,727,520
        Griffin Land & Nurseries Inc. ...........................................................        168,000        4,987,920
    (a) John B. Sanfilippo & Son Inc. ...........................................................        211,000        2,894,920
  (a,b) Omega Protein Corp. .....................................................................      1,325,000        5,512,000
    (a) Seneca Foods Corp., A ...................................................................        578,500       16,018,665
    (a) Seneca Foods Corp., B ...................................................................        121,500        3,444,525
    (a) Smithfield Foods Inc. ...................................................................        438,600        5,850,924
                                                                                                                   --------------
                                                                                                                       43,436,474
                                                                                                                   --------------
        INSURANCE 6.6%
  (a,b) ACMAT Corp., A ..........................................................................        392,800        8,248,800
        Baldwin & Lyons Inc., B .................................................................        288,875        6,589,239
        Mercer Insurance Group Inc. .............................................................        156,046        2,899,334
        Safety Insurance Group Inc. .............................................................         51,000        1,706,970
    (a) United America Indemnity Ltd. ...........................................................        217,168        1,522,348
                                                                                                                   --------------
                                                                                                                       20,966,691
                                                                                                                   --------------
        MATERIALS 8.2%
  (a,b) American Pacific Corp. ..................................................................        750,000        5,310,000
        Central Steel and Wire Co. ..............................................................          6,905        4,571,110
  (a,b) Continental Materials Corp. .............................................................        120,600        1,326,600
    (a) Intertape Polymer Group Inc. (Canada) ...................................................        900,000        1,566,000
    (a) Mercer International Inc. (Germany) .....................................................        430,300          920,842
        The Monarch Cement Co. ..................................................................         53,444        1,897,262
    (a) RTI International Metals Inc. ...........................................................        300,000        6,213,000
        Schweitzer-Mauduit International Inc. ...................................................         12,500          645,625
    (a) Universal Stainless & Alloy Products Inc. ...............................................        226,582        3,419,122
                                                                                                                   --------------
                                                                                                                       25,869,561
                                                                                                                   --------------
        REAL ESTATE 1.6%
    (f) Arbor Realty Trust Inc. .................................................................         70,000          140,000
        Arbor Realty Trust Inc. (legend shares) .................................................        270,000          540,000
    (a) Bresler & Reiner Inc. ...................................................................        205,000          588,350
  (a,c) LandCo Real Estate LLC, Liquidating Trust ...............................................         94,800          259,667
  (a,b) Origen Financial Inc. ...................................................................      2,540,000        3,581,400
                                                                                                                   --------------
                                                                                                                        5,109,417
                                                                                                                   --------------
        RETAILING 7.3%
        Brown Shoe Co. Inc. .....................................................................        282,481        2,929,328
    (a) The Coast Distribution System Inc. ......................................................         66,800          203,740
  (a,b) Duckwall-ALCO Stores Inc. ...............................................................        238,000        4,117,400
        Fred's Inc. .............................................................................        287,300        3,401,632


                               Annual Report | 89

Franklin Value Investors Trust

        FRANKLIN MICROCAP VALUE FUND                                                                   SHARES           VALUE
        ----------------------------                                                                ------------   --------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        RETAILING (CONTINUED)
    (a) Haverty Furniture Cos. Inc. .............................................................        466,000   $    5,643,260
    (a) Shoe Carnival Inc. ......................................................................        355,000        5,328,550
    (a) Zale Corp. ..............................................................................        290,000        1,371,700
                                                                                                                   --------------
                                                                                                                       22,995,610
                                                                                                                   --------------
        TECHNOLOGY HARDWARE & EQUIPMENT 1.5%
(a,c,e) Allen Organ Co., Contigent Distribution .................................................         94,800          325,164
  (a,b) GTSI Corp. ..............................................................................        600,000        4,470,000
                                                                                                                   --------------
                                                                                                                        4,795,164
                                                                                                                   --------------
        TELECOMMUNICATION SERVICES 3.2%
        Atlantic Tele-Network Inc. ..............................................................        185,230        8,490,943
        North State Telecommunications Corp., B .................................................         21,757        1,675,289
                                                                                                                   --------------
                                                                                                                       10,166,232
                                                                                                                   --------------
        TRANSPORTATION 6.6%
    (b) International Shipholding Corp. .........................................................        370,800       12,292,020
    (a) P.A.M. Transportation Services Inc. .....................................................        460,000        3,569,600
        Providence and Worcester Railroad Co. ...................................................        205,000        2,316,500
    (a) USA Truck Inc. ..........................................................................        230,000        2,582,900
                                                                                                                   --------------
                                                                                                                       20,761,020
                                                                                                                   --------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $233,533,152) ......................                     268,990,390
                                                                                                                   --------------

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT
                                                                                                    ------------
        CONVERTIBLE BONDS (COST $7,000,000) 1.9%
        MATERIALS 1.9%
        Mercer International Inc., senior sub. note, cvt., 8.50%, 10/15/10 (Germany) ............    $ 7,000,000        5,845,000
                                                                                                                   --------------
        TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $240,533,152) .....................                     274,835,390
                                                                                                                   --------------

                                                                                                       SHARES
                                                                                                    ------------
        SHORT TERM INVESTMENTS 13.2%
        MONEY MARKET FUNDS (COST $41,749,065) 13.2%
    (g) Institutional Fiduciary Trust Money Market Portfolio, 0.00% .............................     41,749,065       41,749,065
                                                                                                                   --------------
    (i) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.0%(h)
        MONEY MARKET FUNDS (COST $10,470) 0.0%(h)
    (a) Bank of New York Institutional Cash Reserve Fund, Series B ..............................         10,470            8,376
                                                                                                                   --------------

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT
                                                                                                    ------------
    (j) REPURCHASE AGREEMENTS (COST $147,000) 0.0%(h)
        Banc of America Securities LLC, 0.07%, 11/02/09 (Maturity Value $38,000)
           Collateralized by U.S. Government Agency Securities,
           3.625% - 7.00%, 1/15/11 - 1/15/51 ....................................................    $    38,000           38,000
        Barclays Capital Inc., 0.07%, 11/02/09 (Maturity Value $35,000)
           Collateralized by U.S. Treasury Notes, 0.875% - 4.625%, 11/15/09 - 2/29/16; and
           U.S. Treasury Bonds, 2.375% - 8.00%, 1/15/21 - 1/15/25 ...............................         35,000           35,000
        BNP Paribas Securities Corp., 0.07%, 11/02/09 (Maturity Value $36,000)
           Collateralized by U.S. Government Agency Securities, 1.375% - 6.21%,
           6/11/10 - 8/06/38; and (k)U.S. Government Agency Discount Notes, 4/19/10 .............         36,000           36,000


                               90 | Annual Report

Franklin Value Investors Trust

                                                                                                      PRINCIPAL
        FRANKLIN MICROCAP VALUE FUND                                                                   AMOUNT           VALUE
        ----------------------------                                                                ------------   --------------
        SHORT TERM INVESTMENTS (CONTINUED)
        INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES (CONTINUED)
    (j) REPURCHASE AGREEMENTS (CONTINUED)
        Deutsche Bank Securities Inc., 0.07%, 11/02/09 (Maturity Value $38,000)
           Collateralized by U.S. Government Agency Securities,
           4.00% - 4.50%, 7/20/39 - 10/20/39 ....................................................    $    38,000   $       38,000
                                                                                                                   --------------
                                                                                                                          147,000
                                                                                                                   --------------
        TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
           (COST $157,470) ......................................................................                         155,376
                                                                                                                   --------------
        TOTAL INVESTMENTS (COST $282,439,687) 100.1% ............................................                     316,739,831
        OTHER ASSETS, LESS LIABILITIES (0.1)% ...................................................                        (366,442)
                                                                                                                   --------------
        NET ASSETS 100.0% .......................................................................                  $  316,373,389
                                                                                                                   ==============

(a)  Non-income producing.

(b)  See Note 9 regarding holdings of 5% voting securities.

(c)  See Note 8 regarding restricted securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2009, the value of this security was $256,686, representing 0.08% of net assets.

(e) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(f) A portion or all of the security is on loan at October 31, 2009. See Note 1(d).

(g) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(h)  Rounds to less than 0.1% of net assets.

(i)  See Note 1(d) regarding securities on loan.

(j)  See Note 1(c) regarding repurchase agreements.

(k)  Security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 91

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MIDCAP VALUE FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                          -------------------------------------------------------
CLASS A                                                     2009        2008        2007        2006      2005(a)
-------                                                   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  7.31     $ 11.92     $ 11.37     $  9.80     $ 10.00
                                                          -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ...........................      0.02(d)     0.02        0.27(e)     0.04        0.01
   Net realized and unrealized gains (losses) .........      1.07       (4.36)       0.63        1.59       (0.21)
                                                          -------     -------     -------     -------     -------
Total from investment operations ......................      1.09       (4.34)       0.90        1.63       (0.20)
                                                          -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ..............................     (0.05)      (0.12)      (0.20)      (0.06)         --
   Net realized gains .................................        --       (0.15)      (0.15)         --          --
                                                          -------     -------     -------     -------     -------
Total distributions ...................................     (0.05)      (0.27)      (0.35)      (0.06)         --
                                                          -------     -------     -------     -------     -------
Redemption fees(f) ....................................        --          --(g)       --(g)       --(g)       --(g)
                                                          -------     -------     -------     -------     -------
Net asset value, end of year ..........................   $  8.35     $  7.31     $ 11.92     $ 11.37     $  9.80
                                                          =======     =======     =======     =======     =======
Total return(h) .......................................     15.03%     (37.14)%      8.01%      16.70%      (2.00)%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by affiliates .....      1.88%       1.78%       1.65%       1.97%       2.57%
Expenses net of waiver and payments by affiliates .....      1.36%       1.40%(j)    1.40%(j)    1.40%(j)    1.40%
Net investment income .................................      0.33%(d)    0.15%       2.26%(e)    0.38%       0.37%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $41,642     $39,626     $72,497     $42,677     $11,804
Portfolio turnover rate ...............................     14.56%      26.66%      12.39%      10.96%         --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.16%.

(e) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.18%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Amount rounds to less than $0.01 per share.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               92 | Annual Report

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                                         YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------
CLASS C                                                    2009        2008        2007       2006      2005(a)
-------                                                   ------     -------     -------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $ 7.24     $ 11.81     $ 11.29     $ 9.78     $10.00
                                                          ------     -------     -------     ------     ------
Income from investment operations(b):
   Net investment income (loss)(c) ....................    (0.02)(d)   (0.05)       0.20(e)   (0.03)     (0.01)
   Net realized and unrealized gains (losses) .........     1.05       (4.31)       0.61       1.59      (0.21)
                                                          ------     -------     -------     ------     ------
Total from investment operations ......................     1.03       (4.36)       0.81       1.56      (0.22)
                                                          ------     -------     -------     ------     ------
Less distributions from:
   Net investment income ..............................       --       (0.06)      (0.14)     (0.05)        --
   Net realized gains .................................       --       (0.15)      (0.15)        --         --
                                                          ------     -------     -------     ------     ------
Total distributions ...................................       --       (0.21)      (0.29)     (0.05)        --
                                                          ------     -------     -------     ------     ------
Redemption fees(f) ....................................       --          --(g)       --(g)      --(g)      --(g)
                                                          ------     -------     -------     ------     ------
Net asset value, end of year ..........................   $ 8.27     $  7.24     $ 11.81     $11.29     $ 9.78
                                                          ======     =======     =======     ======     ======
Total return(h) .......................................    14.23%     (37.54)%      7.27%     15.95%     (2.20)%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by affiliates .....     2.56%       2.41%       2.30%      2.60%      3.22%
Expenses net of waiver and payments by affiliates .....     2.04%       2.03%(j)    2.05%(j)   2.03%(j)   2.05%
Net investment income (loss) ..........................    (0.35)%(d)  (0.48)%      1.61%(e)  (0.25)%    (0.28)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $8,598     $ 7,974     $15,103     $9,406     $3,275
Portfolio turnover rate ...............................    14.56%      26.66%      12.39%     10.96%        --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

(e) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Amount rounds to less than $0.01 per share.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 93

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                                         YEAR ENDED OCTOBER 31,
                                                          ----------------------------------------------------
CLASS R                                                    2009        2008       2007       2006      2005(a)
-------                                                   ------     -------     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $ 7.30     $ 11.87     $11.35     $ 9.80     $10.00
                                                          ------     -------     ------     ------     ------
Income from investment operations(b):
   Net investment income(c) ...........................     0.01(d)       --(e)    0.27(f)    0.02       0.01
   Net realized and unrealized gains (losses) .........     1.06       (4.34)      0.61       1.59      (0.21)
                                                          ------     -------     ------     ------     ------
Total from investment operations ......................     1.07       (4.34)      0.88       1.61      (0.20)
                                                          ------     -------     ------     ------     ------
Less distributions from:
   Net investment income ..............................    (0.04)      (0.08)     (0.21)     (0.06)        --
   Net realized gains .................................       --       (0.15)     (0.15)        --         --
                                                          ------     -------     ------     ------     ------
Total distributions ...................................    (0.04)      (0.23)     (0.36)     (0.06)        --
                                                          ------     -------     ------     ------     ------
Redemption fees(g) ....................................       --          --(e)      --(e)      --(e)      --(e)
                                                          ------     -------     ------     ------     ------
Net asset value, end of year ..........................   $ 8.33     $  7.30     $11.87     $11.35     $ 9.80
                                                          ======     =======     ======     ======     ======
Total return(h) .......................................    14.77%     (37.23)%     7.85%     16.47%     (2.00)%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by affiliates .....     2.07%       1.93%      1.80%      2.12%      2.72%
Expenses net of waiver and payments by affiliates .....     1.55%       1.55%(j)   1.55%(j)   1.55%(j)   1.55%
Net investment income .................................     0.14%(d)      --%(k)   2.11%(f)   0.23%      0.22%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $  440     $   339     $  690     $  133     $   36
Portfolio turnover rate ...............................    14.56%      26.66%     12.39%     10.96%        --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

(e)  Amount rounds to less than $0.01 per share.

(f) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

(k)  Rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.


                               94 | Annual Report

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                                         YEAR ENDED OCTOBER 31,
                                                          ----------------------------------------------------
ADVISOR CLASS                                              2009        2008       2007       2006      2005(a)
-------------                                             ------     -------     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $ 7.35     $ 11.99     $11.42     $ 9.81     $10.00
                                                          ------     -------     ------     ------     ------
Income from investment operations(b):
   Net investment income(c) ...........................     0.04(d)     0.05       0.33(e)    0.08       0.03
   Net realized and unrealized gains (losses) .........     1.07       (4.38)      0.62       1.60      (0.22)
                                                          ------     -------     ------     ------     ------
Total from investment operations ......................     1.11       (4.33)      0.95       1.68      (0.19)
                                                          ------     -------     ------     ------     ------
Less distributions from:
   Net investment income ..............................    (0.08)      (0.16)     (0.23)     (0.07)        --
   Net realized gains .................................       --       (0.15)     (0.15)        --         --
                                                          ------     -------     ------     ------     ------
Total distributions ...................................    (0.08)      (0.31)     (0.38)     (0.07)        --
                                                          ------     -------     ------     ------     ------
Redemption fees(f) ....................................       --          --(g)      --(g)      --(g)      --(g)
                                                          ------     -------     ------     ------     ------
Net asset value, end of year ..........................   $ 8.38     $  7.35     $11.99     $11.42     $ 9.81
                                                          ======     =======     ======     ======     ======
Total return(h) .......................................    15.43%     (36.97)%     8.42%     17.18%     (1.90)%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by affiliates .....     1.57%       1.43%      1.30%      1.62%      2.22%
Expenses net of waiver and payments by affiliates .....     1.05%       1.05%(j)   1.05%(j)   1.05%(j)   1.05%
Net investment income .................................     0.64%(d)    0.50%      2.61%(e)   0.73%      0.72%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $1,198     $   767     $1,136     $  777     $  434
Portfolio turnover rate ...............................    14.56%      26.66%     12.39%     10.96%        --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.

(e) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Amount rounds to less than $0.01 per share.

(h)  Total return is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 95

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

                                                                                                       SHARES/
        FRANKLIN MIDCAP VALUE FUND                                                                      UNITS           VALUE
        --------------------------                                                                  ------------   --------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS 96.0%
        AUTOMOBILES & COMPONENTS 3.2%
        Autoliv Inc. (Sweden) ...................................................................         24,700   $      829,426
        Harley-Davidson Inc. ....................................................................         32,900          819,868
                                                                                                                   --------------
                                                                                                                        1,649,294
                                                                                                                   --------------
        BANKS 3.7%
        Hudson City Bancorp Inc. ................................................................         82,000        1,077,480
        PNC Financial Services Group Inc. .......................................................         16,927          828,407
                                                                                                                   --------------
                                                                                                                        1,905,887
                                                                                                                   --------------
        CAPITAL GOODS 9.5%
        Carlisle Cos. Inc. ......................................................................         18,800          583,552
        Dover Corp. .............................................................................         17,400          655,632
        Eaton Corp. .............................................................................          9,100          550,095
        Graco Inc. ..............................................................................         24,700          680,238
        Roper Industries Inc. ...................................................................         20,100        1,016,055
    (a) Terex Corp. .............................................................................         26,200          529,764
        W.W. Grainger Inc. ......................................................................          9,700          909,181
                                                                                                                   --------------
                                                                                                                        4,924,517
                                                                                                                   --------------
        COMMERCIAL & PROFESSIONAL SERVICES 0.6%
        Robert Half International Inc. ..........................................................         12,900          299,280
                                                                                                                   --------------
        CONSUMER DURABLES & APPAREL 4.6%
        Fortune Brands Inc. .....................................................................         24,300          946,485
        Hasbro Inc. .............................................................................         39,000        1,063,530
        M.D.C. Holdings Inc. ....................................................................         12,100          394,702
                                                                                                                   --------------
                                                                                                                        2,404,717
                                                                                                                   --------------
        CONSUMER SERVICES 2.1%
        Hillenbrand Inc. ........................................................................         53,500        1,068,930
                                                                                                                   --------------
        DIVERSIFIED FINANCIALS 1.9%
    (a) KKR & Co. Guernsey LP (Units) ...........................................................        109,200          971,880
                                                                                                                   --------------
        ENERGY 9.3%
        Chesapeake Energy Corp. .................................................................         24,900          610,050
        ENSCO International Inc. ................................................................         24,196        1,107,935
        Overseas Shipholding Group Inc. .........................................................         21,200          832,100
        Peabody Energy Corp. ....................................................................         23,000          910,570
        Teekay Corp. (Bahamas) ..................................................................         19,100          396,325
        Tidewater Inc. ..........................................................................         23,000          958,410
                                                                                                                   --------------
                                                                                                                        4,815,390
                                                                                                                   --------------
        FOOD, BEVERAGE & TOBACCO 7.4%
        Bunge Ltd. ..............................................................................          7,394          421,902
        Corn Products International Inc. ........................................................         13,000          366,340
    (a) Dean Foods Co. ..........................................................................         83,900        1,529,497
        McCormick & Co. Inc. ....................................................................         43,800        1,533,438
                                                                                                                   --------------
                                                                                                                        3,851,177
                                                                                                                   --------------


                               96 | Annual Report

Franklin Value Investors Trust

                                                                                                       SHARES/
        FRANKLIN MIDCAP VALUE FUND                                                                      UNITS           VALUE
        --------------------------                                                                  ------------   --------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        HEALTH CARE EQUIPMENT & SERVICES 5.0%
        Hill-Rom Holdings Inc. ..................................................................         42,300   $      828,657
    (a) Laboratory Corp. of America Holdings ....................................................         18,900        1,302,021
    (a) LifePoint Hospitals Inc. ................................................................         16,100          456,113
                                                                                                                   --------------
                                                                                                                        2,586,791
                                                                                                                   --------------
        HOUSEHOLD & PERSONAL PRODUCTS 3.2%
        Alberto-Culver Co. ......................................................................         61,700        1,654,794
                                                                                                                   --------------
        INSURANCE 4.5%
        Arthur J. Gallagher & Co. ...............................................................         14,200          316,802
        Cincinnati Financial Corp. ..............................................................         24,800          628,928
        Erie Indemnity Co., A ...................................................................         33,500        1,180,875
        Old Republic International Corp. ........................................................         22,175          236,829
                                                                                                                   --------------
                                                                                                                        2,363,434
                                                                                                                   --------------
        MATERIALS 12.6%
        Airgas Inc. .............................................................................         30,100        1,335,236
        Bemis Co. Inc. ..........................................................................         34,600          893,718
        Celanese Corp., A .......................................................................         64,500        1,770,525
        MeadWestvaco Corp. ......................................................................         28,700          655,221
        Nucor Corp. .............................................................................         14,100          561,885
        Sigma-Aldrich Corp. .....................................................................         25,100        1,303,443
                                                                                                                   --------------
                                                                                                                        6,520,028
                                                                                                                   --------------
        MEDIA 2.3%
        Time Warner Cable Inc. ..................................................................         31,000        1,222,640
                                                                                                                   --------------
        PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 5.0%
    (a) Endo Pharmaceuticals Holdings Inc. ......................................................         41,600          931,840
        Pharmaceutical Product Development Inc. .................................................         47,100        1,015,005
    (a) Watson Pharmaceuticals Inc. .............................................................         19,400          667,748
                                                                                                                   --------------
                                                                                                                        2,614,593
                                                                                                                   --------------
        RETAILING 5.0%
        Family Dollar Stores Inc. ...............................................................         10,000          283,000
        J.C. Penney Co. Inc. ....................................................................         34,100        1,129,733
        Nordstrom Inc. ..........................................................................         37,500        1,191,750
                                                                                                                   --------------
                                                                                                                        2,604,483
                                                                                                                   --------------
        SOFTWARE & SERVICES 2.7%
    (a) SAIC Inc. ...............................................................................         79,300        1,404,403
                                                                                                                   --------------
        TRANSPORTATION 1.7%
        J.B. Hunt Transport Services Inc. .......................................................         29,000          871,740
                                                                                                                   --------------
        UTILITIES 11.7%
        Atmos Energy Corp. ......................................................................         56,100        1,562,385
        DTE Energy Co. ..........................................................................         31,700        1,172,266
        Northeast Utilities .....................................................................         27,100          624,655
        NV Energy Inc. ..........................................................................        141,000        1,615,860
        Sempra Energy ...........................................................................         21,600        1,111,320
                                                                                                                   --------------
                                                                                                                        6,086,486
                                                                                                                   --------------


                               Annual Report | 97

Franklin Value Investors Trust

        FRANKLIN MIDCAP VALUE FUND                                                                     SHARES           VALUE
        --------------------------                                                                  ------------   --------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $55,876,580) .......................                  $   49,820,464
                                                                                                                   --------------
        SHORT TERM INVESTMENTS (COST $1,299,642) 2.5%
        MONEY MARKET FUNDS 2.5%
    (b) Institutional Fiduciary Trust Money Market Portfolio, 0.00% .............................      1,299,642        1,299,642
                                                                                                                   --------------
        TOTAL INVESTMENTS (COST $57,176,222) 98.5% ..............................................                      51,120,106
        OTHER ASSETS, LESS LIABILITIES 1.5% .....................................................                         757,918
                                                                                                                   --------------
        NET ASSETS 100.0% .......................................................................                  $   51,878,024
                                                                                                                   ==============

See Abbreviations on page 137.

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               98 | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                          -------------------------------------------------------
CLASS A                                                     2009       2009        2007        2006        2005
-------                                                   --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  28.58   $  45.94    $  45.27    $  39.41    $  34.37
                                                          --------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ...........................       0.19       0.34        0.29        0.17        0.15
   Net realized and unrealized gains (losses) .........       4.53     (15.72)       3.71        6.70        5.15
                                                          --------   --------    --------    --------    --------
Total from investment operations ......................       4.72     (15.38)       4.00        6.87        5.30
                                                          --------   --------    --------    --------    --------
Less distributions from:
   Net investment income ..............................      (0.29)     (0.35)      (0.28)      (0.10)      (0.26)
   Net realized gains .................................         --      (1.63)      (3.05)      (0.91)         --
                                                          --------   --------    --------    --------    --------
Total distributions ...................................      (0.29)     (1.98)      (3.33)      (1.01)      (0.26)
                                                          --------   --------    --------    --------    --------
Redemption fees(c) ....................................         --         --(d)       --(d)       --(d)       --(d)
                                                          --------   --------    --------    --------    --------
Net asset value, end of year ..........................   $  33.01   $  28.58    $  45.94    $  45.27    $  39.41
                                                          ========   ========    ========    ========    ========
Total return(e) .......................................      16.86%    (34.67)%      9.15%      17.73%      15.46%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...........................................       1.37%      1.26%       1.17%       1.22%       1.29%
Net investment income .................................       0.68%      0.87%       0.62%       0.40%       0.39%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $644,675   $543,933    $849,226    $703,238    $486,563
Portfolio turnover rate ...............................       2.58%     18.90%       6.49%      17.39%      12.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 99

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                                         YEAR ENDED OCTOBER 31,
                                                          ---------------------------------------------------
CLASS B                                                     2009       2008       2007       2006       2005
-------                                                   -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $ 27.30    $ 43.90    $ 43.43    $ 38.00    $ 33.20
                                                          -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ....................        --(c)    0.06      (0.05)     (0.12)     (0.09)
   Net realized and unrealized gains (losses) .........      4.36     (15.03)      3.57       6.46       4.97
                                                          -------    -------    -------    -------    -------
Total from investment operations ......................      4.36     (14.97)      3.52       6.34       4.88
                                                          -------    -------    -------    -------    -------
Less distributions from:
   Net investment income ..............................        --         --         --         --      (0.08)
   Net realized gains .................................        --      (1.63)     (3.05)     (0.91)        --
                                                          -------    -------    -------    -------    -------
Total distributions ...................................        --      (1.63)     (3.05)     (0.91)     (0.08)
                                                          -------    -------    -------    -------    -------
Redemption fees(d) ....................................        --         --(c)      --(c)      --(c)      --(c)
                                                          -------    -------    -------    -------    -------
Net asset value, end of year ..........................   $ 31.66    $ 27.30    $ 43.90    $ 43.43    $ 38.00
                                                          =======    =======    =======    =======    =======
Total return(e) .......................................     15.97%    (35.16)%     8.36%     16.98%     14.68%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...........................................      2.10%      1.98%      1.90%      1.90%      1.94%
Net investment income (loss) ..........................     (0.05)%     0.15%     (0.11)%    (0.28)%    (0.26)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $28,957    $35,080    $71,955    $79,482    $76,575
Portfolio turnover rate ...............................      2.58%     18.90%      6.49%     17.39%     12.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               100 | Annual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                          --------------------------------------------------------
CLASS C                                                     2009        2008        2007        2006        2005
-------                                                   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  26.94    $  43.37    $  42.99    $  37.63    $  32.86
                                                          --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ....................      (0.01)       0.06       (0.04)      (0.11)      (0.09)
   Net realized and unrealized gains (losses) .........       4.30      (14.83)       3.52        6.38        4.92
                                                          --------    --------    --------    --------    --------
Total from investment operations ......................       4.29      (14.77)       3.48        6.27        4.83
                                                          --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ..............................      (0.03)      (0.03)      (0.05)         --       (0.06)
   Net realized gains .................................         --       (1.63)      (3.05)      (0.91)         --
                                                          --------    --------    --------    --------    --------
Total distributions ...................................      (0.03)      (1.66)      (3.10)      (0.91)      (0.06)
                                                          --------    --------    --------    --------    --------
Redemption fees(c) ....................................         --          --(d)       --(d)       --(d)       --(d)
                                                          --------    --------    --------    --------    --------
Net asset value, end of year ..........................   $  31.20    $  26.94    $  43.37    $  42.99    $  37.63
                                                          ========    ========    ========    ========    ========
Total return(e) .......................................      15.98%     (35.14)%      8.35%      16.96%      14.69%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...........................................       2.10%       1.97%       1.90%       1.90%       1.94%
Net investment income (loss) ..........................      (0.05)%      0.16%      (0.11)%     (0.28)%     (0.26)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $159,441    $146,824    $262,339    $240,395    $186,490
Portfolio turnover rate ...............................       2.58%      18.90%       6.49%      17.39%      12.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 101

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------
CLASS R                                                     2009       2008        2007        2006       2005
-------                                                   --------   --------    --------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  28.37   $  45.66    $  45.07    $ 39.22    $ 34.24
                                                          --------   --------    --------    -------    -------
Income from investment operations(a):
   Net investment income(b) ...........................       0.12       0.25        0.18       0.10       0.09
   Net realized and unrealized gains (losses) .........       4.51     (15.62)       3.70       6.66       5.14
                                                          --------   --------    --------    -------    -------
Total from investment operations ......................       4.63     (15.37)       3.88       6.76       5.23
                                                          --------   --------    --------    -------    -------
Less distributions from:
   Net investment income ..............................      (0.25)     (0.29)      (0.24)        --(c)   (0.25)
   Net realized gains .................................         --      (1.63)      (3.05)     (0.91)        --
                                                          --------   --------    --------    -------    -------
Total distributions ...................................      (0.25)     (1.92)      (3.29)     (0.91)     (0.25)
                                                          --------   --------    --------    -------    -------
Redemption fees(d) ....................................         --         --(c)       --(c)      --(c)      --(c)
                                                          --------   --------    --------    -------    -------
Net asset value, end of year ..........................   $  32.75   $  28.37    $  45.66    $ 45.07    $ 39.22
                                                          ========   ========    ========    =======    =======
Total return(e) .......................................      16.60%    (34.84)%      8.89%     17.54%     15.24%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...........................................       1.60%      1.48%       1.40%      1.40%      1.44%
Net investment income .................................       0.45%      0.65%       0.39%      0.22%      0.24%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $172,652   $107,475    $110,497    $56,811    $31,550
Portfolio turnover rate ...............................       2.58%     18.90%       6.49%     17.39%     12.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               102 | Annual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                                         YEAR ENDED OCTOBER 31,
                                                          ---------------------------------------------------
ADVISOR CLASS                                               2009       2008       2007       2006       2005
-------------                                             --------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  29.44   $ 47.26    $ 46.46    $ 40.42    $ 35.21
                                                          --------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ...........................       0.27      0.46       0.43       0.32       0.29
   Net realized and unrealized gains (losses) .........       4.64    (16.17)      3.80       6.86       5.28
                                                          --------   -------    -------    -------    -------
Total from investment operations ......................       4.91    (15.71)      4.23       7.18       5.57
                                                          --------   -------    -------    -------    -------
Less distributions from:
   Net investment income ..............................      (0.39)    (0.48)     (0.38)     (0.23)     (0.36)
   Net realized gains .................................         --     (1.63)     (3.05)     (0.91)        --
                                                          --------   -------    -------    -------    -------
Total distributions ...................................      (0.39)    (2.11)     (3.43)     (1.14)     (0.36)
                                                          --------   -------    -------    -------    -------
Redemption fees(c) ....................................         --        --(d)      --(d)      --(d)      --(d)
                                                          --------   -------    -------    -------    -------
Net asset value, end of year ..........................   $  33.96   $ 29.44    $ 47.26    $ 46.46     $40.42
                                                          ========   =======    =======    =======    =======
Total return ..........................................      17.13%   (34.48)%     9.43%     18.13%     15.84%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ...........................................       1.10%     0.98%      0.90%      0.90%      0.94%
Net investment income .................................       0.95%     1.15%      0.89%      0.72%      0.74%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $207,391   $76,269    $65,753    $56,912    $37,852
Portfolio turnover rate ...............................       2.58%    18.90%      6.49%     17.39%     12.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 103

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

        FRANKLIN SMALL CAP VALUE FUND                                                                  SHARES           VALUE
        -----------------------------                                                               ------------   --------------
        COMMON STOCKS 88.6%
        AUTOMOBILES & COMPONENTS 4.6%
        Autoliv Inc. (Sweden) ...................................................................        430,000   $   14,439,400
    (a) Drew Industries Inc. ....................................................................        102,300        1,958,022
        Gentex Corp. ............................................................................        768,000       12,295,680
        Thor Industries Inc. ....................................................................        787,000       20,635,140
    (a) Winnebago Industries Inc. ...............................................................        560,000        6,440,000
                                                                                                                   --------------
                                                                                                                       55,768,242
                                                                                                                   --------------
        BANKS 2.1%
        Chemical Financial Corp. ................................................................        469,355       10,302,342
        Peoples Bancorp Inc. ....................................................................        183,500        1,970,790
        TrustCo Bank Corp. NY ...................................................................      2,178,000       12,959,100
                                                                                                                   --------------
                                                                                                                       25,232,232
                                                                                                                   --------------
        CAPITAL GOODS 20.7%
        A.O. Smith Corp. ........................................................................        108,000        4,280,040
        American Woodmark Corp. .................................................................        383,900        7,551,313
        Apogee Enterprises Inc. .................................................................        908,000       12,021,920
        Applied Industrial Technologies Inc. ....................................................        250,600        5,069,638
    (a) Astec Industries Inc. ...................................................................        144,700        3,328,100
        Brady Corp., A ..........................................................................        492,300       13,331,484
        Briggs & Stratton Corp. .................................................................        436,000        8,153,200
        Carlisle Cos. Inc. ......................................................................        458,000       14,216,320
    (a) Ceradyne Inc. ...........................................................................        192,200        3,098,264
        CIRCOR International Inc. ...............................................................        150,000        4,087,500
    (a) CNH Global NV (Netherlands) .............................................................         85,000        1,624,350
    (a) EMCOR Group Inc. ........................................................................        283,000        6,684,460
        Franklin Electric Co. Inc. ..............................................................        256,300        6,991,864
    (a) Gardner Denver Inc. .....................................................................        337,000       12,101,670
        Gibraltar Industries Inc. ...............................................................      1,041,500       11,269,030
        Graco Inc. ..............................................................................        500,000       13,770,000
        Kennametal Inc. .........................................................................        530,000       12,486,800
        Lincoln Electric Holdings Inc. ..........................................................        231,000       10,958,640
        Mueller Industries Inc. .................................................................        580,000       13,722,800
        Nordson Corp. ...........................................................................        274,000       14,458,980
    (a) Powell Industries Inc. ..................................................................         81,000        2,979,180
        Roper Industries Inc. ...................................................................        220,000       11,121,000
        Simpson Manufacturing Co. Inc. ..........................................................        447,700       10,471,703
        Timken Co. ..............................................................................        128,000        2,819,840
        Trinity Industries Inc. .................................................................        880,000       14,854,400
        Universal Forest Products Inc. ..........................................................        507,800       18,118,304
    (a) Wabash National Corp. ...................................................................      1,158,500        2,270,660
        Watts Water Technologies Inc., A ........................................................        327,600        9,254,700
                                                                                                                   --------------
                                                                                                                      251,096,160
                                                                                                                   --------------
        COMMERCIAL & PROFESSIONAL SERVICES 2.1%
        ABM Industries Inc. .....................................................................        686,000       12,883,080
        Mine Safety Appliances Co. ..............................................................        480,000       12,235,200
                                                                                                                   --------------
                                                                                                                       25,118,280
                                                                                                                   --------------


                               104 | Annual Report

Franklin Value Investors Trust

        FRANKLIN SMALL CAP VALUE FUND                                                                  SHARES           VALUE
        -----------------------------                                                               ------------   --------------
        COMMON STOCKS (CONTINUED)
        CONSUMER DURABLES & APPAREL 5.7%
        Bassett Furniture Industries Inc. .......................................................        250,500   $      966,930
        Brunswick Corp. .........................................................................        490,000        4,645,200
        D.R. Horton Inc. ........................................................................        901,000        9,874,960
        Ethan Allen Interiors Inc. ..............................................................        595,000        7,413,700
    (b) Hooker Furniture Corp. ..................................................................        582,900        7,466,949
        La-Z-Boy Inc. ...........................................................................        862,000        6,120,200
        M.D.C. Holdings Inc. ....................................................................        276,300        9,012,906
    (a) M/I Homes Inc. ..........................................................................        577,900        6,455,143
    (a) Timberland Co., A .......................................................................        181,000        2,928,580
    (a) The Warnaco Group Inc. ..................................................................        346,000       14,023,380
                                                                                                                   --------------
                                                                                                                       68,907,948
                                                                                                                   --------------
        CONSUMER SERVICES 0.6%
        Regis Corp. .............................................................................        453,000        7,356,720
                                                                                                                   --------------
        ENERGY 9.6%
        Arch Coal Inc. ..........................................................................        136,000        2,945,760
    (a) Atwood Oceanics Inc. ....................................................................        269,000        9,546,810
    (a) Bristow Group Inc. ......................................................................        415,600       12,114,740
        CARBO Ceramics Inc. .....................................................................         23,000        1,342,970
        CONSOL Energy Inc. ......................................................................         91,000        3,895,710
    (a) Global Industries Ltd. ..................................................................      1,239,200        9,033,768
    (a) Helix Energy Solutions Group Inc. .......................................................        811,000       11,135,030
    (a) Oil States International Inc. ...........................................................        335,000       11,537,400
        Overseas Shipholding Group Inc. .........................................................        204,000        8,007,000
        Peabody Energy Corp. ....................................................................        119,000        4,711,210
        Rowan Cos. Inc. .........................................................................        827,000       19,227,750
        Teekay Corp. (Bahamas) ..................................................................        295,500        6,131,625
        Tidewater Inc. ..........................................................................        120,000        5,000,400
    (a) Unit Corp. ..............................................................................        308,000       12,036,640
                                                                                                                   --------------
                                                                                                                      116,666,813
                                                                                                                   --------------
        FOOD & STAPLES RETAILING 1.2%
        Casey's General Stores Inc. .............................................................        458,200       14,447,046
                                                                                                                   --------------
        HEALTH CARE EQUIPMENT & SERVICES 2.3%
        STERIS Corp. ............................................................................        284,000        8,309,840
        Teleflex Inc. ...........................................................................        223,600       11,124,100
        West Pharmaceutical Services Inc. .......................................................        205,200        8,099,244
                                                                                                                   --------------
                                                                                                                       27,533,184
                                                                                                                   --------------
        INSURANCE 10.6%
        American National Insurance Co. .........................................................         91,000        7,597,590
        Arthur J. Gallagher & Co. ...............................................................        304,400        6,791,164
        Aspen Insurance Holdings Ltd. ...........................................................        644,000       16,615,200
        Erie Indemnity Co., A ...................................................................        205,000        7,226,250
        Montpelier Re Holdings Ltd. (Bermuda) ...................................................        810,000       13,089,600
        Old Republic International Corp. ........................................................      1,820,000       19,437,600
        Protective Life Corp. ...................................................................      1,170,000       22,522,500
        RLI Corp. ...............................................................................        162,100        8,105,000


                               Annual Report | 105

Franklin Value Investors Trust

        FRANKLIN SMALL CAP VALUE FUND                                                                  SHARES           VALUE
        -----------------------------                                                               ------------   --------------
        COMMON STOCKS (CONTINUED)
        INSURANCE (CONTINUED)
        StanCorp Financial Group Inc. ...........................................................        225,000   $    8,259,750
  (a,c) Syncora Holdings Ltd. ...................................................................        314,000          106,760
        Validus Holdings Ltd. (Bermuda) .........................................................        566,111       14,322,608
        Zenith National Insurance Corp. .........................................................        170,300        4,858,659
                                                                                                                   --------------
                                                                                                                      128,932,681
                                                                                                                   --------------
        MATERIALS 10.1%
        Airgas Inc. .............................................................................        289,900       12,859,964
        AptarGroup Inc. .........................................................................        258,500        9,127,635
        Cabot Corp. .............................................................................        420,000        9,210,600
        Gerdau Ameristeel Corp. (Canada) ........................................................      1,409,000        9,581,200
        Glatfelter ..............................................................................        746,400        7,889,448
        Reliance Steel & Aluminum Co. ...........................................................        485,000       17,692,800
        RPM International Inc. ..................................................................        926,000       16,316,120
        Steel Dynamics Inc. .....................................................................      1,178,600       15,781,454
        United States Steel Corp. ...............................................................         51,000        1,758,990
        Westlake Chemical Corp. .................................................................        899,900       21,858,572
                                                                                                                   --------------
                                                                                                                      122,076,783
                                                                                                                   --------------
        PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 2.3%
    (a) Mettler-Toledo International Inc. .......................................................        150,500       14,673,750
        Pharmaceutical Product Development Inc. .................................................        585,100       12,608,905
                                                                                                                   --------------
                                                                                                                       27,282,655
                                                                                                                   --------------
        RETAILING 8.5%
        Brown Shoe Co. Inc. .....................................................................      1,001,000       10,380,370
        Christopher & Banks Corp. ...............................................................      1,490,000        9,074,100
        Fred's Inc. .............................................................................        782,000        9,258,880
        Group 1 Automotive Inc. .................................................................        530,000       13,472,600
    (a) Gymboree Corp. ..........................................................................        141,800        6,036,426
        J.C. Penney Co. Inc. ....................................................................        580,000       19,215,400
        The Men's Wearhouse Inc. ................................................................        697,000       16,149,490
    (a) Pier 1 Imports Inc. .....................................................................        810,000        2,851,200
  (a,c) Saks Inc. ...............................................................................        803,000        4,504,830
    (a) Tuesday Morning Corp. ...................................................................        614,000        1,983,220
    (a) West Marine Inc. ........................................................................        795,000        6,057,900
    (a) Zale Corp. ..............................................................................        935,000        4,422,550
                                                                                                                   --------------
                                                                                                                      103,406,966
                                                                                                                   --------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.9%
        Cohu Inc. ...............................................................................        832,100        9,469,298
    (a) OmniVision Technologies Inc. ............................................................        129,000        1,581,540
                                                                                                                   --------------
                                                                                                                       11,050,838
                                                                                                                   --------------
        TECHNOLOGY HARDWARE & EQUIPMENT 2.4%
    (a) Benchmark Electronics Inc. ..............................................................      1,135,000       19,068,000
        Diebold Inc. ............................................................................         87,600        2,649,024
    (a) Rofin-Sinar Technologies Inc. ...........................................................        346,000        7,421,700
                                                                                                                   --------------
                                                                                                                       29,138,724
                                                                                                                   --------------


                               106 | Annual Report

Franklin Value Investors Trust

        FRANKLIN SMALL CAP VALUE FUND                                                                  SHARES           VALUE
        -----------------------------                                                               ------------   --------------
        COMMON STOCKS (CONTINUED)
        TRANSPORTATION 2.1%
    (a) Genesee & Wyoming Inc. ..................................................................        386,000   $   11,197,860
    (a) Kansas City Southern ....................................................................        142,800        3,460,044
        SkyWest Inc. ............................................................................        808,400       11,293,348
                                                                                                                   --------------
                                                                                                                       25,951,252
                                                                                                                   --------------
        UTILITIES 2.8%
        Atmos Energy Corp. ......................................................................        171,200        4,767,920
        Energen Corp. ...........................................................................        284,000       12,461,920
        NV Energy Inc. ..........................................................................      1,510,000       17,304,600
                                                                                                                   --------------
                                                                                                                       34,534,440
                                                                                                                   --------------
        TOTAL COMMON STOCKS (COST $1,085,148,020) ...............................................                   1,074,500,964
                                                                                                                   --------------

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT
                                                                                                    ------------
        CORPORATE BONDS (COST $1,307,584) 0.1%
        CAPITAL GOODS 0.1%
        Mueller Industries Inc., 6.00%, 11/01/14 ................................................   $  1,319,000        1,233,265
                                                                                                                   --------------
        TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $1,086,455,604) ...................                   1,075,734,229
                                                                                                                   --------------

                                                                                                       SHARES
                                                                                                    ------------
        SHORT TERM INVESTMENTS 13.2%
        MONEY MARKET FUNDS (COST $159,125,591) 13.1%
    (d) Institutional Fiduciary Trust Money Market Portfolio, 0.00% .............................    159,125,591      159,125,591
                                                                                                                   --------------
    (e) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.1%
        MONEY MARKET FUNDS (COST $1,214,338) 0.1%
    (a) Bank of New York Institutional Cash Reserve Fund, Series B ..............................      1,214,338          971,471
                                                                                                                   --------------
        TOTAL INVESTMENTS (COST $1,246,795,533) 101.9% ..........................................                   1,235,831,291
        OTHER ASSETS, LESS LIABILITIES (1.9)% ...................................................                     (22,715,293)
                                                                                                                   --------------
        NET ASSETS 100.0% .......................................................................                  $1,213,115,998
                                                                                                                   ==============

(a)  Non-income producing.

(b)  See Note 9 regarding holdings of 5% voting securities.

(c) A portion or all of the security is on loan at October 31, 2009. See Note 1(d).

(d) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(e)  See Note 1(d) regarding securities on loan.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 107

Franklin Value Investors Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2009

                                                                                      FRANKLIN        FRANKLIN          FRANKLIN
                                                                                       ALL CAP      BALANCE SHEET       LARGE CAP
                                                                                     VALUE FUND    INVESTMENT FUND     VALUE FUND
                                                                                    ------------   ---------------   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............................................   $ 12,274,571   $ 1,719,757,036   $ 133,910,122
      Cost - Non-controlled affiliated issuers (Note 9) .........................             --       179,751,772              --
      Cost - Sweep Money Fund (Note 7) ..........................................        266,515       113,949,153      13,227,025
                                                                                    ------------   ---------------   -------------
      Total cost of investments .................................................   $ 12,541,086   $ 2,013,457,961   $ 147,137,147
                                                                                    ============   ===============   =============
      Value - Unaffiliated issuers ..............................................   $ 12,260,838   $ 2,170,301,216   $ 123,539,835
      Value - Non-controlled affiliated issuers (Note 9) ........................             --        73,626,676              --
      Value - Sweep Money Fund (Note 7) .........................................        266,515       113,949,153      13,227,025
                                                                                    ------------   ---------------   -------------
      Total value of investments(a) .............................................     12,527,353     2,357,877,045     136,766,860
   Receivables:
      Investment securities sold ................................................        132,817           536,047              --
      Capital shares sold .......................................................         52,421         2,842,776         383,240
      Dividends and interest ....................................................          6,244         1,560,707         133,825
      Affiliates ................................................................          8,833                --              --
   Other assets .................................................................              9             1,347              70
                                                                                    ------------   ---------------   -------------
         Total assets ...........................................................     12,727,677     2,362,817,922     137,283,995
                                                                                    ------------   ---------------   -------------
   Liabilities:
      Payables:
         Investment securities purchased ........................................          7,343         2,467,260              --
         Capital shares redeemed ................................................         25,605         4,582,052         765,167
         Affiliates .............................................................             --         1,807,253         155,684
         Reports to shareholders ................................................          2,557           118,137          17,392
         Unaffiliated transfer agent fees .......................................          1,651         1,183,706          23,399
      Funds advanced by custodian ...............................................             --         2,305,653              --
      Payable upon return of securities loaned ..................................             --           730,000              --
      Accrued expenses and other liabilities ....................................            787           269,870           6,593
                                                                                    ------------   ---------------   -------------
         Total liabilities ......................................................         37,943        13,463,931         968,235
                                                                                    ------------   ---------------   -------------
            Net assets, at value ................................................   $ 12,689,734   $ 2,349,353,991   $ 136,315,760
                                                                                    ============   ===============   =============
   Net assets consist of:
      Paid-in capital ...........................................................   $ 17,213,767   $ 2,006,520,682   $ 153,596,016
      Undistributed net investment income .......................................         59,019        16,238,530         752,134
      Net unrealized appreciation (depreciation) ................................        (13,733)      344,419,084     (10,370,287)
      Accumulated net realized gain (loss) ......................................     (4,569,319)      (17,824,305)     (7,662,103)
                                                                                    ------------   ---------------   -------------
            Net assets, at value ................................................   $ 12,689,734   $ 2,349,353,991   $ 136,315,760
                                                                                    ============   ===============   =============
(a)Includes securities loaned ...................................................   $         --   $       655,248   $          --
                                                                                    ============   ===============   =============

   The accompanying notes are an integral part of these financial statements.


                               108 | Annual Report

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2009

                                                                                      FRANKLIN       FRANKLIN         FRANKLIN
                                                                                       ALL CAP     BALANCE SHEET     LARGE CAP
                                                                                     VALUE FUND   INVESTMENT FUND    VALUE FUND
                                                                                    -----------   ---------------   -----------
CLASS A:
   Net assets, at value .........................................................   $10,167,441    $2,081,258,291   $98,251,807
                                                                                    ===========    ==============   ===========
   Shares outstanding ...........................................................     1,489,291        52,986,193     9,241,411
                                                                                    ===========    ==============   ===========
   Net asset value per share(a), ................................................   $      6.83    $        39.28   $     10.63
                                                                                    ===========    ==============   ===========
   Maximum offering price per share (net asset value per share / 94.25%) ........   $      7.25    $        41.68   $     11.28
                                                                                    ===========    ==============   ===========
CLASS B:
   Net assets, at value .........................................................            --    $   34,726,462   $ 6,615,837
                                                                                    ===========    ==============   ===========
   Shares outstanding ...........................................................            --           893,236       627,975
                                                                                    ===========    ==============   ===========
   Net asset value and maximum offering price per share(a) ......................            --    $        38.88   $     10.54
                                                                                    ===========    ==============   ===========
CLASS C:
   Net assets, at value .........................................................   $ 1,564,896    $   72,183,685   $23,845,058
                                                                                    ===========    ==============   ===========
   Shares outstanding ...........................................................       231,128         1,865,139     2,266,246
                                                                                    ===========    ==============   ===========
   Net asset value and maximum offering price per share(a) ......................   $      6.77    $        38.70   $     10.52
                                                                                    ===========    ==============   ===========
CLASS R:
   Net assets, at value .........................................................   $    18,310    $   28,264,167   $ 3,707,468
                                                                                    ===========    ==============   ===========
   Shares outstanding ...........................................................         2,683           721,232       351,581
                                                                                    ===========    ==============   ===========
   Net asset value and maximum offering price per share .........................   $      6.82    $        39.19   $     10.55
                                                                                    ===========    ==============   ===========
ADVISOR CLASS:
   Net assets, at value .........................................................   $   939,087    $  132,921,386   $ 3,895,590
                                                                                    ===========    ==============   ===========
   Shares outstanding ...........................................................       136,928         3,331,975       367,459
                                                                                    ===========    ==============   ===========
   Net asset value and maximum offering price per share .........................   $      6.86    $        39.89   $     10.60
                                                                                    ===========    ==============   ===========

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 109

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2009

                                                                                      FRANKLIN       FRANKLIN        FRANKLIN
                                                                                      MICROCAP        MIDCAP        SMALL CAP
                                                                                     VALUE FUND     VALUE FUND      VALUE FUND
                                                                                    ------------   ------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............................................   $178,944,346   $ 55,876,580   $1,077,988,376
      Cost - Non-controlled affiliated issuers (Note 9) .........................     61,599,276             --        9,681,566
      Cost - Sweep Money Fund (Note 7) ..........................................     41,749,065      1,299,642      159,125,591
      Cost - Repurchase agreements ..............................................        147,000             --               --
                                                                                    ------------   ------------   --------------
      Total cost of investments .................................................   $282,439,687   $ 57,176,222   $1,246,795,533
                                                                                    ============   ============   ==============
      Value - Unaffiliated issuers ..............................................   $207,561,170   $ 49,820,464   $1,069,238,751
      Value - Non-controlled affiliated issuers (Note 9) ........................     67,282,596             --        7,466,949
      Value - Sweep Money Fund (Note 7) .........................................     41,749,065      1,299,642      159,125,591
      Value - Repurchase agreements .............................................        147,000             --               --
                                                                                    ------------   ------------   --------------
      Total value of investments(a) .............................................    316,739,831     51,120,106    1,235,831,291
   Receivables:
      Investment securities sold ................................................             --        965,053               --
      Capital shares sold .......................................................        171,443        120,256        2,183,618
      Dividends and interest ....................................................        298,272         26,828          689,260
   Other assets .................................................................            156             28              545
                                                                                    ------------   ------------   --------------
         Total assets ...........................................................    317,209,702     52,232,271    1,238,704,714
                                                                                    ============   ============   ==============
Liabilities:
   Payables:
      Investment securities purchased ...........................................             --             --       17,031,125
      Capital shares redeemed ...................................................        346,923        278,378        5,479,450
      Affiliates ................................................................        255,781         51,870        1,271,974
      Allocator Funds (Note 10) .................................................          4,293             --               --
   Funds advanced by custodian ..................................................         10,470             --          872,213
   Payable upon return of securities loaned .....................................        147,000             --          342,125
   Accrued expenses and other liabilities .......................................         71,846         23,999          591,829
                                                                                    ------------   ------------   --------------
         Total liabilities ......................................................        836,313        354,247       25,588,716
                                                                                    ------------   ------------   --------------
            Net assets, at value ................................................   $316,373,389   $ 51,878,024   $1,213,115,998
                                                                                    ============   ============   ==============
Net assets consist of:
   Paid-in capital ..............................................................   $281,020,721   $ 72,632,124   $1,254,216,789
   Undistributed net investment income ..........................................      1,422,813        226,746        3,425,482
   Net unrealized appreciation (depreciation) ...................................     34,300,144     (6,056,116)     (10,964,242)
   Accumulated net realized gain (loss) .........................................       (370,289)   (14,924,730)     (33,562,031)
                                                                                    ------------   ------------   --------------
            Net assets, at value ................................................   $316,373,389   $ 51,878,024   $1,213,115,998
                                                                                    ============   ============   ==============
(a)Includes securities loaned ...................................................   $    139,800   $         --   $      275,587
                                                                                    ============   ============   ==============

   The accompanying notes are an integral part of these financial statements.


                               110 | Annual Report

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2009

                                                                                      FRANKLIN       FRANKLIN      FRANKLIN
                                                                                      MICROCAP        MIDCAP       SMALL CAP
                                                                                     VALUE FUND     VALUE FUND    VALUE FUND
                                                                                    ------------   -----------   ------------
CLASS A:
   Net assets, at value .........................................................   $232,075,379   $41,642,022   $644,675,293
                                                                                    ============   ===========   ============
   Shares outstanding ...........................................................      8,982,811     4,988,078     19,531,235
                                                                                    ============   ===========   ============
   Net asset value per share(a) .................................................   $      25.84   $      8.35   $      33.01
                                                                                    ============   ===========   ============
   Maximum offering price per share (net asset value per share / 94.25%) ........   $      27.42   $      8.86   $      35.02
                                                                                    ============   ===========   ============
CLASS B:
   Net assets, at value .........................................................             --            --   $ 28,957,231
                                                                                    ============   ===========   ============
   Shares outstanding ...........................................................             --            --        914,552
                                                                                    ============   ===========   ============
   Net asset value and maximum offering price per share(a) ......................             --            --   $      31.66
                                                                                    ============   ===========   ============
CLASS C:
   Net assets, at value .........................................................             --   $ 8,598,069   $159,440,620
                                                                                    ============   ===========   ============
   Shares outstanding ...........................................................             --     1,039,427      5,110,044
                                                                                    ============   ===========   ============
   Net asset value and maximum offering price per share(a) ......................             --   $      8.27   $      31.20
                                                                                    ============   ===========   ============
CLASS R:
   Net assets, at value .........................................................             --   $   439,899   $172,651,590
                                                                                    ============   ===========   ============
   Shares outstanding ...........................................................             --        52,801      5,272,441
                                                                                    ============   ===========   ============
   Net asset value and maximum offering price per share .........................             --   $      8.33   $      32.75
                                                                                    ============   ===========   ============
ADVISOR CLASS:
   Net assets, at value .........................................................   $ 84,298,010   $ 1,198,034   $207,391,264
                                                                                    ============   ===========   ============
   Shares outstanding ...........................................................      3,261,078       143,027      6,107,046
                                                                                    ============   ===========   ============
   Net asset value and maximum offering price per share .........................   $      25.85   $      8.38   $      33.96
                                                                                    ============   ===========   ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 111

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2009

                                                                                      FRANKLIN       FRANKLIN         FRANKLIN
                                                                                      ALL CAP      BALANCE SHEET      LARGE CAP
                                                                                     VALUE FUND   INVESTMENT FUND    VALUE FUND
                                                                                    -----------   ---------------   -----------
Investment income:
   Dividends:
      Unaffiliated issuers ......................................................   $   252,354     $ 46,295,598    $ 3,173,664
      Sweep Money Fund (Note 7) .................................................         3,211        1,048,372          6,994
   Interest .....................................................................            --          370,043             --
   Income from securities loaned ................................................            --          180,308         78,569
                                                                                    -----------     ------------    -----------
            Total investment income .............................................       255,565       47,894,321      3,259,227
                                                                                    -----------     ------------    -----------
Expenses:
   Management fees (Note 3a) ....................................................        64,213        9,500,638        622,724
   Administrative fees (Note 3b) ................................................        24,324               --        229,984
   Distribution fees: (Note 3c)
      Class A ...................................................................        31,084        4,979,960        229,288
      Class B ...................................................................            --          404,246         65,047
      Class C ...................................................................        14,608          674,617        216,148
      Class R ...................................................................            49          125,619         16,103
   Transfer agent fees (Note 3e) ................................................        29,550        6,090,878        354,838
   Custodian fees (Note 4) ......................................................           179           34,101          1,608
   Reports to shareholders ......................................................         6,868          298,900         46,499
   Registration and filing fees .................................................        48,817          244,431         69,251
   Professional fees ............................................................        27,104           76,201         24,700
   Trustees' fees and expenses ..................................................         1,034          247,319         13,733
   Other ........................................................................         9,086           47,228         13,410
                                                                                    -----------     ------------    -----------
         Total expenses .........................................................       256,916       22,724,138      1,903,333
         Expense reductions (Note 4) ............................................            (9)            (118)            --
         Expenses waived/paid by affiliates (Note 3f) ...........................      (101,729)              --             --
                                                                                    -----------     ------------    -----------
            Net expenses ........................................................       155,178       22,724,020      1,903,333
                                                                                    -----------     ------------    -----------
               Net investment income ............................................       100,387       25,170,301      1,355,894
                                                                                    -----------     ------------    -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................................    (3,437,900)     (18,667,171)      (567,967)
      Capital gains distribution ................................................            --        1,452,104             --
      Foreign currency transactions .............................................          (218)          16,624             --
                                                                                    -----------     ------------    -----------
            Net realized gain (loss) ............................................    (3,438,118)     (17,198,443)      (567,967)
                                                                                    -----------     ------------    -----------
Net change in unrealized appreciation (depreciation) on investments .............     4,095,399      193,690,156      9,491,661
                                                                                    -----------     ------------    -----------
Net realized and unrealized gain (loss) .........................................       657,281      176,491,713      8,923,694
                                                                                    -----------     ------------    -----------
Net increase (decrease) in net assets resulting from operations .................   $   757,668     $201,662,014    $10,279,588
                                                                                    ===========     ============    ===========

   The accompanying notes are an integral part of these financial statements.


                               112 | Annual Report

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended October 31, 2009

                                                                                      FRANKLIN      FRANKLIN      FRANKLIN
                                                                                      MICROCAP       MIDCAP       SMALL CAP
                                                                                     VALUE FUND    VALUE FUND    VALUE FUND
                                                                                    -----------   ------------   ------------
Investment income:
   Dividends:
      Unaffiliated issuers ......................................................   $ 3,528,379   $    777,047   $ 19,173,350
      Non-controlled affiliated issuers (Note 9) ................................     1,172,269             --        233,160
      Sweep Money Fund (Note 7) .................................................        93,148          3,390        221,771
   Interest .....................................................................       610,168             --         81,022
   Income from securities loaned ................................................         3,162             --        144,053
                                                                                    -----------   ------------   ------------
         Total investment income ................................................     5,407,126        780,437     19,853,356
                                                                                    -----------   ------------   ------------
Expenses:
   Management fees (Note 3a) ....................................................     1,955,180        340,277      6,289,565
   Administrative fees (Note 3b) ................................................            --         92,360             --
   Distribution fees: (Note 3c)
      Class A ...................................................................       496,224        114,627      1,476,393
      Class B ...................................................................            --             --        289,892
      Class C ...................................................................            --         75,446      1,381,718
      Class R ...................................................................            --          1,670        641,098
   Transfer agent fees (Note 3e) ................................................       402,486        172,464      3,574,017
   Special servicing agreement fees (Note 10) ...................................        49,056             --             --
   Custodian fees (Note 4) ......................................................         3,449            687         13,384
   Reports to shareholders ......................................................        50,328         17,823        444,456
   Registration and filing fees .................................................        39,901         55,098        102,920
   Professional fees ............................................................        33,597         28,201         52,581
   Trustees' fees and expenses ..................................................        30,414          3,078        122,893
   Other ........................................................................        21,070         13,197         52,037
                                                                                    -----------   ------------   ------------
         Total expenses .........................................................     3,081,705        914,928     14,440,954
         Expense reductions (Note 4) ............................................          (214)            --           (115)
         Expenses waived/paid by affiliates (Note 3f) ...........................       (18,958)      (238,269)            --
                                                                                    -----------   ------------   ------------
            Net expenses ........................................................     3,062,533        676,659     14,440,839
                                                                                    -----------   ------------   ------------
               Net investment income ............................................     2,344,593        103,778      5,412,517
                                                                                    -----------   ------------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ...................................................     3,709,794    (12,233,313)   (33,351,084)
         Non-controlled affiliated issuers (Note 9) .............................    (3,964,795)            --             --
                                                                                    -----------   ------------   ------------
               Net realized gain (loss) .........................................      (255,001)   (12,233,313)   (33,351,084)
                                                                                    -----------   ------------   ------------
   Net change in unrealized appreciation (depreciation) on investments ..........    35,300,629     18,378,282    188,867,593
                                                                                    -----------   ------------   ------------
Net realized and unrealized gain (loss) .........................................    35,045,628      6,144,969    155,516,509
                                                                                    -----------   ------------   ------------
Net increase (decrease) in net assets resulting from operations .................   $37,390,221   $  6,248,747   $160,929,026
                                                                                    ===========   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 113

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FRANKLIN ALL CAP            FRANKLIN BALANCE SHEET
                                                                         VALUE FUND                  INVESTMENT FUND
                                                                 -------------------------   --------------------------------
                                                                   YEAR ENDED OCTOBER 31,         YEAR ENDED OCTOBER 31,
                                                                 -------------------------   --------------------------------
                                                                     2009          2008           2009              2008
                                                                 -----------   -----------   --------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................   $   100,387   $    67,145   $   25,170,301   $    45,290,644
      Net realized gain (loss) from investments, capital
         gain distributions, and foreign currency
         transactions ........................................    (3,438,118)   (1,060,096)     (17,198,443)      193,442,300
      Net change in unrealized appreciation
         (depreciation) on investments .......................     4,095,399    (3,955,915)     193,690,156    (1,933,874,631)
                                                                 -----------   -----------   --------------   ---------------
            Net increase (decrease) in net assets
               resulting from operations .....................       757,668    (4,948,866)     201,662,014    (1,695,141,687)
                                                                 -----------   -----------   --------------   ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................      (100,860)      (43,343)     (40,097,962)      (39,612,923)
         Class B .............................................            --            --         (348,834)         (173,445)
         Class C .............................................        (4,222)       (4,764)        (748,614)         (181,226)
         Class R .............................................           (57)          (46)        (367,708)         (468,985)
         Advisor Class .......................................        (6,804)       (6,079)      (2,249,917)       (4,626,751)
      Net realized gains:
         Class A .............................................            --            --      (59,929,409)     (335,976,978)
         Class B .............................................            --            --       (1,406,208)       (9,320,941)
         Class C .............................................            --            --       (2,119,219)      (10,342,910)
         Class R .............................................            --            --         (735,206)       (5,217,525)
         Advisor Class .......................................            --            --       (2,839,362)      (30,754,478)
                                                                 -----------   -----------   --------------   ---------------
   Total distributions to shareholders .......................      (111,943)      (54,232)    (110,842,439)     (436,676,162)
                                                                 -----------   -----------   --------------   ---------------
   Capital share transactions: (Note 2)
      Class A ................................................       129,542     6,421,722     (167,494,774)     (191,444,773)
      Class B ................................................            --            --      (17,406,911)      (14,740,263)
      Class C ................................................        34,371     1,248,239       (2,678,471)        2,715,610
      Class R ................................................        10,837            --          490,716       (11,233,052)
      Advisor Class ..........................................       243,545       (14,021)      24,606,276      (160,196,330)
                                                                 -----------   -----------   --------------   ---------------
   Total capital share transactions ..........................       418,295     7,655,940     (162,483,164)     (374,898,808)
                                                                 -----------   -----------   --------------   ---------------
   Redemption fees ...........................................            --            75               --            53,435
                                                                 -----------   -----------   --------------   ---------------
            Net increase (decrease) in net assets ............     1,064,020     2,652,917      (71,663,589)   (2,506,663,222)
Net assets:
   Beginning of year .........................................    11,625,714     8,972,797    2,421,017,580     4,927,680,802
                                                                 -----------   -----------   --------------   ---------------
   End of year ...............................................   $12,689,734   $11,625,714   $2,349,353,991   $ 2,421,017,580
                                                                 ===========   ===========   ==============   ===============
Undistributed net investment income included in net assets:
   End of year ...............................................   $    59,019   $    70,781   $   16,238,530   $    34,920,044
                                                                 ===========   ===========   ==============   ===============

   The accompanying notes are an integral part of these financial statements.


                               114 | Annual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       FRANKLIN LARGE CAP            FRANKLIN MICRO CAP
                                                                           VALUE FUND                   VALUE FUND
                                                                 ----------------------------   ----------------------------
                                                                     YEAR ENDED OCTOBER 31,        YEAR ENDED OCTOBER 31,
                                                                 ----------------------------   ----------------------------
                                                                      2009           2008            2009           2008
                                                                 ------------   -------------   ------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................   $  1,355,894   $   2,099,617   $  2,344,593   $   4,745,545
      Net realized gain (loss) from investments ..............       (567,967)     (7,064,026)      (255,001)     25,208,503
      Net change in unrealized appreciation
         (depreciation) on investments .......................      9,491,661     (70,861,974)    35,300,629    (187,815,244)
                                                                 ------------   -------------   ------------   -------------
            Net increase (decrease) in net assets
               resulting from operations .....................     10,279,588     (75,826,383)    37,390,221    (157,861,196)
                                                                 ------------   -------------   ------------   -------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................     (1,603,109)     (2,093,601)    (3,722,865)     (4,202,918)
         Class B .............................................        (69,476)       (126,996)            --              --
         Class C .............................................       (225,115)       (331,946)            --              --
         Class R .............................................        (48,080)        (97,376)            --              --
         Advisor Class .......................................        (65,893)        (59,611)    (1,247,034)       (487,350)
      Net realized gains:
         Class A .............................................             --      (8,731,257)   (17,183,084)    (53,228,790)
         Class B .............................................             --      (1,064,276)            --              --
         Class C .............................................             --      (2,886,149)            --              --
         Class R .............................................             --        (442,897)            --              --
         Advisor Class .......................................             --        (194,600)    (4,795,287)     (4,817,863)
                                                                 ------------   -------------   ------------   -------------
   Total distributions to shareholders .......................     (2,011,673)    (16,028,709)   (26,948,270)    (62,736,921)
                                                                 ------------   -------------   ------------   -------------
   Capital share transactions: (Note 2)
         Class A .............................................      7,487,462      (4,937,150)   (11,571,493)    (36,300,801)
         Class B .............................................     (2,015,104)     (3,313,180)            --              --
         Class C .............................................     (2,396,380)     (8,806,321)            --              --
         Class R .............................................       (207,639)     (1,405,945)            --              --
         Advisor Class .......................................        970,780         867,997     17,989,036      55,619,479
                                                                 ------------   -------------   ------------   -------------
   Total capital share transactions ..........................      3,839,119     (17,594,599)     6,417,543      19,318,678
                                                                 ------------   -------------   ------------   -------------
   Redemption fees ...........................................             --             961             --           2,478
                                                                 ------------   -------------   ------------   -------------
            Net increase (decrease) in net assets ............     12,107,034    (109,448,730)    16,859,494    (201,276,961)
Net assets:
   Beginning of year .........................................    124,208,726     233,657,456    299,513,895     500,790,856
                                                                 ------------   -------------   ------------   -------------
   End of year ...............................................   $136,315,760   $ 124,208,726   $316,373,389   $ 299,513,895
                                                                 ============   =============   ============   =============
Undistributed net investment income included in net assets:
   End of year ...............................................   $    752,134   $   1,407,913   $  1,422,813   $   3,933,670
                                                                 ============   =============   ============   =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 115

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       FRANKLIN MIDCAP               FRANKLIN SMALL CAP
                                                                          VALUE FUND                     VALUE FUND
                                                                 ---------------------------   -------------------------------
                                                                    YEAR ENDED OCTOBER 31,          YEAR ENDED OCTOBER 31,
                                                                 ---------------------------   -------------------------------
                                                                      2009          2008             2009            2008
                                                                 ------------   ------------   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................   $    103,778   $     37,314   $    5,412,517   $    8,410,074
      Net realized gain (loss) from investments ..............    (12,233,313)    (2,361,038)     (33,351,084)         (18,928)
      Net change in unrealized appreciation
         (depreciation) on investments .......................     18,378,282    (28,934,362)     188,867,593     (490,978,215)
                                                                 ------------   ------------   --------------   --------------
            Net increase (decrease) in net assets
               resulting from operations .....................      6,248,747    (31,258,086)     160,929,026     (482,587,069)
                                                                 ------------   ------------   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................       (251,489)      (781,238)      (5,453,936)      (6,544,236)
         Class C .............................................             --        (76,158)        (183,683)        (206,876)
         Class R .............................................         (1,735)        (3,052)        (969,047)        (731,468)
         Advisor Class .......................................         (8,307)       (15,822)      (1,584,422)        (633,597)
      Net realized gains:
         Class A .............................................             --       (891,244)              --      (29,895,180)
         Class B .............................................             --             --               --       (2,563,602)
         Class C .............................................             --       (186,887)              --       (9,528,016)
         Class R .............................................             --         (5,498)              --       (4,038,099)
         Advisor Class .......................................             --        (13,871)              --       (2,133,160)
                                                                 ------------   ------------   --------------   --------------
   Total distributions to shareholders .......................       (261,531)    (1,973,770)      (8,191,088)     (56,274,234)
                                                                 ------------   ------------   --------------   --------------
   Capital share transactions: (Note 2)
         Class A .............................................     (2,800,389)    (6,043,995)      18,994,689       27,166,122
         Class B .............................................             --             --       (9,639,309)     (13,058,873)
         Class C .............................................       (340,073)    (1,394,212)      (6,865,950)     (21,002,910)
         Class R .............................................         51,636       (140,877)      40,975,397       52,297,147
         Advisor Class .......................................        273,293         91,635      107,331,915       43,260,103
                                                                 ------------   ------------   --------------   --------------
   Total capital share transactions ..........................     (2,815,533)    (7,487,449)     150,796,742       88,661,589
                                                                 ------------   ------------   --------------   --------------
   Redemption fees ...........................................             --             62               --           10,428
                                                                 ------------   ------------   --------------   --------------
            Net increase (decrease) in net assets ............      3,171,683    (40,719,243)     303,534,680     (450,189,286)
Net assets:
   Beginning of year .........................................     48,706,341     89,425,584      909,581,318    1,359,770,604
                                                                 ------------   ------------   --------------   --------------
   End of year ...............................................   $ 51,878,024   $ 48,706,341   $1,213,115,998   $  909,581,318
                                                                 ============   ============   ==============   ==============
Undistributed net investment income included in net assets:
   End of year ...............................................   $    226,746   $     63,244   $    3,425,482   $    6,204,053
                                                                 ============   ============   ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               116 | Annual Report

Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                               CLASS A, CLASS C,             CLASS A, CLASS B, CLASS C,
CLASS A & ADVISOR CLASS        CLASS R & ADVISOR CLASS       CLASS R & ADVISOR CLASS
----------------------------   ---------------------------   --------------------------------------
Franklin MicroCap Value Fund   Franklin All Cap Value Fund   Franklin Balance Sheet Investment Fund
                               Franklin MidCap Value Fund    Franklin Large Cap Value Fund
                                                             Franklin Small Cap Value Fund

The following summarizes the Funds' significant accounting policies.

A.   SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.


                               Annual Report | 117

Franklin Value Investors Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.   FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds' Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.   REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Funds at year end had been entered into on October 30, 2009. Repurchase agreements are valued at cost.

D.   SECURITIES LENDING

Certain funds participate in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in repurchase agreements or in a non-registered money fund (BNY Institutional Cash Reserve Fund or ICRF) managed by the fund's custodian on the fund's behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund.


                               118 | Annual Report

Franklin Value Investors Trust

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.   SECURITIES LENDING (CONTINUED)

In September of 2008, the Bank of New York Mellon (BNYM) advised the Funds that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Funds' positions in Series B are disclosed on the Statements of Investments at fair value and any unrealized losses attributable to the positions are included in net assets.

E.   INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (for the two open tax years for the Franklin All Cap Value Fund) and as of October 31, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

F.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.


                               Annual Report | 119

Franklin Value Investors Trust

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H.   REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I.   GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   SHARES OF BENEFICIAL INTEREST

At October 31, 2009, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                       FRANKLIN ALL CAP           FRANKLIN BALANCE SHEET
                                          VALUE FUND                 INVESTMENT FUND
                                   ------------------------   -----------------------------
                                     SHARES        AMOUNT        SHARES          AMOUNT
                                   ----------   -----------   -----------   ---------------
CLASS A SHARES:
Year ended October 31, 2009
   Shares sold .................    1,175,470   $ 6,949,858    13,335,204   $   448,825,492
   Shares issued in reinvestment
      of distributions .........       13,926        78,541     2,945,295        95,486,417
   Shares redeemed .............   (1,221,108)   (6,898,857)  (20,604,519)     (711,806,683)
                                   ----------   -----------   -----------   ---------------
   Net increase (decrease) .....     (31,712)   $   129,542    (4,324,020)  $  (167,494,774)
                                   ==========   ===========   ===========   ===============
Year ended October 31, 2008
   Shares sold .................      975,195   $ 8,074,206    10,846,485   $   572,037,155
   Shares issued in reinvestment
      of distributions .........        3,523        30,828     6,319,439       358,944,116
   Shares redeemed .............     (207,407)   (1,683,312)  (20,825,062)   (1,122,426,044)
                                   ----------   -----------   -----------   ---------------
   Net increase (decrease) .....      771,311   $ 6,421,722    (3,659,138)  $  (191,444,773)
                                   ==========   ===========   ===========   ===============


                               120 | Annual Report

Franklin Value Investors Trust

2.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                  FRANKLIN ALL CAP      FRANKLIN BALANCE SHEET
                                                                     VALUE FUND            INVESTMENT FUND
                                                               ---------------------   -----------------------
                                                                SHARES      AMOUNT      SHARES       AMOUNT
                                                               --------   ----------   --------   ------------
CLASS B SHARES:
Year ended October 31, 2009
   Shares sold .............................................                             34,551   $  1,237,129
   Shares issued in reinvestment of distributions ..........                             49,511      1,598,719
   Shares redeemed .........................................                           (581,815)   (20,242,759)
                                                                                       --------   ------------
   Net increase (decrease) .................................                           (497,753)  $(17,406,911)
                                                                                       ========   ============
Year ended October 31, 2008
   Shares sold .............................................                             41,664   $  2,110,697
   Shares issued in reinvestment of distributions ..........                            151,839      8,530,325
   Shares redeemed .........................................                           (481,977)   (25,381,285)
                                                                                       --------   ------------
   Net increase (decrease) .................................                           (288,474)  $(14,740,263)
                                                                                       ========   ============
CLASS C SHARES:
Year ended October 31, 2009
   Shares sold .............................................    162,171   $  939,173    559,994   $ 18,915,511
   Shares issued in reinvestment of distributions ..........        718        4,035     81,896      2,632,952
   Shares redeemed .........................................   (169,004)    (908,837)  (737,469)   (24,226,934)
                                                               --------   ----------   --------   ------------
   Net increase (decrease) .................................     (6,115)  $   34,371    (95,579)  $ (2,678,471)
                                                               ========   ==========   ========   ============
Year ended October 31, 2008
   Shares sold .............................................    209,986   $1,741,099    503,525   $ 26,147,941
   Shares issued in reinvestment of distributions ..........        496        4,332    169,875      9,560,562
   Shares redeemed .........................................    (62,418)    (497,192)  (625,120)   (32,992,893)
                                                               --------   ----------   --------   ------------
   Net increase (decrease) .................................    148,064   $1,248,239     48,280   $  2,715,610
                                                               ========   ==========   ========   ============
CLASS R SHARES:
Year ended October 31, 2009
   Shares sold .............................................      1,680   $   10,819    176,573   $  5,930,877
   Shares issued in reinvestment of distributions ..........          3           18     34,020      1,102,914
   Shares redeemed .........................................         --           --   (193,581)    (6,543,075)
                                                               --------   ----------   --------   ------------
   Net increase (decrease) .................................      1,683   $   10,837     17,012   $    490,716
                                                               ========   ==========   ========   ============
Year ended October 31, 2008
   Shares sold .............................................         --   $       --    195,428   $ 10,465,009
   Shares issued in reinvestment of distributions ..........         --           --    100,718      5,686,511
   Shares redeemed .........................................         --           --   (518,837)   (27,384,572)
                                                               --------   ----------   --------   ------------
   Net increase (decrease) .................................         --   $       --   (222,691)  $(11,233,052)
                                                               ========   ==========   ========   ============


                               Annual Report | 121

Franklin Value Investors Trust

2.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                  FRANKLIN ALL CAP      FRANKLIN BALANCE SHEET
                                                                     VALUE FUND             INVESTMENT FUND
                                                               ---------------------   --------------------------
                                                                SHARES      AMOUNT       SHARES         AMOUNT
                                                               --------   ----------   ----------   -------------
ADVISOR CLASS SHARES:
Year ended October 31, 2009
   Shares sold .............................................     85,275   $  532,095    1,971,257   $  68,806,496
   Shares issued in reinvestment of distributions ..........      1,192        6,737       94,700       3,110,892
   Shares redeemed .........................................    (51,479)    (295,287)  (1,384,077)    (47,311,112)
                                                                -------   ----------   ----------   -------------
   Net increase (decrease) .................................     34,988   $  243,545      681,880   $  24,606,276
                                                                =======   ==========   ==========   =============
Year ended October 31, 2008
   Shares sold .............................................     15,431   $  128,191    1,499,973   $  83,529,075
   Shares issued in reinvestment of distributions ..........        680        5,955      138,628       7,872,659
   Shares redeemed in-kind (Note 12) .......................         --           --   (2,252,843)   (122,194,190)
   Shares redeemed .........................................    (16,766)    (148,167)  (2,348,909)   (129,403,874)
                                                                -------   ----------   ----------   -------------
   Net increase (decrease) .................................       (655)  $  (14,021)  (2,963,151)  $(160,196,330)
                                                                =======   ==========   ==========   =============

                                                                   FRANKLIN LARGE CAP           FRANKLIN MICROCAP
                                                                       VALUE FUND                  VALUE FUND
                                                               -------------------------   --------------------------
                                                                 SHARES        AMOUNT        SHARES         AMOUNT
                                                               ----------   ------------   ----------   -------------
CLASS A SHARES:
Year ended October 31, 2009
   Shares sold .............................................    3,483,538   $ 32,883,115    1,028,900   $  23,167,306
   Shares issued in reinvestment of distributions ..........      163,609      1,420,130      973,071      19,052,721
   Shares redeemed .........................................   (3,027,440)   (26,815,783)  (2,506,908)    (53,791,520)
                                                               ----------   ------------   ----------   -------------
   Net increase (decrease) .................................      619,707   $  7,487,462     (504,937)  $ (11,571,493)
                                                               ==========   ============   ==========   =============
Year ended October 31, 2008
   Shares sold .............................................    1,805,018   $ 23,881,164      847,228   $  28,033,464
   Shares issued in reinvestment of distributions ..........      675,677      9,770,294    1,552,999      52,056,610
   Shares redeemed .........................................   (2,883,177)   (38,588,608)  (3,543,547)   (116,390,875)
                                                               ----------   ------------   ----------   -------------
   Net increase (decrease) .................................     (402,482)  $ (4,937,150)  (1,143,320)  $ (36,300,801)
                                                               ==========   ============   ==========   =============
CLASS B SHARES:
Year ended October 31, 2009
   Shares sold .............................................      113,714   $  1,136,291
   Shares issued in reinvestment of distributions ..........        7,036         60,928
   Shares redeemed .........................................     (363,661)    (3,212,323)
                                                               ----------   ------------
   Net increase (decrease) .................................     (242,911)  $ (2,015,104)
                                                               ==========   ============
Year ended October 31, 2008
   Shares sold .............................................       47,189   $    635,266
   Shares issued in reinvestment of distributions ..........       73,708      1,057,707
   Shares redeemed .........................................     (375,818)    (5,006,153)
                                                               ----------   ------------
   Net increase (decrease) .................................     (254,921)  $ (3,313,180)
                                                               ==========   ============


                               122 | Annual Report

Franklin Value Investors Trust

2.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                   FRANKLIN LARGE CAP         FRANKLIN MICROCAP
                                                                       VALUE FUND                VALUE FUND
                                                               -------------------------   -----------------------
                                                                 SHARES        AMOUNT        SHARES       AMOUNT
                                                               ----------   ------------   ---------   -----------
CLASS C SHARES:
Year ended October 31, 2009
   Shares sold .............................................      537,781   $  4,932,364
   Shares issued in reinvestment of distributions ..........       22,455        194,235
   Shares redeemed .........................................     (848,516)    (7,522,979)
                                                               ----------   ------------
   Net increase (decrease) .................................     (288,280)  $ (2,396,380)
                                                               ==========   ============
Year ended October 31, 2008
   Shares sold .............................................      416,403   $  5,254,975
   Shares issued in reinvestment of distributions ..........      200,862      2,880,367
   Shares redeemed .........................................   (1,255,637)   (16,941,663)
                                                               ----------   ------------
   Net increase (decrease) .................................     (638,372)  $ (8,806,321)
                                                               ==========   ============
CLASS R SHARES:
Year ended October 31, 2009
   Shares sold .............................................      170,363   $  1,455,853
   Shares issued in reinvestment of distributions ..........        5,489         47,368
   Shares redeemed .........................................     (188,818)    (1,710,860)
                                                               ----------   ------------
   Net increase (decrease) .................................      (12,966)  $   (207,639)
                                                               ==========   ============
Year ended October 31, 2008
   Shares sold .............................................      115,218   $  1,531,503
   Shares issued in reinvestment of distributions ..........       37,279        534,576
   Shares redeemed .........................................     (258,379)    (3,472,024)
                                                               ----------   ------------
   Net increase (decrease) .................................     (105,882)  $ (1,405,945)
                                                               ==========   ============
ADVISOR CLASS SHARES:
Year ended October 31, 2009
   Shares sold .............................................      246,851   $  2,267,694     750,901   $16,613,245
   Shares issued in reinvestment of distributions ..........        7,347         63,478     308,798     6,037,007
   Shares redeemed .........................................     (153,468)    (1,360,392)   (244,430)   (4,661,216)
                                                               ----------   ------------   ---------   -----------
   Net increase (decrease) .................................      100,730   $    970,780     815,269   $17,989,036
                                                               ==========   ============   =========   ===========
Year ended October 31, 2008
   Shares sold .............................................       94,836   $  1,238,371   1,607,030   $52,303,800
   Shares issued in reinvestment of distributions ..........       16,740        241,219     157,758     5,288,026
   Shares redeemed .........................................      (46,596)      (611,593)    (62,072)   (1,972,347)
                                                               ----------   ------------   ---------   -----------
   Net increase (decrease) .................................       64,980   $    867,997   1,702,716   $55,619,479
                                                               ==========   ============   =========   ===========


                               Annual Report | 123

Franklin Value Investors Trust

2.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                    FRANKLIN MIDCAP            FRANKLIN SMALL CAP
                                                                       VALUE FUND                  VALUE FUND
                                                               -------------------------   --------------------------
                                                                 SHARES        AMOUNT        SHARES         AMOUNT
                                                               ----------   ------------   ----------   -------------
CLASS A SHARES:
Year ended October 31, 2009
   Shares sold .............................................    1,566,804   $ 11,188,915    6,829,633   $ 191,390,189
   Shares issued in reinvestment of distributions ..........       35,369        231,315      195,701       4,853,383
   Shares redeemed .........................................   (2,036,869)   (14,220,619)  (6,524,074)   (177,248,883)
                                                               ----------   ------------   ----------   -------------
   Net increase (decrease) .................................     (434,696)  $ (2,800,389)     501,260   $  18,994,689
                                                               ==========   ============   ==========   =============

Year ended October 31, 2008
   Shares sold .............................................    1,591,659   $ 16,697,729    6,090,932   $ 237,495,937
   Shares issued in reinvestment of distributions ..........      144,284      1,589,960      824,420      32,498,622
   Shares redeemed .........................................   (2,395,450)   (24,331,684)  (6,369,955)   (242,828,437)
                                                               ----------   ------------   ----------   -------------
   Net increase (decrease) .................................     (659,507)  $ (6,043,995)     545,397   $  27,166,122
                                                               ==========   ============   ==========   =============

CLASS B SHARES:
Year ended October 31, 2009
   Shares sold .............................................                                   69,223   $   1,841,323
   Shares redeemed .........................................                                 (439,756)    (11,480,632)
                                                                                           ----------   -------------
   Net increase (decrease) .................................                                 (370,533)  $  (9,639,309)
                                                                                           ==========   =============

Year ended October 31, 2008
   Shares sold .............................................                                   75,715   $   2,765,568
   Shares issued in reinvestment of distributions ..........                                   63,127       2,392,512
   Shares redeemed .........................................                                 (492,933)    (18,216,953)
                                                                                           ----------   -------------
   Net increase (decrease) .................................                                 (354,091)  $ (13,058,873)
                                                                                           ==========   =============

CLASS C SHARES:
Year ended October 31, 2009
   Shares sold .............................................      268,927   $  1,902,265    1,336,980   $  35,276,437
   Shares issued in reinvestment of distributions ..........           --             --        6,714         158,387
   Shares redeemed .........................................     (330,797)    (2,242,338)  (1,684,327)    (42,300,774)
                                                               ----------   ------------   ----------   -------------
   Net increase (decrease) .................................      (61,870)  $   (340,073)    (340,633)  $  (6,865,950)
                                                               ==========   ============   ==========   =============
Year ended October 31, 2008
   Shares sold .............................................      339,706   $  3,447,863    1,137,706   $  41,271,087
   Shares issued in reinvestment of distributions ..........       22,426        246,235      228,018       8,525,589
   Shares redeemed .........................................     (539,151)    (5,088,310)  (1,963,649)    (70,799,586)
                                                               ----------   ------------   ----------   -------------
   Net increase (decrease) .................................     (177,019)  $ (1,394,212)    (597,925)  $ (21,002,910)
                                                               ==========   ============   ==========   =============


                               124 | Annual Report

Franklin Value Investors Trust

2.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                 FRANKLIN MIDCAP        FRANKLIN SMALL CAP
                                                                    VALUE FUND              VALUE FUND
                                                               -------------------   -------------------------
                                                                SHARES     AMOUNT      SHARES        AMOUNT
                                                               -------   ---------   ----------   ------------
CLASS R SHARES:
Year ended October 31, 2009
   Shares sold .............................................    25,401   $ 179,955    3,297,479   $ 90,901,798
   Shares issued in reinvestment of distributions ..........       265       1,735       34,180        842,534
   Shares redeemed .........................................   (19,338)   (130,054)  (1,847,160)   (50,768,935)
                                                               -------   ---------   ----------   ------------
   Net increase (decrease) .................................     6,328   $  51,636    1,484,499   $ 40,975,397
                                                               =======   =========   ==========   ============
Year ended October 31, 2008
   Shares sold .............................................    21,036   $ 230,014    2,353,957   $ 89,619,723
   Shares issued in reinvestment of distributions ..........       776       8,550      107,596      4,219,897
   Shares redeemed .........................................   (33,422)   (379,441)  (1,093,421)   (41,542,473)
                                                               -------   ---------   ----------   ------------
   Net increase (decrease) .................................   (11,610)  $(140,877)   1,368,132   $ 52,297,147
                                                               =======   =========   ==========   ============
ADVISOR CLASS SHARES:
Year ended October 31, 2009
   Shares sold .............................................    69,632   $ 491,911    5,025,029   $149,659,533
   Shares issued in reinvestment of distributions ..........     1,240       8,121       52,744      1,342,327
   Shares redeemed .........................................   (32,224)   (226,739)  (1,561,781)   (43,669,945)
                                                               -------   ---------   ----------   ------------
   Net increase (decrease) .................................    38,648   $ 273,293    3,515,992   $107,331,915
                                                               =======   =========   ==========   ============
Year ended October 31, 2008
   Shares sold .............................................    22,122   $ 218,292    1,939,763   $ 71,478,491
   Shares issued in reinvestment of distributions ..........     2,612      28,910       53,178      2,153,708
   Shares redeemed .........................................   (15,158)   (155,567)    (793,125)   (30,372,096)
                                                               -------   ---------   ----------   ------------
   Net increase (decrease) .................................     9,576   $  91,635    1,199,816   $ 43,260,103
                                                               =======   =========   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisory Services, LLC (Advisory Services)             Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               Annual Report | 125

Franklin Value Investors Trust

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

A.   MANAGEMENT FEES

The Franklin All Cap Value Fund and Franklin Large Cap Value Fund each pay an investment management fee to Advisory Services based on their respective average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.550%         Up to and including $500 million
       0.450%         Over $500 million, up to and including $1 billion
       0.400%         Over $1 billion, up to and including $1.5 billion
       0.350%         Over $1.5 billion, up to and including $6.5 billion
       0.325%         Over $6.5 billion, up to and including $11.5 billion
       0.300%         Over $11.5 billion, up to and including $16.5 billion
       0.290%         Over $16.5 billion, up to and including $19 billion
       0.280%         Over $19 billion, up to and including $21.5 billion
       0.270%         In excess of $21.5 billion

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         In excess of $15 billion

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.750%         Up to and including $500 million
       0.650%         Over $500 million, up to and including $1 billion
       0.600%         Over $1 billion, up to and including $1.5 billion
       0.550%         Over $1.5 billion, up to and including $6.5 billion
       0.525%         Over $6.5 billion, up to and including $11.5 billion
       0.500%         Over $11.5 billion, up to and including $16.5 billion
       0.490%         Over $16.5 billion, up to and including $19 billion
       0.480%         Over $19 billion, up to and including $21.5 billion
       0.470%         In excess of $21.5 billion


                               126 | Annual Report

Franklin Value Investors Trust

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

A.   MANAGEMENT FEES (CONTINUED)

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:


ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
       0.750%         Up to and including $500 million
       0.625%         Over $500 million, up to and including $1 billion
       0.500%         In excess of $1 billion

B.   ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. The Franklin All Cap Value Fund, the Franklin Large Cap Value Fund and the Franklin MidCap Value Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisory Services, the administrative fee for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund is paid by Advisory Services based on each fund's average daily net assets, and is not an additional expense of the funds.

C.   DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. This change was effective February 1, 2009. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Franklin All Cap Value Fund, the Franklin Large Cap Value Fund and the Franklin MidCap Value Fund Class A compensation distribution plan, the funds paid Distributors for costs incurred in connection with the servicing, sale and distribution of the fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


                               Annual Report | 127

Franklin Value Investors Trust

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

C.   DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                           FRANKLIN       FRANKLIN      FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN
                            ALL CAP    BALANCE SHEET    LARGE CAP   MICROCAP     MIDCAP     SMALL CAP
                          VALUE FUND  INVESTMENT FUND  VALUE FUND  VALUE FUND  VALUE FUND  VALUE FUND
                          ----------  ---------------  ----------  ----------  ----------  ----------
Reimbursement Plans:
   Class A ............      0.35%         0.25%          0.35%       0.25%       0.35%       0.35%
Compensation Plans:
   Class B ............        --          1.00%          1.00%         --          --        1.00%
   Class C ............      1.00%         1.00%          1.00%         --        1.00%       1.00%
   Class R ............      0.50%         0.50%          0.50%         --        0.50%       0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares for the Franklin All Cap Value Fund, the Franklin Large Cap Value Fund, the Franklin MidCap Value Fund, and the Franklin Small Cap Value Fund until further notice and approval by the Board.

D.   SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                        FRANKLIN       FRANKLIN      FRANKLIN
                                                         ALL CAP    BALANCE SHEET    LARGE CAP
                                                       VALUE FUND  INVESTMENT FUND  VALUE FUND
                                                       ----------  ---------------  ----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................     $9,152       $273,205        $43,099
Contingent deferred sales charges retained .........     $5,989       $ 20,426        $ 6,795

                                                        FRANKLIN    FRANKLIN    FRANKLIN
                                                        MICROCAP     MIDCAP     SMALL CAP
                                                       VALUE FUND  VALUE FUND  VALUE FUND
                                                       ----------  ----------  ----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................     $8,986      $27,989    $231,355
Contingent deferred sales charges retained .........     $   --      $   853    $ 33,993

E.   TRANSFER AGENT FEES

For the year ended October 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                          FRANKLIN      FRANKLIN       FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN
                           ALL CAP    BALANCE SHEET    LARGE CAP   MICROCAP     MIDCAP     SMALL CAP
                         VALUE FUND  INVESTMENT FUND  VALUE FUND  VALUE FUND  VALUE FUND  VALUE FUND
                         ----------  ---------------  ----------  ----------  ----------  ----------
Transfer agent fees ..    $21,069       $3,007,614     $250,069    $255,339    $105,988   $2,035,167


                               128 | Annual Report

Franklin Value Investors Trust

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

F.   WAIVER AND EXPENSE REIMBURSEMENTS

Advisory Services and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin All Cap Value Fund and the Franklin MidCap Value Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the funds do not exceed 0.90% and 1.05%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2011.

For the Franklin MicroCap Value Fund, Advisory Services has voluntarily agreed to limit the increase in the Fund's net annual operating expense ratio that results from the implementation of the Special Servicing Agreement (SSA) at 0.02% through April 30, 2010. See Note 10 regarding the SSA.

4.   EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2009, the custodian fees were reduced as noted in the Statements of Operations.

5.   INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the capital loss carryforwards were as follows:

           FRANKLIN       FRANKLIN      FRANKLIN    FRANKLIN     FRANKLIN     FRANKLIN
            ALL CAP    BALANCE SHEET    LARGE CAP   MICROCAP      MIDCAP      SMALL CAP
          VALUE FUND  INVESTMENT FUND  VALUE FUND  VALUE FUND   VALUE FUND   VALUE FUND
          ----------  ---------------  ----------  ----------  -----------  -----------
Capital loss carryforwards expiring in:
2015 ..   $   71,121    $        --    $       --   $     --   $        --  $        --
2016 ..    1,060,297             --     6,749,100         --     2,576,725      162,591
2017 ..    3,435,814     17,183,415            --    370,289    12,336,057   33,330,274
          ----------    -----------    ----------   --------   -----------  -----------
          $4,567,232    $17,183,415    $6,749,100   $370,289   $14,912,782  $33,492,865
          ==========    ===========    ==========   ========   ===========  ===========

During the year ended October 31, 2009, the Franklin Large Cap Value Fund utilized $314,926 of capital loss carryforward.


                               Annual Report | 129

Franklin Value Investors Trust

5.   INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended October 31, 2009 and 2008, was as follows:

                                FRANKLIN ALL CAP       FRANKLIN BALANCE SHEET
                                   VALUE FUND             INVESTMENT FUND
                               ------------------   ---------------------------
                                 2009       2008        2009           2008
                               --------   -------   ------------   ------------
Distributions paid from:
   Ordinary income .........   $111,943   $54,232   $ 43,818,944   $ 49,743,082
   Long term capital gain ..         --        --     67,023,495    386,933,080
                               --------   -------   ------------   ------------
                               $111,943   $54,232   $110,842,439   $436,676,162
                               ========   =======   ============   ============

                                  FRANKLIN LARGE CAP          FRANKLIN MICROCAP
                                      VALUE FUND                  VALUE FUND
                               ------------------------   -------------------------
                                  2009          2008          2009          2008
                               ----------   -----------   -----------   -----------
Distributions paid from:
   Ordinary income .........   $2,011,673   $ 5,805,692   $ 4,970,738   $ 4,661,874
   Long term capital gain ..           --    10,223,017    21,977,532    58,075,047
                               ----------   -----------   -----------   -----------
                               $2,011,673   $16,028,709   $26,948,270   $62,736,921
                               ==========   ===========   ===========   ===========

                                  FRANKLIN MIDCAP         FRANKLIN SMALL CAP
                                     VALUE FUND               VALUE FUND
                               ---------------------   ------------------------
                                 2009        2008         2009          2008
                               --------   ----------   ----------   -----------
Distributions paid from:
   Ordinary income .........   $261,531   $1,084,532   $8,191,088   $10,376,156
   Long term capital gain ..         --      889,238           --    45,898,078
                               --------   ----------   ----------   -----------
                               $261,531   $1,973,770   $8,191,088   $56,274,234
                               ========   ==========   ==========   ===========

At October 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

                                                  FRANKLIN       FRANKLIN         FRANKLIN
                                                   ALL CAP     BALANCE SHEET      LARGE CAP
                                                 VALUE FUND   INVESTMENT FUND    VALUE FUND
                                                -----------   ---------------   ------------
Cost of investments .........................   $12,543,173    $2,014,063,297   $148,050,152
                                                ===========    ==============   ============
Unrealized appreciation .....................   $   931,154    $  653,561,897   $ 21,153,368
Unrealized depreciation .....................      (946,974)     (309,748,149)   (32,436,660)
                                                -----------    --------------   ------------
Net unrealized appreciation (depreciation) ..   $  (15,820)    $  343,813,748   $(11,283,292)
                                                ===========    ==============   ============
Distributable earnings -
   undistributed ordinary income ............   $    59,019    $   16,202,976   $    752,134
                                                ===========    ==============   ============


                               130 | Annual Report

Franklin Value Investors Trust

5.   INCOME TAXES (CONTINUED)

                                                  FRANKLIN       FRANKLIN       FRANKLIN
                                                  MICROCAP        MIDCAP        SMALL CAP
                                                 VALUE FUND     VALUE FUND     VALUE FUND
                                                ------------   -----------   --------------
Cost of investments .........................   $282,571,733   $57,188,172   $1,246,856,329
                                                ============   ===========   ==============
Unrealized appreciation .....................   $ 87,452,987   $ 3,648,741   $  185,328,958
Unrealized depreciation .....................    (53,284,889)   (9,716,807)    (196,353,996)
                                                ------------   -----------   --------------
Net unrealized appreciation (depreciation) ..   $ 34,168,098   $(6,068,066)  $  (11,025,038)
                                                ============   ===========   ==============
Distributable earnings -
   undistributed ordinary income ............   $  1,554,859   $   226,746   $    3,417,115
                                                ============   ===========   ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, and foreign currency transactions.

6.   INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended October 31, 2009, were as follows:

                FRANKLIN        FRANKLIN        FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                 ALL CAP     BALANCE SHEET     LARGE CAP      MICROCAP       MIDCAP       SMALL CAP
               VALUE FUND   INVESTMENT FUND    VALUE FUND    VALUE FUND    VALUE FUND    VALUE FUND
               ----------     ------------    -----------   -----------   -----------   ------------
Purchases ..   $5,773,645     $120,944,370    $12,306,913   $26,571,007   $ 6,456,056   $141,552,480
Sales ......   $4,365,896     $120,866,138    $19,755,823   $27,546,459   $10,111,353   $ 22,515,767

7.   INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               Annual Report | 131

Franklin Value Investors Trust

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2009, the Franklin MicroCap Value Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

                                                                        ACQUISITION
SHARES    ISSUER                                                           DATES            COST        VALUE
-------   ------                                                     -----------------   ---------   ----------
 94,800   Allen Organ Co., Contigent Distribution ................   9/07/06 - 9/08/09     283,195   $  325,164
495,000   Black River BancVenture Inc. ...........................        8/13/07        4,950,000    3,259,575
 94,800   LandCo Real Estate LLC, Liquidating Trust ..............        9/07/06          240,792      259,667
 44,600   (a)Smith Investment Co. LLC                                     1/20/09          121,987      293,022
                                                                                                     ----------
              TOTAL RESTRICTED SECURITIES (1.31% of Net Assets) ..                                   $4,137,428
                                                                                                     ==========

(a) The Fund also invests in unrestricted securities of the issuer, valued at $256,686 as of October 31, 2009.

9.   HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund for the year ended October 31, 2009, were as shown below.

                                             NUMBER OF                           NUMBER OF
                                            SHARES HELD                         SHARES HELD     VALUE                   REALIZED
                                           AT BEGINNING    GROSS       GROSS       AT END       AT END    INVESTMENT    CAPITAL
NAME OF ISSUER                               OF YEAR     ADDITIONS  REDUCTIONS    OF YEAR      OF YEAR      INCOME    GAIN (LOSS)
--------------                             ------------  ---------  ----------  -----------  -----------  ----------  -----------
FRANKLIN BALANCE SHEET INVESTMENT FUND
NON-CONTROLLED AFFILIATES
Furmanite Corp. .........................    2,384,200         --       --       2,384,200   $ 8,535,436      $--         $--
KGen Power Corp., 144A ..................    4,400,000         --       --       4,400,000    29,700,000       --          --
Syms Corp. ..............................    1,430,000         --       --       1,430,000    10,052,900       --          --
Tecumseh Products Co., A ................    1,000,000         --       --       1,000,000    10,450,000       --          --
Tecumseh Products Co., B ................      310,000         --       --         310,000     3,214,700       --          --
Zale Corp. ..............................    2,232,700    235,300       --       2,468,000    11,673,640       --          --
                                                                                             -----------      ---         ---
   TOTAL AFFILIATED SECURITIES
      (3.13% of Net Assets) .............                                                    $73,626,676      $--         $--
                                                                                             ===========      ===         ===
FRANKLIN MICROCAP VALUE FUND
NON-CONTROLLED AFFILIATES
ACMAT Corp., A ..........................      392,800         --       --         392,800   $ 8,248,800      $--         $--
American Pacific Corp. ..................      676,300     73,700       --         750,000     5,310,000       --          --
Black River BancVenture Inc. ............      495,000         --       --         495,000     3,259,575       --          --
Cobra Electronics Corp. .................      540,000         --       --         540,000       685,800       --          --


                               132 | Annual Report

Franklin Value Investors Trust

9.   HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

                                               NUMBER OF                           NUMBER OF
                                              SHARES HELD                         SHARES HELD     VALUE                   REALIZED
                                             AT BEGINNING    GROSS      GROSS        AT END       AT END    INVESTMENT    CAPITAL
NAME OF ISSUER                                  OF YEAR    ADDITIONS  REDUCTIONS    OF YEAR      OF YEAR      INCOME    GAIN (LOSS)
--------------                               ------------  ---------  ----------  -----------  -----------  ----------  -----------
FRANKLIN MICROCAP FUND (CONTINUED)
NON-CONTROLLED AFFILIATES (CONTINUED)
Continental Materials Corp. ..............       109,567     11,033          --      120,600   $ 1,326,600  $       --  $        --
Delta Apparel Inc. .......................       756,600     43,400          --      800,000     7,072,000          --           --
Duckwall-ALCO Stores Inc. ................       238,000         --          --      238,000     4,117,400          --           --
Espey Manufacturing & Electronics Corp. ..       153,299         --          --      153,299     2,974,001     367,918           --
GTSI Corp. ...............................       530,000     70,000          --      600,000     4,470,000          --           --
Hardinge Inc. ............................       895,137    304,863          --    1,200,000     6,300,000      33,900           --
International Shipholding Corp. ..........       400,000         --      29,200      370,800    12,292,020     770,451      545,123
Nashua Corp. .............................       357,930         --     357,930           --            --          --      392,788
Omega Protein Corp. ......................       870,000    455,000          --    1,325,000     5,512,000          --           --
Origen Financial Inc. ....................     2,365,000    175,000          --    2,540,000     3,581,400          --           --
Rockford Corp. ...........................       575,000         --     575,000           --            --          --   (2,632,032)
S&K Famous Brands Inc. ...................       255,500         --     255,500           --            --          --   (2,270,674)
Tandy Brands Accessories Inc. ............       540,000         --          --      540,000     2,133,000          --           --
                                                                                               -----------  ----------  -----------
   TOTAL AFFILIATED SECURITIES (21.27% of Net Assets) ......................................   $67,282,596  $1,172,269  $(3,964,795)
                                                                                               ===========  ==========  ===========
FRANKLIN SMALL CAP VALUE FUND
NON-CONTROLLED AFFILIATES
Hooker Furniture Corp. ...................       582,900         --          --      582,900   $ 7,466,949  $  233,160  $        --
                                                                                               -----------  ----------  -----------
   TOTAL AFFILIATED SECURITIES (0.62% of Net Assets) .......................................   $ 7,466,949  $  233,160  $        --
                                                                                               ===========  ==========  ===========

10.  SPECIAL SERVICING AGREEMENT

On May 1, 2009, the Franklin MicroCap Value Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a SSA with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund pays a portion of the Allocator Funds' expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services. For the year ended October 31, 2009, the fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statements of Operations. At October 31, 2009, 21.32% of the fund's outstanding shares was held by one or more of the Allocator Funds.

11.  CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                               Annual Report | 133

Franklin Value Investors Trust

11.  CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the year ended October 31, 2009, the Funds did not utilize the Global Credit Facility.

The commitment fees the Funds incurred for the period were as follows:

                      FRANKLIN       FRANKLIN      FRANKLIN    FRANKLIN    FRANKLIN
                       ALL CAP    BALANCE SHEET    LARGE CAP   MICROCAP     MIDCAP     SMALL CAP
                     VALUE FUND  INVESTMENT FUND  VALUE FUND  VALUE FUND  VALUE FUND  VALUE FUND
                     ----------  ---------------  ----------  ----------  ----------  ----------
Commitment fees ..       $28          $4,634         $236        $540         $93       $1,767

12.  REDEMPTION IN-KIND

During the year ended October 31, 2008, the Franklin Balance Sheet Investment Fund realized $108,873,568 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

13.  FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                               134 | Annual Report

Franklin Value Investors Trust

13.  FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of October 31, 2009, in valuing the Funds' assets carried at fair value:

                                                     LEVEL 1       LEVEL 2      LEVEL 3        TOTAL
                                                 --------------  -----------  ----------  --------------
FRANKLIN ALL CAP VALUE FUND
   ASSETS:
      Investments in Securities:
         Equity Investments(a) ...............   $   12,260,838  $        --  $       --  $   12,260,838
         Short Term Investments ..............          266,515           --          --         266,515
                                                 --------------  -----------  ----------  --------------
            Total Investments in Securities ..   $   12,527,353  $        --  $       --  $   12,527,353
                                                 ==============  ===========  ==========  ==============
FRANKLIN BALANCE SHEET INVESTMENT FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(b)
            Utilities ........................   $  269,530,927  $29,700,000  $       --  $  299,230,927
            All Other Equity Investments(a) ..    1,937,028,703           --          --   1,937,028,703
         Corporate Bonds .....................               --    5,239,740          --       5,239,740
         Short Term Investments ..............      113,949,153    2,428,522          --     116,377,675
                                                 --------------  -----------  ----------  --------------
            Total Investments in Securities ..   $2,320,508,783  $37,368,262  $       --  $2,357,877,045
                                                 ==============  ===========  ==========  ==============
FRANKLIN LARGE CAP VALUE FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a) ..............   $  123,539,835  $        --  $       --  $  123,539,835
         Short Term Investments ..............       13,227,025           --          --      13,227,025
                                                 --------------  -----------  ----------  --------------
            Total Investments in Securities ..   $  136,766,860  $        --  $       --  $  136,766,860
                                                 ==============  ===========  ==========  ==============
FRANKLIN MICROCAP VALUE FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:
            Banks ............................   $    4,296,490  $        --  $3,259,575  $    7,556,065
            Capital Goods ....................       42,188,443           --     549,708      42,738,151
            Real Estate ......................        4,849,750           --     259,667       5,109,417
            Technology Hardware & Equipment ..        4,470,000           --     325,164       4,795,164
            All Other Equity Investments(a) ..      208,791,593           --          --     208,791,593
         Convertible Bonds ...................               --    5,845,000          --       5,845,000
         Short Term Investments ..............       41,749,065      155,376          --      41,904,441
                                                 --------------  -----------  ----------  --------------
            Total Investments in Securities ..   $  306,345,341  $ 6,000,376  $4,394,114  $  316,739,831
                                                 ==============  ===========  ==========  ==============


                               Annual Report | 135

Franklin Value Investors Trust

13.  FAIR VALUE MEASUREMENTS (CONTINUED)

                                          LEVEL 1        LEVEL 2    LEVEL 3        TOTAL
                                      --------------   ----------   -------   --------------
FRANKLIN MIDCAP VALUE FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a) ...   $   49,820,464   $       --     $--       $ 49,820,464
         Short Term Investments ...        1,299,642           --      --          1,299,642
                                      --------------   ----------     ---     --------------
            Total Investments in
               Securities .........   $   51,120,106   $       --     $--       $ 51,120,106
                                      ==============   ==========     ===     ==============
FRANKLIN SMALL CAP VALUE FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a) ...   $1,074,500,964   $       --     $--     $1,074,500,964
         Corporate Bonds ..........               --    1,233,265      --          1,233,265
         Short Term Investments ...      159,125,591      971,471      --        160,097,062
                                      --------------   ----------     ---     --------------
            Total Investments in
               Securities .........   $1,233,626,555   $2,204,736     $--     $1,235,831,291
                                      ==============   ==========     ===     ==============

(a) For detailed industry descriptions, see the accompanying Statement of Investments.

(b)  Includes closed-end mutual funds and common stock.

At October 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Franklin MicroCap Value Funds' fair value, is as follows:

                                                                                                                        NET CHANGE
                                                                 NET CHANGE                                            IN UNREALIZED
                                                                     IN                                                APPRECIATION
                                    BALANCE AT       NET         UNREALIZED        NET        TRANSFER    BALANCE AT  (DEPRECIATION)
                                     BEGINNING     REALIZED     APPRECIATION    PURCHASES   IN (OUT) OF     END OF    ON ASSETS HELD
                                      OF YEAR    GAIN (LOSS)   (DEPRECIATION)    (SALES)      LEVEL 3        YEAR       AT YEAR END
                                    ----------   -----------   --------------   ---------   -----------   ----------  --------------
ASSETS:
   Investments in Securities:
      Equity Investments:
         Banks ..................   $4,034,993       $--          $(775,418)    $      --     $     --    $3,259,575     $(775,418)
         Capital Goods ..........           --        --              60,892           --      488,816       549,708        60,892
         Real Estate ............      168,744        --              90,923           --           --       259,667        90,923
         Technology Hardware &
         Equipment ..............    1,016,256        --               (650)     (690,442)          --       325,164          (650)
                                    ----------       ---          ---------     ---------     --------    ----------     ---------
            Total ...............   $5,219,993       $--          $(624,253)    $(690,442)    $488,816    $4,394,114     $(624,253)
                                    ==========       ===          =========     =========     ========    ==========     =========

14.  SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through December 16, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                               136 | Annual Report

Franklin Value Investors Trust

ABBREVIATIONS

ADR - American Depository Receipt

SELECTED PORTFOLIO


                               Annual Report | 137

Franklin Value Investors Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN VALUE INVESTORS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund and Franklin Small Cap Value Fund (separate portfolios of Franklin Value Investors Trust, hereafter referred to as the "Funds") at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2009


                               138 | Annual Report

Franklin Value Investors Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2009:

 FRANKLIN        FRANKLIN       FRANKLIN      FRANKLIN     FRANKLIN     FRANKLIN
 ALL CAP      BALANCE SHEET     LARGE CAP     MICROCAP      MIDCAP      SMALL CAP
VALUE FUND   INVESTMENT FUND   VALUE FUND    VALUE FUND   VALUE FUND   VALUE FUND
----------   ---------------   ----------   -----------   ----------   ----------
    $--        $67,023,495         $--      $21,977,532       $--          $--

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2009:

 FRANKLIN       FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
 ALL CAP      BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
----------   ---------------   ----------   ----------   ----------   ----------
   100%          98.59%           100%         100%         100%         100%

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2009:

 FRANKLIN        FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN      FRANKLIN
 ALL CAP      BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND    VALUE FUND
----------   ---------------   ----------   ----------   ----------   ----------
 $247,620      $46,501,838     $3,172,995   $4,303,666    $753,951    $19,106,007

Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2009:

 FRANKLIN       FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
 ALL CAP      BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
----------   ---------------   ----------   ----------   ----------   ----------
    $--          $407,408          $--          $--          $--          $--


                               Annual Report | 139

Franklin Value Investors Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
FRANK T. CROHN (1924)          Trustee          Since 1989           7                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Eastport Lobster & Fish Company; and FORMERLY, Director, Unity Mutual Life Insurance Company (until 2006); Chief Executive
Officer and Chairman, Financial Benefit Life Insurance Company (insurance and annuities) (until 1996); Chief Executive Officer,
National Benefit Life Insurance Co. (insurance) (1963-1982); and Director, AmVestors Financial Corporation (until 1997).

BURTON J. GREENWALD (1929)     Lead             Trustee since        15                       Franklin Templeton Emerging Markets
One Franklin Parkway           Independent      2001 and                                      Debt Opportunities Fund PLC and
San Mateo, CA 94403-1906       Trustee          Lead Independent                              Fiduciary International Ireland
Limited.                                        Trustee since
                                                2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.

CHARLES RUBENS II (1930)       Trustee          Since 1989           15                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

ROBERT E. WADE (1946)          Trustee          Since 2004           38                       El Oro Ltd (investments).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.

GREGORY H. WILLIAMS (1943)     Trustee          Since 2008           7                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, The City College of New York (since 2001); member of the boards of directors of various non-profit organizations affiliated with The City University of New York and The City College of New York; and FORMERLY, Dean of The Ohio State University
College of Law (1993-2001) and Associate Vice President for Academic Affairs and Professor of Law, University of Iowa (1977-1993).


                               140 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
**WILLIAM J. LIPPMAN (1925)    Trustee,         Trustee and          7                        None
One Parker Plaza, 9th Floor    President and    President since
Fort Lee, NJ 07024             Chief            1989 and Chief
                               Executive        Executive Officer
                               Officer -        - Investment
                               Investment       Management
                               Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of two of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)          Chief            Chief Compliance     Not Applicable           Not Applicable
One Franklin Parkway           Compliance       Officer since 2004
San Mateo, CA 94403-1906       Officer and      and Vice President
                               Vice President   - AML Compliance
                               - AML            since 2006
                               Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)      Chief Executive  Since March 2008     Not Applicable           Not Applicable
One Franklin Parkway           Officer -
San Mateo, CA 94403-1906       Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

ALIYA S. GORDON (1973)         Vice President   Since March 2009     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)           Vice President   Since 2000           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 141

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
STEVEN J. GRAY (1955)          Secretary and    Secretary since      Not Applicable           Not Applicable
One Franklin Parkway           Vice President   2005 and Vice
San Mateo, CA 94403-1906                        President since
                                                August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

MATTHEW T. HINKLE (1971)       Treasurer,       Since March 2009     Not Applicable           Not Applicable
One Franklin Parkway           Chief Financial
San Mateo, CA 94403-1906       Officer and
                               Chief
                               Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton
Investments.

RUPERT H. JOHNSON, JR. (1940)  Vice President   Since 1989           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)      Vice President   Since                Not Applicable           Not Applicable
500 East Broward Blvd.                          August 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)       Vice President   Since 2006           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               142 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
CRAIG S. TYLE (1960)           Vice President   Since 2005           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK T. CROHN AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. CROHN, WHO CURRENTLY IS A DIRECTOR OF VARIOUS COMPANIES AND CHAIRS THE FUND'S AUDIT COMMITTEE, QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS BUSINESS BACKGROUND AND EXPERIENCE, WHICH INCLUDES SERVICE AS CHIEF EXECUTIVE OFFICER OF NATIONAL BENEFIT LIFE INSURANCE COMPANY (1963-1982), CHIEF EXECUTIVE OFFICER OF FINANCIAL BENEFIT LIFE INSURANCE COMPANY (1982-1996), AND SERVICE AS A DIRECTOR OF AMVESTORS FINANCIAL CORPORATION UNTIL 1997. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. CROHN HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. CROHN IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 143

Franklin Value Investors Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               144 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                  One Franklin Parkway San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER
Franklin Advisory Services, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT A2009 12/09





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $168,935 for the fiscal year ended October 31, 2009 and $169,506 for the fiscal year ended October 31, 2008.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,650 for the fiscal year ended October 31, 2009 and $2,650 for the fiscal year ended October 31, 2008. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended October 31, 2009 and $4,000 for the fiscal year ended October 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2009 and $4,286 for the fiscal year ended October 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2009 and $279,791 for the fiscal year ended October 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $5,412 for the fiscal year ended October 31, 2009 and $290,727 for the fiscal year ended October 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

ITEM 6. SCHEDULE OF INVESTMENTS. N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By/s/LAURA F. FERGERSON
  ----------------------
    Laura F. Fergerson
    Chief Executive Officer -
     Finance and Administration
Date  December 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By/s/LAURA F. FERGERSON
  ----------------------
    Laura F. Fergerson
    Chief Executive Officer -
     Finance and Administration
Date  December 28, 2009



By /s/MATTHEW T. HINKLE
  ---------------------------
     Matthew T. Hinkle
     Chief Financial Officer and
      Chief Accounting Officer
Date  December 28, 2009